UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2023 – November 30, 2024

Item 1.	Report to Stockholders.

(a)

Alerian MLP ETF	ALPS ETF TRUST
NYSE ARCA: AMLP	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about Alerian MLP ETF (the "Fund" or "AMLP") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at www.alpsfunds.com/exchange-traded-funds/amlp. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alerian MLP ETF	$96	0.85%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?
Management's Discussion of Fund Performance

The Alerian MLP ETF delivered a total return of 25.74% for the twelve-month period ended November 30, 2024. This compares to the Alerian MLP Infrastructure Index (the "Underlying Index"), which increased 22.40% on a price-return basis and 31.89% on a total-return basis. The difference in performance between the Fund and its Underlying Index is primarily attributable to the Fund's operating expenses and the tax impact of the Fund's C-Corporation structure, including the accrual of approximately $465.9 million in income tax expense during the period.

Pipeline Transportation | Natural Gas was the best-performing subsector and benefitted from an improving multi-year outlook for US natural gas demand driven by liquefied natural gas (LNG) exports and power generation. Gathering & Processing and Pipeline Transportation | Petroleum also performed well. All subsectors saw positive total returns during the period.

Liquefaction, which only includes Cheniere Energy Partners (CQP), was the worst-performing subsector as global prices for LNG remained well below 2022 highs and CQP lowered the variable component of its distribution paid in May 2024.

AMLP: Index Performance Attribution as of the end of the Period.
Compression	6.27%
Gathering & Processing	35.89%
Liquefaction	0.98%
Marketing & Distribution	17.25%
Pipeline Transportation | Natural Gas	46.60%
Pipeline Transportation | Petroleum	35.23%

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
Alerian MLP ETF - NAV	25.74%	15.21%	2.75%
Alerian MLP Infrastructure Index	31.89%	18.50%	3.56%
Alerian MLP Index	31.13%	19.23%	3.84%
Bloomberg US 1000 Index‡	34.11%	15.45%	13.11%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$10,230,541,232
Number of Portfolio Holdings	14
Portfolio Turnover Rate	18%
Total Advisory Fees Paid	$70,761,336
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Energy Transfer LP	13.29%
MPLX LP	12.77%
Enterprise Products Partners LP	12.54%
Plains All American Pipeline LP	11.49%
Western Midstream Partners LP	11.22%
Sunoco LP	10.58%
EnLink Midstream LLC	7.24%
Hess Midstream LP	5.99%
Cheniere Energy Partners LP	4.09%
USA Compression Partners LP	2.94%
Total % of Top 10 Holdings	92.15%
Sector Allocation*

Pipeline Transportation | Petroleum	27.38%
Pipeline Transportation | Natural Gas	25.83%
Gathering + Processing	24.45%
Marketing & Distribution	15.30%
Liquefaction	4.09%
Compression	2.94%
Money Market Fund	0.01%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit www.alpsfunds.com/exchange-traded-funds/amlp.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-AMLP-113024

Alerian Energy Infrastructure ETF	ALPS ETF TRUST
NYSE ARCA: ENFR	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about Alerian Energy Infrastructure ETF (the "Fund" or "ENFR") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/enfr. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alerian Energy Infrastructure ETF	$44	0.35%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?
Management's Discussion of Fund Performance

The Alerian Energy Infrastructure ETF delivered a total return of 50.02% for the twelve-month period ended November 30, 2024. This compares to the Fund's Underlying Index, which increased 42.55% on a price-return basis and 51.22% on a total-return basis. Energy infrastructure companies broadly saw strong performance in the period, including noticeable gains following the election.

The best-performing subsector in the portfolio was Pipeline Transportation | Natural Gas, followed by Gathering & Processing. These subsectors have benefitted from a strengthening multi-year outlook for North American natural gas demand. Energy infrastructure companies will play a critical role in transporting natural gas to demand centers, while also helping facilitate the production growth required to meet new demand. All subsectors saw double-digit percentage total returns during the period.

ENFR: Index Performance Attribution as of the end of the Period.
Gathering & Processing	56.82%
Liquefaction	30.93%
Pipeline Transportation | Natural Gas	61.32%
Pipeline Transportation | Petroleum	36.69%
Storage	20.22%

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
Alerian Energy Infrastructure ETF - NAV	50.02%	18.70%	6.72%
Alerian Midstream Energy Select Index	51.22%	19.68%	7.58%
Alerian MLP Index	31.13%	19.23%	3.84%
Bloomberg US 1000 Index‡	34.11%	15.45%	13.11%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$235,540,637
Number of Portfolio Holdings	26
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$545,871
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Energy Transfer LP	9.53%
Enterprise Products Partners LP	7.83%
Enbridge, Inc.	7.37%
DT Midstream, Inc.	5.95%
Targa Resources Corp.	5.90%
Kinder Morgan, Inc.	5.72%
The Williams Cos., Inc.	5.57%
Cheniere Energy, Inc.	4.93%
ONEOK, Inc.	4.91%
MPLX LP	4.86%
Total % of Top 10 Holdings	62.57%
Sector Allocation*

Pipeline Transportation | Natural Gas	40.14%
Gathering + Processing	29.23%
Pipeline Transportation | Petroleum	21.93%
Liquefaction	5.50%
Storage	2.18%
Exchange Traded Fund	1.01%
Money Market Fund	0.01%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/enfr.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-ENFR-113024

ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF)	ALPS ETF TRUST
NYSE ARCA: RFFC	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Active Equity Opportunity ETF (formerly, the RiverFront Dynamic US Flex-Cap ETF) (the "Fund" or "RFFC") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rffc. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Active Equity Opportunity ETF	$56	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Active Equity Opportunity ETF (RFFC), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 34.50%. The Fund outperformed the S&P 1500 Composite Index, which returned 33.87% for the same period.

Attribution

Top contributors to relative performance

  Security selection of names within the Consumer Staples sector, which outperformed.

  Security selection of names within the Financials sector, which outperformed.

  AI & semiconductor company, NVIDIA Corp. (NVDA, 4.76% weight*), provided the best individual contribution to RFFC's performance over the 1-year period (+5.61%).

Top detractors from relative performance

  Underweight allocation to the Information Technology sector.

  Security selection of names within the Consumer Discretionary sector, which underperformed.

  Computer and microprocessor manufacturer, Intel Corp. (INTC, portfolio drop in August), provided the worst individual contribution to RFFC's performance over the 1-year period (-0.76%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception^ (06/06/2016)
ALPS Active Equity Opportunity ETF - NAV	34.50%	13.09%	12.24%
S&P Composite 1500® Index	33.87%	15.46%	14.87%
Bloomberg US 1000 Index‡	34.11%	15.45%	14.97%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

^

Effective June 1, 2023, RiverFront Investment Group, LLC ceased to serve as the Sub-Adviser to the RiverFront Dynamic US Flex-Cap ETF and ALPS Advisors, Inc. assumed all responsibility for selecting the investments of the Fund. In addition, the Fund changed its name from RiverFront Dynamic US Flex-Cap ETF to ALPS Active Equity Opportunity ETF and its principal investment strategies. Performance figures shown above for periods before June 1, 2023 represent performance of the Fund during the times when the Fund's investments were selected by RiverFront Investment Group, LLC.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$24,135,761
Number of Portfolio Holdings	58
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$110,846
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*^

Apple, Inc.	6.05%
NVIDIA Corp.	4.60%
Amazon.com, Inc.	4.13%
Microsoft Corp.	3.49%
JPMorgan Chase & Co.	3.14%
Alphabet, Inc.	2.82%
Meta Platforms, Inc.	2.75%
Walmart, Inc.	2.62%
UnitedHealth Group, Inc.	2.52%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.42%
Total % of Top 10 Holdings	34.54%
Sector Allocation*

Information Technology	26.79%
Financials	13.76%
Industrials	11.07%
Consumer Discretionary	9.06%
Health Care	8.55%
Communication Services	8.49%
Consumer Staples	7.22%
Energy	4.94%
Real Estate	2.58%
Utilities	2.43%
Materials	1.81%
Money Market Fund	3.30%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).
^	Excludes Money Market Fund.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rffc.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFFC-113024

ALPS Active REIT ETF	ALPS ETF TRUST
NASDAQ: REIT	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Active REIT ETF (the "Fund" or "REIT") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/reit. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Active REIT ETF	$77	0.68%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

●REIT share prices enjoyed a strong recovery for the fiscal year ending November 30, 2024, as the S&P United States REIT Index was up 28.64% for the period, outpacing most other sectors of the market. The Fund was up 27.28% for the fiscal year, net of all fees and expenses, slightly lagging the benchmark. Key drivers of the strong absolute performance were a combination of overly discounted valuations at the beginning of the year, investor rotation out of large cap technology stocks into more value-oriented areas including REITs, and the beginning of monetary easing and a decline in short-term interest rates.

●The Fund benefited from broad-based contribution to total returns from its portfolio holdings, with the largest contributors to the Fund's total returns coming from holdings in the healthcare, storage and industrial property sectors. Key positive contributors to excess returns included stock selection in the lodging and office sectors. Within the broader lodging category, the portfolio was underweight the lagging hotel sub-sector and overweight the outperforming gaming sub-sector.

●The largest detractors of relative returns were the Fund's overweight position in the underperforming single-family rental property sector, stock selection and allocation within healthcare and its property subsectors, and an underweight position in outperforming specialty REITs, specifically those focused on technology and data storage.

●Earnings growth has been one of the primary drivers of investment performance for the REIT universe this year as sectors and individual companies with high actual and expected growth rates have generated strong total returns. The best examples of this trend include companies in the senior housing and specialty REIT sectors.

●The underperforming property sectors for the year have generally been those experiencing a deceleration in earnings growth. The industrial and single-family rental sectors have been two of the weakest performing sectors for the year, as both have seen declining growth in earnings and net operating income from previously high levels. Despite the recent slowdown, these sectors should benefit from favorable, long-term secular fundamentals and do well over the long term. The hotel and cold storage sectors have also suffered from weakening demand and operating results but may be poised for a recovery as both are trading at discounted valuations that could provide the potential for favorable returns should business recover.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	Since Inception (02/25/2021)
ALPS Active REIT ETF - NAV	27.28%	8.80%
S&P United States REIT Index	28.64%	8.63%
Bloomberg US 1000 Index‡	34.11%	13.43%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$41,376,443
Number of Portfolio Holdings	29
Portfolio Turnover Rate	79%
Total Advisory Fees Paid	$189,355
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Equinix, Inc.	9.51%
Prologis, Inc.	7.14%
Welltower, Inc.	4.94%
Public Storage	4.85%
VICI Properties, Inc.	4.75%
Healthpeak Properties, Inc.	3.96%
Simon Property Group, Inc.	3.94%
First Industrial Realty Trust, Inc.	3.91%
Extra Space Storage, Inc.	3.83%
Invitation Homes, Inc.	3.78%
Total % of Top 10 Holdings	50.61%
REIT Sector Allocation*

Real Estate	98.14%
Money Market Fund	1.86%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/reit.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-REIT-113024

ALPS Equal Sector Weight ETF	ALPS ETF TRUST
NYSE ARCA: EQL	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Equal Sector Weight ETF (the "Fund" or "EQL") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/eql. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Equal Sector Weight ETF	$18	0.16%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Equal Sector Weight ETF (EQL), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 28.68%. The Fund underperformed the S&P 500® Index, which returned 33.89% for the period.

Top contributors to relative performance:

  Underweight allocation to the Health Care sector.

  Overweight allocation to the Utilities sector, which overperformed.

  The Financial Select Sector SPDR ETF (XLF US, 9.72% weight*), provided the best individual contribution to EQL's performance over the 1-year period (+3.98%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Overweight allocation to the Materials sector, which underperformed.

  The Health Care Select Sector SPDR ETF (XLV US, 8.20% weight*), provided the worst individual contribution to EQL's performance over the 1-year period (+1.40%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
ALPS Equal Sector Weight ETF - NAV	28.68%	13.60%	11.28%
NYSE® Equal Sector Weight Index	28.90%	13.77%	11.45%
S&P 500® Index‡	33.89%	15.77%	13.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$422,915,659
Number of Portfolio Holdings	11
Portfolio Turnover Rate	7%
Total Advisory Fees Paid	$568,031
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Consumer Discretionary Select Sector SPDR Fund	9.77%
Financial Select Sector SPDR Fund	9.72%
Communication Services Select Sector SPDR Fund	9.56%
Industrial Select Sector SPDR Fund	9.34%
Energy Select Sector SPDR Fund	9.30%
Technology Select Sector SPDR Fund	9.08%
Utilities Select Sector SPDR Fund	8.95%
Materials Select Sector SPDR Fund	8.71%
Real Estate Select Sector SPDR Fund	8.70%
Consumer Staples Select Sector SPDR Fund	8.66%
Total % of Top 10 Holdings	91.79%
Sector Allocation*

Consumer Discretionary	9.77%
Financials	9.72%
Communication Services	9.56%
Industrials	9.34%
Energy	9.30%
Technology	9.08%
Utilities	8.95%
Materials	8.71%
Real Estate	8.70%
Consumer Staples	8.66%
Healthcare	8.20%
Money Market Fund	0.01%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/eql.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-EQL-113024

ALPS Intermediate Municipal Bond ETF	ALPS ETF TRUST
NYSE ARCA: MNBD	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Intermediate Municipal Bond ETF (the "Fund" or "MNBD") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/mnbd. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Intermediate Municipal Bond ETF	$51	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS Intermediate Municipal ETF (the "Fund") produced a total return of 5.46% for the twelve-month period ending November 30, 2024. In comparison, its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend Index, had a return of 3.83% over the period. Throughout the measurement period, changing investor expectations regarding inflation and monetary policy drove significant market volatility.

For the twelve-month period, 10-year maturity municipal yields increased 15 basis points, the 5-year maturity remained unchanged and short maturity yields declined by 15 basis points. The Fed's tightening cycle officially ended in September when they reduced their policy rate by 50 basis points. Although core measures of inflation remain moderately above the Fed's target of 2%, they have fallen substantially. This gave the Fed confidence to ease rates to help support the labor market.

The credit-sensitive portions of the Municipal market performed very strongly. Relative to Triple-A rated securities, Triple-B rated bonds and Municipal High Yield outperformed by 300 basis points and 700 basis points, respectively during the year. A core element of the Fund's strategy is to focus on smaller areas of the market and own securities that are structurally more complex. This has allowed us to enhance the risk-adjusted return of the Fund. To help preserve Fund liquidity, we focus on high quality securities in these areas.

Against this backdrop, the Fund outperformed its benchmark by 1.63%. Despite the Fund's low exposure to Triple B rated bonds and no high yield positions, it still performed well relative to its benchmark and its peers. The Fund's significant holdings of State Housing Finance Authorities, Prepaid Natural Gas, and Airports were large contributors to performance. Also enhancing returns were the Fund's positions in zero-coupon bonds and floating rate notes.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	Since Inception (05/19/2022)
ALPS Intermediate Municipal Bond ETF - NAV	5.46%	5.02%
Bloomberg Municipal Bond 1-15 Year Blend Index	3.83%	3.82%
Bloomberg Municipal Bond Index‡	4.93%	4.37%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$34,896,018
Number of Portfolio Holdings	116
Portfolio Turnover Rate	98%
Total Advisory Fees Paid	$163,193
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

United States Treasury Bill	4.08%
Port Authority of New York & New Jersey	3.24%
South Carolina State Housing Finance & Development Authority	2.82%
Wyoming Community Development Authority	2.74%
North Carolina Housing Finance Agency	2.26%
Central Plains Energy Project	2.11%
Salt Verde Financial Corp.	2.02%
Minnesota Housing Finance Agency	1.93%
New Jersey Transportation Trust Fund Authority	1.57%
Morris Area Schools Independent School District No 2769	1.55%
Total % of Top 10 Holdings	24.32%
Sector Allocation*

Revenue Bonds	75.87%
General Obligation Unlimited	17.20%
Government Bonds	4.08%
General Obligation Limited	1.41%
Commercial Paper	1.13%
Money Market Fund	0.31%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/mnbd.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-MNBD-113024

ALPS Clean Energy ETF	ALPS ETF TRUST
NYSE ARCA: ACES	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Clean Energy ETF (the "Fund" or "ACES") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/aces. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Clean Energy ETF	$52	0.55%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS Clean Energy ETF (ACES), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of -9.32%. The fund underperformed the S&P 1000 Index, which returned 33.37% for the same period.

Top contributors to relative performance:

  Overweight allocation to the Utilities sector, which overperformed.

  Overweight allocation to the Health Care sector, which overperformed.

  Electric vehicle manufacturer, Tesla Inc. (TSLA US, 7.77% weight*), provided the best individual contribution to ACES' performance over the 1-year period (+2.95%).

Top detractors from relative performance:

  Underweight allocation to the Financials sector.

  Security selection of names within the Industrials sector, which underperformed.

  Semiconductor manufacturer, Wolfspeed, Inc. (WOLF US, 1.41% weight*), provided the worst individual contribution to ACES' performance over the 1-year period (-2.26%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (06/28/2018)
ALPS Clean Energy ETF - NAV	-9.32%	-1.71%	2.99%
CIBC Atlas Clean Energy Index	-9.57%	-1.64%	3.24%
S&P 1000 Index	33.37%	12.08%	9.89%
Bloomberg US 1000 Index‡	34.11%	15.45%	14.80%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$127,910,880
Number of Portfolio Holdings	37
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$1,185,832
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Tesla, Inc.	7.77%
Albemarle Corp.	6.64%
Arcadium Lithium PLC	6.32%
Itron, Inc.	5.80%
Ormat Technologies, Inc.	5.32%
Darling Ingredients, Inc.	5.23%
NEXTracker, Inc.	5.23%
Brookfield Renewable Partners LP	5.07%
First Solar, Inc.	4.53%
Rivian Automotive, Inc.	4.38%
Total % of Top 10 Holdings	56.29%
Clean Energy Segment Allocation*

Electric Vehicles	31.44%
Solar	22.95%
Wind	12.77%
Hydro/Geothermal	10.39%
Bioenergy	10.24%
Energy Management & Storage	9.36%
Fuel Cell/Hydrogen	2.83%
Money Market Fund	0.02%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/aces.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-ACES-113024

ALPS Disruptive Technologies ETF	ALPS ETF TRUST
NYSE ARCA: DTEC	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Disruptive Technologies ETF (the "Fund" or "DTEC") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/dtec. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Disruptive Technologies ETF	$55	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Disruptive Technologies ETF (DTEC), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 21.70%. The Fund underperformed the Morningstar Global Markets Index, which returned 25.55% for the same period.

Top contributors to relative performance:

  Overweight allocation to the Information Technology sector.

  Security selection of names within the Health Care sector, which overperformed.

  Surgical equipment manufacturer, PROCEPT BioRobotics Corp. (PRCT US, 1.08% weight*), provided the best individual contribution to DTEC's performance over the 1-year period (+1.17%).

Top detractors from relative performance:

  Overweight allocation to stocks domiciled in Western Europe, which underperformed.

  Security selection of names within the Information Technology sector, which underperformed.

  Solar power equipment company, SolarEdge Technologies Inc. (SEDG US, 0.79% weight*), provided the worst individual contribution to DTEC's performance over the 1-year period (-1.40%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (12/28/2017)
ALPS Disruptive Technologies ETF - NAV	21.70%*	8.21%	9.65%
Indxx Disruptive Technologies Index	21.98%	8.59%	9.99%
Morningstar Global Markets Index‡	25.55%	10.90%	9.24%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$93,353,399
Number of Portfolio Holdings	100
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$487,040
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

SoundHound AI, Inc.	1.73%
Goldwind Science & Technology Co., Ltd.	1.49%
Snowflake, Inc.	1.40%
Tesla, Inc.	1.36%
SenseTime Group, Inc.	1.30%
Proto Labs, Inc.	1.28%
Datadog, Inc.	1.26%
Block, Inc.	1.26%
Stratasys, Ltd.	1.23%
Crowdstrike Holdings, Inc.	1.22%
Total % of Top 10 Holdings	13.53%
Thematic Allocation*

Cloud Computing	10.71%
Robotics & Artificial Intelligence	10.59%
Cybersecurity	10.40%
3D Printing	10.20%
Mobile Payments	9.94%
Clean Energy & Smart Grid	9.94%
FinTech	9.76%
Healthcare Innovation	9.51%
Data & Analytics	9.41%
Internet of Things	9.37%
Money Market Fund	0.17%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/dtec.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-DTEC-113024

ALPS Medical Breakthroughs ETF	ALPS ETF TRUST
NYSE ARCA: SBIO	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Medical Breakthroughs ETF (the "Fund" or "SBIO") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/sbio. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Medical Breakthroughs ETF	$62	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Medical Breakthroughs ETF (SBIO), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 47.50%. The fund outperformed the NASDAQ Biotechnology Index, which returned 20.87% for the same period.

Top contributors to relative performance:

  Overweight allocation to mid-cap biotechnology stocks, which overperformed.

  Security selection of names within the Health Care sector, which overperformed.

  Biopharmaceutical company, Summit Therapeutics, Inc. (SMMT US, portfolio deletion during June rebalance), provided the best individual contribution to SBIO's performance over the 1-year period (+3.62%).

Top detractors from relative performance:

  Overweight allocation to small-cap biotechnology stocks, which underperformed.

  Gene-therapy-focused biotechnology company, Intellia Therapeutics, Inc. (NTLA US, 1.01% weight*), provided the worst individual contribution to SBIO's performance over the 1-year period (-1.26%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (12/30/2014)
ALPS Medical Breakthroughs ETF - NAV	47.50%	-0.31%	5.19%
S-Network® Medical Breakthrough Index	48.00%	0.11%	5.58%
NASDAQ Biotechnology Index	20.87%	5.13%	4.50%
Bloomberg US 1000 Index‡	34.11%	15.45%	13.14%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$123,195,761
Number of Portfolio Holdings	99
Portfolio Turnover Rate	72%
Total Advisory Fees Paid	$546,749
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Corcept Therapeutics, Inc.	3.88%
Krystal Biotech, Inc.	3.73%
Avidity Biosciences, Inc.	3.20%
Alkermes PLC	3.09%
Arcellx, Inc.	3.05%
Crinetics Pharmaceuticals, Inc.	2.93%
Immunovant, Inc.	2.69%
Denali Therapeutics, Inc.	2.24%
Agios Pharmaceuticals, Inc.	2.16%
PTC Therapeutics, Inc.	2.16%
Total % of Top 10 Holdings	29.13%
Sector Allocation*

Biotechnology	83.72%
Pharmaceuticals	15.93%
Health Care Providers & Services	0.35%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/sbio.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SBIO-113024

ALPS Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: SDOG	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Sector Dividend Dogs ETF (the "Fund" or "SDOG") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/sdog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Sector Dividend Dogs ETF	$42	0.36%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Sector Dividend Dogs ETF (SDOG), for the twelve-month period ended November 30, 2024, generated a NAV total return of 30.83%. The Fund underperformed the S&P 500® Index, which returned 33.89% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to the Health care sector.

  Security selection of dividend-paying stocks within the Energy sector, which outperformed.

  Fiber optic company, Corning Inc. (GLW, 2.17% weight*), provided the best individual contribution to SDOG's performance over the 1-year period (+1.38%).

Top detractors from relative performance:

  Underweight allocation to the Information Technology sector.

  Security selection of dividend-paying stocks within the Consumer Staples sector, which underperformed.

  Retail drugstore operator, Walgreen Boots Alliance Inc. (WBA, 1.85% weight), provided the worst individual contribution to SDOG's performance over the 1-year period (-1.21%).

  *Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
ALPS Sector Dividend Dogs ETF - NAV	30.83%	10.37%	8.71%
S-Network® Sector Dividend Dogs Index	31.50%	10.78%	9.16%
S&P 500® Index‡	33.89%	15.77%	13.35%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$1,279,469,007
Number of Portfolio Holdings	50
Portfolio Turnover Rate	52%
Total Advisory Fees Paid	$4,199,624
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Kinder Morgan, Inc.	2.53%
Williams Cos., Inc.	2.46%
Huntington Bancshares, Inc.	2.37%
ONEOK, Inc.	2.35%
Cummins, Inc.	2.34%
Regions Financial Corp.	2.34%
International Paper Co.	2.28%
Bristol-Myers Squibb Co.	2.28%
Citizens Financial Group, Inc.	2.27%
Chevron Corp.	2.17%
Total % of Top 10 Holdings	23.39%
Sector Allocation*

Energy	11.51%
Financials	11.24%
Health Care	9.98%
Information Technology	9.95%
Industrials	9.85%
Communication Services	9.84%
Consumer Discretionary	9.65%
Utilities	9.53%
Consumer Staples	9.23%
Materials	9.13%
Money Market Fund	0.09%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/sdog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SDOG-113024

ALPS International Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: IDOG	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS International Sector Dividend Dogs ETF (the "Fund" or "IDOG") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/idog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS International Sector Dividend Dogs ETF	$52	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS International Sector Dividend Dogs ETF (IDOG), for the twelve-month period ended November 30, 2024, generated a NAV total return of 7.86%. The Fund underperformed the Morningstar Developed Markets ex-North America Index, which returned 11.62% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to stocks domiciled in Western Europe.

  Security selection of dividend-paying stocks within the Consumer Staples sector, which outperformed.

  Banking and financial services company, Natwest Group PLC. (NWG LN, 2.44% weight*), provided the best individual contribution to IDOG's performance over the 1-year period (+1.50%).

Top detractors from relative performance:

  Underweight allocation to Asia Pacific stocks.

  Security selection of dividend-paying stocks within the Industrials sector, which underperformed.

  Health care product manufacturer, Bayer AG (BAYN GR, 1.44% weight*), provided the worst individual contribution to IDOG's performance over the 1-year period (-0.97%).

  *Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
ALPS International Sector Dividend Dogs ETF - NAV	7.86%	6.64%	5.17%
S-Network® International Sector Dividend Dogs Index	8.38%	7.07%	5.59%
Morningstar Developed Markets ex-North America Index‡	11.62%	5.53%	5.04%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$287,720,290
Number of Portfolio Holdings	50
Portfolio Turnover Rate	55%
Total Advisory Fees Paid	$1,398,519
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

CITIC, Ltd.	2.46%
NatWest Group PLC	2.44%
WPP PLC	2.36%
A P Moller-Maersk A/S	2.35%
Norsk Hydro ASA	2.33%
Imperial Brands PLC	2.33%
Telefonaktiebolaget LM Ericsson	2.30%
Fortescue, Ltd.	2.21%
ACS Actividades de Construccion y Servicios SA	2.16%
Rio Tinto PLC	2.11%
Total % of Top 10 Holdings	23.05%
Sector Allocation*

Materials	10.70%
Industrials	10.65%
Information Technology	10.54%
Consumer Staples	10.36%
Communication Services	10.06%
Financials	10.00%
Utilities	9.78%
Energy	9.72%
Consumer Discretionary	9.32%
Health Care	8.79%
Money Market Fund	0.08%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/idog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-IDOG-113024

ALPS Emerging Sector Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: EDOG	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS Emerging Sector Dividend Dogs ETF (the "Fund" or "EDOG") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/edog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS Emerging Sector Dividend Dogs ETF	$62	0.60%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS Emerging Sector Dividend Dogs ETF (EDOG), for the twelve-month period ended November 30, 2024, generated a NAV total return of 7.55%. The Fund underperformed the Morningstar Emerging Markets Index, which returned 11.89% for the same period.

Top contributors to relative performance:

  Overweight allocation to stocks domiciled in South Africa, which outperformed.

  Security selection of dividend-paying stocks within the Information Technology sector, which outperformed.

  Electronic equipment manufacturer, Delta Electronics Thai PCL. (DELTA TB, 4.89% weight*), provided the best individual contribution to EDOG's performance over the 1-year period (+2.91%).

Top detractors from relative performance:

  Overweight allocation to stocks domiciled in Mexico.

  Security selection of dividend-paying names within the Materials sector, which underperformed.

  Producer of health and wellness products, Orbia Advance Corp. (ORBIA MM, 1.83% weight*), provided the worst individual contribution to EDOG's performance over the 1-year period (-1.59%).

  *Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
ALPS Emerging Sector Dividend Dogs ETF - NAV	7.55%	5.61%	2.22%
S-Network® Emerging Sector Dividend Dogs Index	7.50%	6.10%	2.89%
Morningstar Emerging Markets Index‡	11.89%	4.38%	3.95%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$26,224,484
Number of Portfolio Holdings	52
Portfolio Turnover Rate	83%
Total Advisory Fees Paid	$161,861
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Delta Electronics Thailand PCL	4.88%
Wipro, Ltd.	3.66%
Infosys, Ltd.	3.27%
Pepkor Holdings, Ltd.	2.45%
Chongqing Rural Commercial Bank Co., Ltd.	2.43%
China Zheshang Bank Co., Ltd.	2.33%
Manila Electric Co.	2.31%
Cencosud SA	2.29%
COSCO SHIPPING Holdings Co., Ltd.	2.20%
China Shenhua Energy Co., Ltd., Class H	2.20%
Total % of Top 10 Holdings	28.02%
Sector Allocation*

Information Technology	11.81%
Utilities	10.57%
Financials	10.52%
Consumer Staples	10.51%
Industrials	10.18%
Consumer Discretionary	9.84%
Energy	9.63%
Communication Services	9.06%
Materials	8.99%
Health Care	8.69%
Money Market Fund	0.20%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/edog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-EDOG-113024

ALPS REIT Dividend Dogs ETF	ALPS ETF TRUST
NYSE ARCA: RDOG	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS REIT Dividend Dogs ETF (the "Fund" or "RDOG") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rdog. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS REIT Dividend Dogs ETF	$39	0.35%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS REIT Dividend Dogs ETF (RDOG), for the twelve-month period ended November 30, 2024, generated a NAV total return of 24.51%. The Fund outperformed with the S-Network® US Composite REIT Index, which returned 24.06% for the same period.

Attribution

Top contributors to relative performance:

  Overweight allocation to Office REITs

  Security selection of Diversified REITs, which outperformed.

  Manhattan office building operator, SL Green Realty Corp. (SLG, 2.53% weight*), provided the best individual contribution to RDOG's performance over the 1-year period (+2.12%).

Top detractors from relative performance:

  Overweight allocation to Hotel & Resort REITs.

  Security selection of Health Care REITs, which underperformed.

  Hotel and servicing leaser, Service Properties Trust (SVC, portfolio deletion during June rebalance), provided the worst individual contribution to RDOG's performance over the 1-year period (-1.81%).

  *Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
ALPS REIT Dividend Dogs ETF - NAV	24.51%	2.73%	4.02%
S-Network® REIT Dividend Dogs Index**	25.15%	2.78%	–
S-Network® US Composite REIT Index***	24.06%	4.81%	–
S-Network® REIT Dividend Dogs Index / S&P USA REIT Blend*	25.15%	2.78%	5.06%
Bloomberg US 1000 Total Return Index‡	34.11%	15.45%	13.11%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The performance shown reflects a combination of the S-Network® REIT Dividend Dogs Index, and for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different underlying index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

**	The Index commenced operations on October 29, 2019.
***	The Index commenced operations on February 12, 2016.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$14,672,479
Number of Portfolio Holdings	45
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$43,945
WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

The Macerich Co.	2.88%
Digital Realty Trust, Inc.	2.76%
CBL & Associates Properties, Inc.	2.72%
Braemar Hotels & Resorts, Inc.	2.62%
Equinix, Inc.	2.53%
Apple Hospitality REIT, Inc.	2.53%
SL Green Realty Corp.	2.53%
Outfront Media, Inc.	2.51%
Simon Property Group, Inc.	2.51%
Park Hotels & Resorts, Inc.	2.48%
Total % of Top 10 Holdings	26.07%
Sector Allocation**

Retail REITs	12.64%
Diversified REITs	11.43%
Specialized REITs	11.37%
Hotel & Resort REITs	11.35%
Technology REITs	11.35%
Residential REITs	11.04%
Office REITs	10.80%
Health Care REITs	10.02%
Industrial REITs	9.79%
Money Market Fund	0.21%
Total	100.00%

**	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rdog.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RDOG-113024

ALPS | O'Shares U.S. Quality Dividend ETF	ALPS ETF TRUST
Cboe BZX: OUSA	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS | O'Shares U.S. Quality Dividend ETF (the "Fund" or "OUSA") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ousa. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares U.S. Quality Dividend ETF	$54	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS | O'Shares U.S. Quality Dividend ETF (OUSA), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 26.90%. The Fund underperformed the Morningstar US Large-Mid Cap Broad Value Index, which returned 29.50% for the same period.

Top contributors to relative performance:

  Underweight allocation to the Energy sector.

  Security selection of quality stocks within the Information Technology sector, which overperformed.

  Semiconductor and software developer, Broadcom Inc. (AVGO, 0.39% weight*), provided the best individual contribution to OUSA's performance over the 1-year period (+2.64%).

Top detractors from relative performance:

  Underweight allocation to the Financials sector.

  Security selection of quality names within the Financials and Industrials sectors, which underperformed.

  Global health care company, Merck & Co. (MRK, 4.05% weight*), provided the worst individual contribution to OUSA's performance over the 1-year period (-0.44%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (07/13/2015)
ALPS O'Shares U.S. Quality Dividend ETF - NAV	26.90%	11.27%	11.27%
O'Shares U.S. Quality Dividend Index*	27.55%	11.83%	11.84%
Morningstar US Large-Mid Cap Broad Value Index	29.50%	12.39%	11.56%
Bloomberg US 1000 Index‡	34.11%	15.45%	13.65%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O'Shares U.S. Quality Dividend Index thereafter.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$822,180,163
Number of Portfolio Holdings	100
Portfolio Turnover Rate	32%
Total Advisory Fees Paid	$3,626,260
WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

Home Depot, Inc.	5.47%
Visa, Inc.	5.27%
Apple, Inc.	5.09%
Microsoft Corp.	4.74%
Johnson & Johnson	4.17%
Merck & Co., Inc.	4.05%
Mastercard, Inc.	3.93%
Alphabet, Inc.	3.78%
Comcast Corp.	3.68%
McDonald's Corp.	3.31%
Total % of Top 10 Holdings	43.49%
Sector Allocation**

Information Technology	22.18%
Financials	16.18%
Health Care	15.46%
Consumer Discretionary	14.47%
Industrials	12.76%
Communication Services	10.62%
Consumer Staples	8.32%
Money Market Fund	0.01%
Total	100.00%

**	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ousa.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OUSA-113024

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS ETF TRUST
Cboe BZX: OUSM	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (the "Fund" or "OUSM") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ousm. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	$55	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (OUSM), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 31.17%. The Fund underperformed the Morningstar US Small-Cap Broad Value Extended Index, which returned 32.48% for the same period.

Top contributors to relative performance:

  Underweight allocation to the Energy sector.

  Security selection of quality stocks within the Consumer Discretionary sector, which overperformed.

  Home furnishing retailer, Williams-Sonoma Inc. (WSM, portfolio deletion during June rebalance), provided the best individual contribution to OUSM's performance over the 1-year period (+1.62%).

Top detractors from relative performance:

  Underweight allocation to the Financials sector.

  Security selection of quality names within the Information Technology and Health Care sectors, which underperformed.

  Electronic circuit manufacturer, Power Integrations, Inc. (POWI, portfolio deletion during September rebalance), provided the worst individual contribution to OUSM's performance over the 1-year period (-0.26%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (12/29/2016)
ALPS O'Shares U.S. Small-Cap Quality Dividend ETF - NAV	31.17%	12.15%	10.44%
O'Shares U.S. Small Cap Quality Dividend Index*	31.90%	12.71%	10.99%
Morningstar US Small-Cap Broad Value Extended Index	32.48%	11.55%	8.39%
Bloomberg US 1000 Index‡	34.11%	15.45%	15.00%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O'Shares U.S. Small-Cap Quality Dividend Index thereafter.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$862,649,707
Number of Portfolio Holdings	110
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$2,937,900
WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

Houlihan Lokey, Inc.	2.29%
SEI Investments Co.	2.27%
Lincoln Electric Holdings, Inc.	2.27%
Texas Roadhouse, Inc.	2.21%
Robert Half, Inc.	2.21%
Premier, Inc.	2.12%
Dolby Laboratories, Inc.	2.06%
Donaldson Co., Inc.	2.04%
Encompass Health Corp.	2.04%
Avnet, Inc.	2.01%
Total % of Top 10 Holdings	21.52%
Sector Allocation**

Financials	22.79%
Industrials	22.60%
Consumer Discretionary	19.25%
Information Technology	14.53%
Health Care	9.30%
Consumer Staples	4.91%
Utilities	3.78%
Communication Services	2.82%
Money Market Fund	0.02%
Total	100.00%

**	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ousm.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OUSM-113024

ALPS | O'Shares Global Internet Giants ETF	ALPS ETF TRUST
Cboe BZX: OGIG	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS | O'Shares Global Internet Giants ETF (the "Fund" or "OGIG") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/ogig. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares Global Internet Giants ETF	$57	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The ALPS | O'Shares Global Internet Giants ETF (OGIG), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 37.38%. The Fund outperformed the NASDAQ 100 Index, which returned 32.27% for the same period.

Top contributors to relative performance:

  Underweight allocation to the Health Care sector,

  Security selection of stocks in the United States, which overperformed.

  Security selection of stocks within the Information Technology sector, which overperformed.

  AI marketing solution provider, AppLovin Corp. (APP US, 3.30% weight*), provided the best individual contribution to OGIG's performance over the 1-year period (+4.10%).

Top detractors from relative performance:

  Underweight allocation to the United States.

  Security selection of names within the Communication Services sector, which underperformed.

  E-commerce retailer, PDD Holdings, Inc. (PDD US, 1.88% weight*), provided the worst individual contribution to OGIG's performance over the 1-year period (-0.90%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (06/04/2018)
ALPS O'Shares Global Internet Giants ETF - NAV	37.38%	13.18%	10.36%
O'Shares Global Internet Giants Index	38.11%	13.75%	10.94%
NASDAQ 100 Index	32.27%	21.01%	19.05%
Bloomberg US 1000 Index‡	34.11%	15.45%	14.46%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$135,110,351
Number of Portfolio Holdings	68
Portfolio Turnover Rate	44%
Total Advisory Fees Paid	$641,969
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Amazon.com, Inc.	5.54%
Alphabet, Inc.	5.45%
Meta Platforms, Inc.	5.27%
Microsoft Corp.	4.95%
AppLovin Corp.	3.30%
Palantir Technologies, Inc.	2.63%
Shopify, Inc.	2.43%
ServiceNow, Inc.	2.24%
Snowflake, Inc.	1.95%
Crowdstrike Holdings, Inc.	1.91%
Total % of Top 10 Holdings	35.67%
Sector Allocation*

Information Technology	53.07%
Communication Services	22.88%
Consumer Discretionary	18.69%
Industrials	2.57%
Real Estate	1.93%
Health Care	0.86%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/ogig.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OGIG-113024

ALPS | O'Shares Europe Quality Dividend ETF	ALPS ETF TRUST
Cboe BZX: OEUR	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS | O'Shares Europe Quality Dividend ETF (the "Fund" or "OEUR") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/oeur. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | O'Shares Europe Quality Dividend ETF	$51	0.48%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Overview

The ALPS | O'Shares Europe Quality Dividend ETF (OEUR), for the trailing twelve-month period ended November 30, 2024, generated a NAV total return of 10.72%. The Fund outperformed the EURO STOXX 50 Index, which returned 8.80% for the same period.

Attribution

Top contributors to relative performance:

  Underweight allocation to the Energy sector.

  Overweight allocation to the United Kingdom, which overperformed.

  Security selection of quality stocks within the Consumer Staples sector, which overperformed.

  Software company, SAP SE (SAP GR, 4.56% weight*), provided the best individual contribution to OEUR's performance over the 1-year period (+1.86%).

Top detractors from relative performance:

  Overweight allocation to the Consumer Staples sector.

  Underweight allocation to Italy.

  Security selection of quality names within the Consumer Discretionary sector, which underperformed.

  Packaged food producer, Nestle S.A. (NESN SW, 3.87% weight*), provided the worst individual contribution to OEUR's performance over the 1-year period (-1.01%).

*Weights as of 11/30/2024, Bloomberg

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (08/18/2015)
ALPS O'Shares Europe Quality Dividend ETF - NAV	10.72%	6.26%	4.75%
O'Shares Europe Quality Dividend Index*	11.32%	6.75%	5.25%
EURO STOXX 50 Net Return USD Index	8.80%	6.88%	5.54%
Morningstar Europe Index‡	10.52%	6.17%	5.60%

For the most current month end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

*

The O'Shares Europe Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020 and the O'Shares Europe Quality Dividend Index thereafter.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$35,170,980
Number of Portfolio Holdings	51
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$186,379
WHAT DID THE FUND INVEST IN?
Top Ten Holdings**

SAP SE	4.56%
Novo Nordisk A/S	4.20%
Roche Holding AG	3.99%
Novartis AG	3.86%
Nestle SA	3.86%
LVMH Moet Hennessy Louis Vuitton SE	3.46%
Siemens AG	3.32%
Unilever PLC	3.32%
Deutsche Telekom AG	2.92%
RELX PLC	2.91%
Total % of Top 10 Holdings	36.40%
Sector Allocation**

Industrials	28.40%
Health Care	16.99%
Consumer Staples	14.97%
Financials	10.06%
Consumer Discretionary	9.35%
Information Technology	7.07%
Communication Services	6.83%
Utilities	6.21%
Money Market Fund	0.12%
Total	100.00%
Country Exposure**

Great Britain	22.06%
France	18.31%
Switzerland	17.34%
Germany	13.97%
Netherlands	7.65%
Sweden	6.24%
Spain	5.65%
Denmark	4.20%
Finland	2.88%
Ireland	1.57%
United States	0.12%
Total	100.00%

**	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/oeur.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-OEUR-113024

Barron's 400SM ETF	ALPS ETF TRUST
NYSE ARCA: BFOR	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about Barron's 400SM ETF (the "Fund" or "BFOR") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/bfor. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Barron's 400 ETF	$77	0.65%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The Barron's 400 ETF (Arca: BFOR) returned 38.15% at net asset value (NAV) for the 12 months ended November 30, 2024. The Fund outperformed its Bloomberg US 1000 Index, which returned 34.11% (on a total return basis) over the same period.

Top contributors to relative performance:

  Overweight allocation to small cap growth stocks resulted in 5.33% of outperformance over the benchmark.

  Overweight allocation to growth stocks, irrespective of size, resulted in 3.14% of outperformance relative to the benchmark.

  Stock selection resulted in 204 basis points of additional performance over the benchmark.

Top detractors from relative performance:

  Underweight allocation to large cap value stocks subtracted 2.19% of performance relative to the benchmark.

  Underweight allocation to large cap growth stocks subtracted 2.20% of performance relative to the benchmark.

  Underweight allocation to large cap stocks, irrespective of size, subtracted 4.39% of performance relative to the benchmark.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
Barron's 400 ETF - NAV	38.15%	14.74%	10.64%
Barron's 400 IndexSM	39.11%	15.49%	11.35%
Bloomberg US 1000 Index‡	34.11%	15.45%	13.11%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$162,300,505
Number of Portfolio Holdings	400
Portfolio Turnover Rate	90%
Total Advisory Fees Paid	$918,924
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

AppLovin Corp.	0.64%
Sezzle, Inc.	0.61%
Centrus Energy Corp.	0.50%
IES Holdings, Inc.	0.42%
Texas Pacific Land Corp.	0.42%
United Airlines Holdings, Inc.	0.42%
Palantir Technologies, Inc.	0.41%
United States Lime & Minerals, Inc.	0.40%
Paymentus Holdings, Inc.	0.39%
Argan, Inc.	0.38%
Total % of Top 10 Holdings	4.59%
Sector Allocation*

Financials	21.84%
Industrials	19.48%
Information Technology	14.51%
Consumer Discretionary	12.03%
Energy	10.27%
Health Care	8.07%
Consumer Staples	4.72%
Materials	4.56%
Communication Services	2.48%
Utilities	1.70%
Money Market Fund	0.34%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/bfor.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-BFOR-113024

Level Four Large Cap Growth Active ETF	ALPS ETF TRUST
NASDAQ: LGRO	Annual Shareholder Report November 30, 2024
This annual shareholder report contains important information about Level Four Large Cap Growth Active ETF (the "Fund" or "LGRO") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/lgro. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Level Four Large Cap Growth Active ETF	$59	0.50%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The Level Four Large Cap Growth Active ETF returned 34.63% for the 12 months ended November 30, 2024. The Fund underperformed the Bloomberg US 1000 Growth Index, which returned 36.48% for the Period.

Top contributors to relative performance:

  Strong security selection across a diverse group of holdings, notably within the Real Estate and Consumer Discretionary sectors.

  Underweight allocation to the Health Care sector, which underperformed.

Top detractors from relative performance:

  Underweight allocation to multiple "Magnificent Seven" names, notably Nvidia (NVDA), which overperformed.

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	Since Inception (08/22/2023)
Level Four Large Cap Growth Active ETF - NAV	34.63%	31.57%
Bloomberg US 1000 Growth Index	36.48%	33.43%
Bloomberg US 1000 Index‡	34.11%	30.52%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$92,645,799
Number of Portfolio Holdings	47
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$403,937
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

Apple, Inc.	7.20%
Microsoft Corp.	5.64%
Amazon.com, Inc.	5.46%
Alphabet, Inc.	4.62%
NVIDIA Corp.	3.94%
Booking Holdings, Inc.	3.69%
Snowflake, Inc.	3.46%
Blackrock, Inc.	3.34%
PayPal Holdings, Inc.	3.30%
Meta Platforms, Inc.	3.25%
Total % of Top 10 Holdings	43.90%
Sector Allocation*

Information Technology	40.75%
Consumer Discretionary	16.43%
Financials	15.02%
Communication Services	11.06%
Industrials	7.40%
Health Care	5.27%
Real Estate	1.62%
Energy	1.11%
Consumer Staples	1.05%
Money Market Fund	0.29%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/lgro.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-LGRO-113024

RiverFront Dynamic Core Income ETF	ALPS ETF TRUST
NYSE ARCA: RFCI	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about RiverFront Dynamic Core Income ETF (the "Fund" or "RFCI") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rfci. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Dynamic Core Income ETF	$53	0.51%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The RiverFront Dynamic Core Income Fund returned 7.80% at net asset value for the 12 months ended 11/30/24. The fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 6.88% over the same period.

• Top contributors to relative performance:

  Overweight allocation to high yield bonds

  Overweight allocation to investment grade corporate bonds

  Treasury selection, longer maturities

• Top detractors from relative performance:

  Corporate bond selection, shorter maturities

  Underweight allocation to mortgage-backed securities

  Cash was a drag on performance

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (06/13/2016)
RiverFront Dynamic Core Income ETF - NAV	7.80%	0.89%	1.63%
Bloomberg US Aggregate Bond Index‡	6.88%	-0.01%	1.19%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$22,626,468
Number of Portfolio Holdings	44
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$126,160
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*^

U.S. Treasury Bond 11/15/2043 4.75%	11.09%
Blue Owl Credit Income Corp. 01/15/2029 7.75%	4.23%
U.S. Treasury Bond 11/15/2052 4.00%	4.14%
Kinetik Holdings LP 12/15/2028 6.625%	4.06%
U.S. Treasury Bond 08/15/2029 6.125%	3.70%
General Motors Financial Co., Inc. 01/09/2033 6.40%	3.61%
Ingersoll Rand, Inc. 08/14/2033 5.70%	3.55%
Hyatt Hotels Corp. 04/23/2030 5.75%	3.52%
Concentrix Corp. 08/02/2033 6.85%	3.50%
Bank of America Corp. 12/31/9999 5Y US TI + 3.23%	2.51%
Total % of Top 10 Holdings	43.91%
Asset Allocation*

Financials	24.34%
Government	21.80%
Consumer Discretionary	15.34%
Energy	8.48%
Utilities	8.41%
Technology	6.83%
Industrials	5.11%
Consumer Staples	1.80%
Health Care	1.33%
Communications	1.16%
Materials	0.96%
Money Market Fund	4.44%
Total	100.00%

*	% of Total Investments.
^	Excludes Money Market Fund.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rfci.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFCI-113024

RiverFront Dynamic US Dividend Advantage ETF	ALPS ETF TRUST
NYSE ARCA: RFDA	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about RiverFront Dynamic US Dividend Advantage ETF (the "Fund" or "RFDA") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rfda. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Dynamic US Dividend Advantage ETF	$60	0.52%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Performance Highlights

The RiverFront Dynamic US Dividend Advantage Fund returned 30.90% at net asset value for the 12 months ended 11/30/24. The fund underperformed its benchmark, the S&P 500 Index, which returned 33.89% over the same period.

• Top contributors to relative performance:

  Underweight allocation to the Healthcare sector

  Security selection within the Energy sector

  Security selection within the Technology sector

• Top detractors from relative performance:

  Security selection within the Financials sector

  Overweight allocation to the Energy Sector

  Underweight allocation to the Technology Sector

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	Since Inception (06/06/2016)
RiverFront Dynamic US Dividend Advantage ETF - NAV	30.90%	14.06%	12.90%
S&P 500® Index‡	33.89%	15.77%	15.20%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$78,555,643
Number of Portfolio Holdings	71
Portfolio Turnover Rate	28%
Total Advisory Fees Paid	$391,856
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

NVIDIA Corp.	9.80%
Apple, Inc.	8.17%
Microsoft Corp.	7.65%
Amazon.com, Inc.	4.24%
Perdoceo Education Corp.	2.41%
Alphabet, Inc.	2.22%
International Business Machines Corp.	1.87%
Cisco Systems, Inc.	1.77%
Hewlett Packard Enterprise Co.	1.77%
US Bancorp	1.74%
Total % of Top 10 Holdings	41.64%
Asset Allocation*

Information Technology	32.12%
Financials	18.60%
Consumer Discretionary	11.67%
Energy	8.36%
Industrials	6.68%
Real Estate	6.61%
Communication Services	3.64%
Utilities	3.63%
Consumer Staples	2.82%
Materials	2.45%
Health Care	1.70%
Money Market Fund	1.72%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rfda.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RFDA-113024

RiverFront Strategic Income Fund	ALPS ETF TRUST
NYSE ARCA: RIGS	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about RiverFront Strategic Income Fund (the "Fund" or "RIGS") for the period of December 1, 2023 to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/rigs. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PAST YEAR?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
RiverFront Strategic Income Fund	$48	0.46%
HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

The RiverFront Strategic Income Fund returned 7.42% at net asset value for the 12 months ended 11/30/24. The fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, which returned 6.88% over the same period.

• Top contributors to relative performance:

  Overweight allocation to high yield bonds

  Overweight allocation to investment grade corporate bonds

  Treasury selection, longer maturities

• Top detractors from relative performance:

  Corporate bond selection, shorter maturities

  Underweight allocation to mortgage-backed securities

  Cash was a drag on performance

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	1 Year	5 Year	10 Year
RiverFront Strategic Income Fund - NAV	7.42%	2.05%	3.01%
Bloomberg US Aggregate Bond Index‡	6.88%	-0.01%	1.52%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$80,404,384
Number of Portfolio Holdings	90
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$442,596
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*^

U.S. Treasury Bond 11/15/2052 4.00%	7.55%
U.S. Treasury Bond 02/15/2044 4.50%	5.35%
U.S. Treasury Bond 11/15/2043 4.75%	4.58%
U.S. Treasury Bond 05/15/2044 4.625%	1.70%
EQM Midstream Partners LP 04/01/2029 6.375%	1.46%
Concentrix Corp. 08/02/2028 6.60%	1.41%
T-Mobile USA, Inc. 02/01/2028 4.75%	1.37%
JPMorgan Chase & Co. 10/01/2027 4.25%	1.28%
U.S. Treasury Bond 05/15/2034 4.375%	1.27%
Citigroup, Inc. 09/29/2027 4.45%	1.27%
Total % of Top 10 Holdings	27.24%

^	Excludes Money Market Fund
Asset Allocation*

Financials	21.91%
Government	20.05%
Consumer Discretionary	14.13%
Materials	9.06%
Energy	8.09%
Industrials	7.22%
Communications	5.02%
Utilities	3.90%
Health Care	3.15%
Technology	2.85%
Consumer Staples	2.71%
Money Market Fund	1.91%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/rigs.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-RIGS-113024

ALPS | Smith Core Plus Bond ETF	ALPS ETF TRUST
NYSE ARCA: SMTH	Annual Shareholder Report November 30, 2024

This annual shareholder report contains important information about ALPS | Smith Core Plus Bond ETF (the "Fund" or "SMTH") for the period of December 5, 2023 (inception) to November 30, 2024 (the "Period"). You can find additional information about the Fund at https://www.alpsfunds.com/exchange-traded-funds/smth. You can also request this information by contacting us at 1-866-759-5679.

WHAT WERE THE FUND COSTS FOR THE PERIOD?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
ALPS | Smith Core Plus Bond ETF	$61^	0.59%
^

ALPS | Smith Core Plus Bond ETF commenced operations on December 5, 2023. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (361) divided by 366.

HOW DID THE FUND PERFORM FOR THE PERIOD AND WHAT IMPACTED ITS PERFORMANCE?

Top contributors to relative performance:

  Asset allocation, specifically an overweight allocation to corporate credit—generically including investment grade, high yield, and preferred securities—benefited from tightening risk asset spreads throughout the period.

  Security selection across investment grade and high yield credit allocations.

  Agency mortgage security selection, with a relative overweight allocation to high-coupon mortgage-backed securities, which outperformed during the period.

Top detractors from relative performance:

  Yield curve positioning with U.S. Treasuries, with an overweight allocation to the short and long duration areas of the market and a relative underweight to the belly of the yield curve, which outperformed.

  Underweight asset allocation to Agency mortgages during the period, which outperformed the broader index.

  Allocations to longer duration Single A rated corporates, which underperformed compared to the broader investment grade corporate universe.

Comparison of change in value of a $10,000 investment in the Fund and the Index

The Fund's past performance is not a good predictor of the Fund's future performance. The chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns (as of November 30, 2024)
	6 Months	Since Inception (12/05/2023)
ALPS | Smith Core Plus Bond ETF - NAV	4.91%	8.08%
Bloomberg US Aggregate Bond Index‡	4.65%	5.64%

For the most current month-end performance data please visit www.alpsfunds.com or call 1-866-759-5679.

‡	This index represents a broad measure of market performance for purposes of new regulatory requirements.

WHAT ARE SOME KEY FUND STATISTICS?
Net Assets	$1,289,354,848
Number of Portfolio Holdings	707
Portfolio Turnover Rate#	169%
Total Advisory Fees Paid#	$3,886,637

#	During the Period.
WHAT DID THE FUND INVEST IN?
Top Ten Holdings*

U.S. Treasury Note 10/31/2029 4.125%	5.71%
U.S. Treasury Note 09/30/2029 3.50%	4.94%
U.S. Treasury Bond 08/15/2044 4.125%	4.88%
U.S. Treasury Note 08/31/2026 3.75%	4.67%
U.S. Treasury Bond 11/15/2034 4.25%	4.22%
United States Treasury Bond 08/15/2034 3.875%	3.53%
U.S. Treasury Bond 11/15/2054 4.50%	3.21%
U.S. Treasury Note 09/30/2026 3.50%	2.88%
U.S. Treasury Note 10/31/2026 4.125%	2.64%
U.S. - United States Treasury Notes 07/31/2026 4.375%	2.31%
Total % of Top 10 Holdings	38.99%
Sector Allocation*

Government	45.13%
Mortgage Securities	18.87%
Financials	10.35%
Energy	5.41%
Industrials	4.99%
Health Care	4.26%
Consumer Discretionary	3.95%
Communications	2.41%
Consumer Staples	2.40%
Utilities	1.05%
Technology	0.72%
Materials	0.40%
Money Market Fund	0.06%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?

If you wish to view additional information about the Fund, including but not limited to the Fund's prospectus, financial information, holdings, and proxy voting information, please visit https://www.alpsfunds.com/exchange-traded-funds/smth.

HOUSEHOLDING

The Funds send only one report to a household if more than one account has the same address. If you do not want this policy to apply to you, or if you wish to receive a copy of this document at a new address, contact 1-866-759-5679.

AR-SMTH-113024

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2024 and November 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $344,300 and $318,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2024 and November 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2024 and November 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $85,250 and $85,250, respectively. The fiscal year 2024 and 2023 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2024 and November 30, 2023, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)

(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2024 and November 30, 2023 of the Registrant were $85,250 and $85,250, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $85,250 and $85,250, respectively as described in response to paragraph (c) above.

(h)

The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The registrant’s most recent annual financial statements required, and for the period covered by this report, by Regulation S-X are attached herewith.

(b)	The registrant’s financial highlights, audited for the latest 5 years as required in Regulation S-X, are attached herewith.

Annual Financial Statements & Other Information

November 30, 2024

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Alerian MLP ETF
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Alerian Energy Infrastructure ETF
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements and Financial Highlights	12
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	25
Proxy Disclosures for Open-End Management Investment Companies	26
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	27
Statement Regarding Basis for Approval of Investment Advisory Contract	28

alpsfunds.com

Alerian MLP ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (106.45%)
Compression (3.13%)
USA Compression Partners LP(a)	13,363,849	$320,598,737

Gathering + Processing (26.03%)
EnLink Midstream LLC(a)	49,239,974	788,331,984
Hess Midstream LP, Class A(a)	17,205,686	652,095,499
Western Midstream Partners LP(a)	30,021,506	1,222,175,509
Total Gathering + Processing		2,662,602,992

Liquefaction (4.36%)
Cheniere Energy Partners LP	7,653,879	445,838,452

Marketing & Distribution (16.29%)
Global Partners LP(a)	4,901,012	276,662,128
Suburban Propane Partners LP(a)	11,967,620	237,557,257
Sunoco LP(a)	20,404,759	1,152,052,693
Total Marketing & Distribution		1,666,272,078

Pipeline Transportation | Natural Gas (27.50%)
Energy Transfer LP	72,890,561	1,447,606,541
Enterprise Products Partners LP	39,668,974	1,365,802,775
Total Pipeline Transportation | Natural Gas		2,813,409,316

Pipeline Transportation | Petroleum (29.14%)
Delek Logistics Partners LP	2,386,868	96,286,255
Genesis Energy LP(a)	20,280,378	242,958,928
MPLX LP	26,930,278	1,391,218,162
Plains All American Pipeline LP(a)	67,007,216	1,251,024,723
Total Pipeline Transportation | Petroleum		2,981,488,068

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $4,763,812,778)		10,890,209,643

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	1,487,674	$1,487,674

TOTAL SHORT TERM INVESTMENTS
(Cost $1,487,674)			1,487,674

TOTAL INVESTMENTS (106.46%)
(Cost $4,765,300,452)			$10,891,697,317
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.46%)			(661,156,085)
NET ASSETS - 100.00%			$10,230,541,232

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$4,748,239,859
Investments in affiliates, at value	6,143,457,458
Receivable for investments sold	47,869
Receivable for shares sold	23,063,990
Total Assets	10,914,809,176

LIABILITIES:
Payable for investments purchased	23,155,910
Income tax payable	104,962,638
Deferred tax liability (Note 2)	549,665,188
Payable to adviser	6,484,208
Total Liabilities	684,267,944
NET ASSETS	$10,230,541,232

NET ASSETS CONSIST OF:
Paid-in capital	$9,683,598,034
Distributable earnings/(accumulated losses)	546,943,198
NET ASSETS	$10,230,541,232

INVESTMENTS, AT COST	$1,576,411,379
INVESTMENTS IN AFFILIATES, AT COST	3,188,889,073

PRICING OF SHARES

Net Assets	$10,230,541,232
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	199,607,420
Net Asset Value, offering and redemption price per share	$51.25

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Distributions from master limited partnerships	$660,574,581 (a)
Less return of capital distributions	(643,965,334)
Total Investment Income	16,609,247

EXPENSES:
Investment adviser fee	70,761,336
Miscellaneous expense	350,712
Total Expenses	71,112,048
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(54,502,801)
Current income tax benefit/(expense)	10,283,361
NET INVESTMENT LOSS	(44,219,440)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	58,793,232
Net realized gain on affiliated investments, before income taxes	32,780,680
Current income tax benefit/(expense)	(17,277,783)
Net realized gain	74,296,129
Net change in unrealized appreciation on investments, before income taxes	1,231,808,402
Net change in unrealized appreciation on affiliated investments, before income taxes	1,200,556,021
Deferred income tax benefit/(expense)	(458,928,357)
Net change in unrealized appreciation	1,973,436,066
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,047,732,195
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,003,512,755

(a)	Includes return of capital distributions and dividend income from affiliated investments in the amount of $370,025,787 and $16,609,247, respectively.

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment loss	$(44,219,440)	$(39,353,289)
Net realized gain	74,296,129	968,978,085
Net change in unrealized appreciation	1,973,436,066	321,187,085
Net increase in net assets resulting from operations	2,003,512,755	1,250,811,881

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(647,326,416)	(559,281,783)
From tax return of capital	(35,219,362)	–
Total distributions	(682,545,778)	(559,281,783)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,517,052,803	1,459,261,841
Cost of shares redeemed	(1,107,287,794)	(1,330,182,900)
Net increase from share transactions	1,409,765,009	129,078,941

Net increase in net assets	2,730,731,986	820,609,039

NET ASSETS:
Beginning of year	7,499,809,246	6,679,200,207
End of year	$10,230,541,232	$7,499,809,246

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	169,807,420	166,932,420
Shares sold	53,700,000	36,325,000
Shares redeemed	(23,900,000)	(33,450,000)
Shares outstanding, end of year	199,607,420	169,807,420

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$44.17	$40.01	$31.63	$25.02	$39.15
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.24)	(0.24)	(0.28)	(0.27)	(0.24)
Net realized and unrealized gain/(loss) on investments	11.03	7.74	11.59	9.68	(10.73)
Total from investment operations	10.79	7.50	11.31	9.41	(10.97)

DISTRIBUTIONS:
From net investment income	(3.52)	(3.34)	–	–	–
From tax return of capital	(0.19)	–	(2.93)	(2.80)	(3.16)
Total distributions	(3.71)	(3.34)	(2.93)	(2.80)	(3.16)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.08	4.16	8.38	6.61	(14.13)
NET ASSET VALUE, END OF PERIOD	$51.25	$44.17	$40.01	$31.63	$25.02
TOTAL RETURN(c)	25.74%	19.82%	36.31%	37.97%	(28.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,230,541	$7,499,809	$6,679,200	$4,980,175	$3,880,137

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including current and deferred tax expenses/benefits)(d)	0.72%	0.79%	0.74%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	6.39%	2.67%	5.03%	0.87%	0.90%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.65)%	(0.65)%	(0.85)%	(0.85)%	(0.85)%
Net investment loss (including deferred tax expenses/benefits)(d)	(0.53)%	(0.59)%	(0.74)%	(0.85)%	(0.85)%
PORTFOLIO TURNOVER RATE(f)	18%	40%	26%	20%	23%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (23.38%)
Gathering + Processing (4.60%)
Keyera Corp.	328,574	$10,835,514

Pipeline Transportation | Natural Gas (4.48%)
TC Energy Corp.(a)	216,307	10,546,135

Pipeline Transportation | Petroleum (12.12%)
Enbridge, Inc.	400,955	17,346,412
Pembina Pipeline Corp.	244,336	10,066,284
South Bow Corp.(a)	43,257	1,141,944
Total Pipeline Transportation | Petroleum		28,554,640

Storage (2.18%)
Gibson Energy, Inc.(a)	304,083	5,127,959

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $47,590,067)		55,064,248

Security Description	Shares	Value
EXCHANGE TRADED FUND (1.01%)
Exchange Traded Fund (1.01%)
Energy Select Sector SPDR Fund	25,000	2,388,250

TOTAL EXCHANGE TRADED FUND
(Cost $2,388,437)		2,388,250

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (30.14%)
Gathering + Processing (6.36%)
Aris Water Solutions, Inc.	40,947	1,101,474
Targa Resources Corp.	67,937	13,879,529
Total Gathering + Processing		14,981,003

Liquefaction (5.50%)
Cheniere Energy, Inc.	51,749	11,592,294
NextDecade Corp.(a)(b)	187,652	1,358,600
Total Liquefaction		12,950,894

Pipeline Transportation | Natural Gas (18.28%)
DT Midstream, Inc.	131,977	14,005,399
Kinder Morgan, Inc.	475,990	13,456,237
Kinetik Holdings, Inc.	68,647	4,051,546
ONEOK, Inc.	101,631	11,545,282
Total Pipeline Transportation | Natural Gas		43,058,464

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $37,056,821)		70,990,361

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (27.57%)
Gathering + Processing (5.03%)
Delek Logistics Partners LP	7,548	$304,486
Hess Midstream LP, Class A	170,158	6,448,988
Western Midstream Partners LP	125,239	5,098,480
Total Gathering + Processing		11,851,954

Pipeline Transportation | Natural Gas (17.35%)
Energy Transfer LP	1,129,799	22,437,808
Enterprise Products Partners LP	535,396	18,433,685
Total Pipeline Transportation | Natural Gas		40,871,493

Pipeline Transportation | Petroleum (5.19%)
Genesis Energy LP	64,831	776,675
MPLX LP	221,507	11,443,052
Total Pipeline Transportation | Petroleum		12,219,727

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $47,199,227)		64,943,174

Security Description	Shares	Value
U.S. GENERAL PARTNERS (17.80%)
Gathering + Processing (13.21%)
Antero Midstream Corp.	639,310	10,209,782
EnLink Midstream LLC	486,955	7,796,149
The Williams Cos., Inc.	223,956	13,105,905
Total Gathering + Processing		31,111,836

Pipeline Transportation | Petroleum (4.59%)
Plains GP Holdings LP, Class A	540,812	10,827,056

TOTAL U.S. GENERAL PARTNERS
(Cost $25,719,794)		41,938,892

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2024

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2024

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.20%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $15,228)	4.59%	15,228	$15,228

Investments Purchased with Collateral from Securities Loaned (0.19%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $445,871)		445,871	$445,871
TOTAL SHORT TERM INVESTMENTS
(Cost $2,082,745)			461,099

TOTAL INVESTMENTS (100.10%)
(Cost $160,415,445)			$235,786,024
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.10%)			(245,387)
NET ASSETS - 100.00%			$235,540,637

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,457,288.
(b)	Non-income producing security.

See Notes to Financial Statements and Financial Highlights.

7 | November 30, 2024

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value*	$235,786,024
Receivable for investments sold	2,435,417
Dividends receivable	215,438
Total Assets	238,436,879

LIABILITIES:
Payable for investments purchased	2,388,438
Payable to adviser	61,721
Foreign Currency Overdraft	212
Payable for collateral upon return of securities loaned	445,871
Total Liabilities	2,896,242
NET ASSETS	$235,540,637

NET ASSETS CONSIST OF:
Paid-in capital	$158,786,736
Distributable earnings	76,753,901
NET ASSETS	$235,540,637

INVESTMENTS, AT COST	$160,415,445

PRICING OF SHARES
Net Assets	$235,540,637
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	7,125,000
Net Asset Value, offering and redemption price per share	$33.06

*	Includes $2,457,288 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2024

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend income*	$7,543,868
Securities lending income	25,872
Total Investment Income	7,569,740

EXPENSES:
Investment adviser fees	545,871
Miscellaneous expenses	6,231
Total expenses	552,102
NET INVESTMENT INCOME	7,017,638

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	2,387,376
Net realized loss on foreign currency transactions	(8,013)
Net realized gain	2,379,363
Net change in unrealized appreciation on investments	60,656,598
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,042)
Net change in unrealized appreciation	60,655,556
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	63,034,919
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,052,557
* Net of foreign tax withholding.	$374,533

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2024

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$7,017,638	$5,563,949
Net realized gain	2,379,363	4,005,613
Net change in unrealized appreciation/(depreciation)	60,655,556	(93,168)
Net increase in net assets resulting from operations	70,052,557	9,476,394

DISTRIBUTIONS:
From distributable earnings	(4,193,460)	(1,902,116)
From tax return of capital	(4,060,038)	(5,303,713)
Total distributions	(8,253,498)	(7,205,829)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	46,196,532	8,337,471
Cost of shares redeemed	(4,729,155)	(20,419,761)
Net increase/(decrease) from share transactions	41,467,377	(12,082,290)
Net increase/(decrease) in net assets	103,266,436	(9,811,725)

NET ASSETS:
Beginning of year	132,274,201	142,085,926
End of year	$235,540,637	$132,274,201

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,700,000	6,275,000
Shares sold	1,625,000	375,000
Shares redeemed	(200,000)	(950,000)
Shares outstanding, end of year	7,125,000	5,700,000

See Notes to Financial Statements and Financial Highlights.

10 | November 30, 2024

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$23.21	$22.64	$18.59	$14.51		$19.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.18	0.97	0.61	1.08		0.90
Net realized and unrealized gain/(loss) on investments	10.04	0.86	4.57	4.49		(4.50)
Total from investment operations	11.22	1.83	5.18	5.57		(3.60)

DISTRIBUTIONS:
From net investment income	(0.70)	(0.33)	(0.21)	(0.74)		(0.45)
Tax return of capital	(0.67)	(0.93)	(0.92)	(0.75)		(0.63)
Total distributions	(1.37)	(1.26)	(1.13)	(1.49)		(1.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.85	0.57	4.05	4.08		(4.68)
NET ASSET VALUE, END OF PERIOD	$33.06	$23.21	$22.64	$18.59		$14.51
TOTAL RETURN(b)	50.02%	8.63%	28.21%	38.93%		(18.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$235,541	$132,274	$142,086	$59,487		$36,988
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.51	%(c)	0.65%
Ratio of net investment income to average net assets	4.50%	4.46%	2.84%	5.84%		5.91%
PORTFOLIO TURNOVER RATE(d)	33%	28%	26%	34%		34%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective July 1, 2021, the Fund’s Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

11 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2024:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$10,890,209,643	$–	$–	$10,890,209,643
Short Term Investments	1,487,674	–	–	1,487,674
Total	$10,891,697,317	$–	$–	$10,891,697,317

13 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$55,064,248	$–	$–	$55,064,248
Exchange Traded Fund	2,388,250	–	–	2,388,250
U.S. Energy Infrastructure Companies*	70,990,361	–	–	70,990,361
U.S. Energy Infrastructure MLPs*	64,943,174	–	–	64,943,174
U.S. General Partners*	41,938,892	–	–	41,938,892
Short Term Investments	461,099	–	–	461,099
Total	$235,786,024	$–	$–	$235,786,024

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

14 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. A portion of any gain or loss recognized by the Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP’s sale of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions, underlying index constituent changes and market conditions. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2024
	Current	Deferred	Total
Federal	$166,481,272	$351,332,386	$517,813,658
State	3,453,782	23,660,141	27,113,923
Valuation Allowance	–	(79,004,802)	(79,004,802)
Total tax expense/(benefit)	$169,935,054	$295,987,725	$465,922,779

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2024	As of November 30, 2023
Deferred tax assets:
Capital loss carryforward	$443,596,517	$524,032,603
Net operating loss carryforward	23,290,244	24,884,154
Income recognized from MLP investments	1,874,687,034	1,632,443,967
Other deferred tax assets	13,488,405	9,788,597
Alternative Minimum Tax	83,538,587	–
Valuation allowance	(12,890,314)	(91,895,116)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(2,975,307,956)	(2,352,863,780)
Other deferred tax liabilities	(67,705)	(67,889)
Net Deferred Tax Asset/(Liability)	$(549,665,188)	$(253,677,464)

Due to the activities of the MLPs that the Fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund’s estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

15 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2025. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2020	$516,043,002	11/30/2025
Federal	11/30/2021	673,784,686	11/30/2026
Federal	11/30/2022	818,305,027	11/30/2027
Total		$2,008,132,715

The net operating loss carryforward is available to offset future taxable income. The Fund has no net operating loss carryforwards for federal income tax purposes and has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$346,810	Varies by State
State	11/30/2013	1,498,152	Varies by State
State	11/30/2014	476,877	Varies by State
State	11/30/2015	2,976,169	Varies by State
State	11/30/2016	5,570,406	Varies by State
State	11/30/2017	4,623,336	Varies by State
State	11/30/2018	1,664,819	Varies by State
State	11/30/2019	1,479,392	Varies by State
State	11/30/2020	1,665,387	Varies by State
State	11/30/2021	2,419,366	Varies by State
State	11/30/2022	362,172	Varies by State
State	11/30/2023	207,358	Varies by State
Total		$23,290,244

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s net operating losses in certain states. The Fund will continue to assess the need for a valuation allowance in the future.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2024
Income tax expense at statutory rate	$518,589,709
State income taxes (net of federal benefit)	28,511,185
Permanent differences, net	(1,667,670)
Effect of tax rate change (state level)	(505,643)
Valuation allowance	(79,004,802)
Net income tax expense	$465,922,779

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2024, the Fund paid no penalties and interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2021 through November 30, 2023 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

16 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

Under the Inflation Reduction Act of 2022, a 15% corporate alternative minimum tax on adjusted financial statement income is applicable to corporate entities with average annual adjusted financial statement income in excess of $1 billion for a three-taxable-year period. This corporate alternative minimum tax applies to the Fund for the current taxable year, the additional tax liability of approximately $83.5 million is the excess of the Fund’s corporate alternative minimum tax over regular income tax imposed for the year. The impact to current tax expense and amounts payable result in an offsetting deferred tax benefit, subject to realization.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Fund share redemptions (in excess of $1 million of fair market value) less the fair market value of Fund share issuances annually on a taxable year basis. For the year ended November 30, 2024, the Fund had no excise tax accrued.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2024, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships, redemptions in kind, REIT true-up adjustments and prior year tax return true-up were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$1,543,963	$(1,543,963)

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Alerian Energy Infrastructure ETF	$4,193,460	$–	$4,060,038

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
Alerian Energy Infrastructure ETF	$1,902,116	$–	$5,303,713

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$–	$812,221

17 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

During the year ended November 30, 2024, Alerian Energy Infrastructure ETF utilized $910,281 in capital loss carryovers.

As of November 30, 2024, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(812,221)
Net unrealized appreciation on investments	77,566,122
Total	$76,753,901

As of November 30, 2024, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$5,909,092,035	$158,218,032
Gross appreciation (excess of value over tax cost)	$5,153,422,244	$77,845,470
Gross depreciation (excess of tax cost over value)	(170,816,962)	(277,478)
Net appreciation (depreciation) of foreign currency	–	(1,870)
Net unrealized appreciation/(depreciation)	$4,982,605,282	$77,566,122

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Funds’ investments in master limited partnerships, and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$2,457,288	$445,871	$2,114,947	$2,560,818

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

18 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$445,871	$–	$–	$–	$445,871
Total Borrowings					445,871
Gross amount of recognized liabilities for securities lending (collateral received)					$445,871

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	Average net assets up to and including $7 billion
	0.825%	Average net assets greater than $7 billion up to and including $8.5 billion
	0.80%	Average net assets greater than $8.5 billion up to and including $10.5 billion
	0.75%	Average net assets greater than $10.5 billion up to and including $12.5 billion
	0.70%	Average net assets greater than $12.5 billion up to and including $14.5 billion
	0.65%	Average net assets greater than $14.5 billion up to and including $16.5 billion
	0.60%	Average net assets greater than $16.5 billion up to and including $18.5 billion
	0.55%	Average net assets greater than $18.5 billion up to and including $20.5 billion
	0.50%	Average net assets greater than $20.5 billion up to and including $22.5 billion
	0.45%	Average net assets greater than $22.5 billion up to and including $25 billion
	0.40%	Average net assets greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

19 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,609,824,411	$2,926,418,821
Alerian Energy Infrastructure ETF	52,054,700	52,320,958

For the year ended ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,506,110,877	$–
Alerian Energy Infrastructure ETF	46,187,950	4,728,978

For the year ended November 30, 2024, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
Alerian Energy Infrastructure ETF	$1,300,780

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

20 | November 30, 2024

Alerian Exchange Traded Funds

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2024, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Alerian MLP ETF	$324,799	$7,788,399	$643,741
Alerian Energy Infrastructure ETF	7,444,602	267,158	2,692

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2024, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2024	Market Value as of November 30, 2023	Purchases	Purchases In-Kind	Sales	Market Value as of November 30, 2024	Dividends	Change in Unrealized Appreciation / (Depreciation)	Realized Gain/(Loss)
EnLink Midstream LLC	49,239,974	$587,354,365	$62,311,157	$172,560,440	$(136,608,453)	$788,331,984	$–	$129,655,634	$(3,814,898)
Genesis Energy LP	20,280,378	241,891,872	2,427,779	66,890,373	(54,819,100)	242,958,928	–	249,511	(1,937,429)
Global Partners LP	4,901,012	–	178,603,147	55,894,946	(35,057,382)	276,662,128	–	91,547,231	(1,160,815)
Hess Midstream LP*	17,205,686	387,826,559	140,937,364	147,264,737	(97,311,772)	652,095,499	16,609,247	149,495,885	(2,175,841)
NuStar Energy LP	–	387,503,318	196,707	37,584,243	(274,952,975)	–	–	(136,828,141)	(1,220,278)
Plains All American Pipeline LP	67,007,216	1,094,573,909	17,440,273	306,031,916	(333,422,971)	1,251,024,723	–	255,762,225	(9,143,664)
Suburban Propane Partners LP	11,967,620	–	189,474,619	55,556,185	(34,420,614)	237,557,257	–	42,777,514	(1,345,697)
Sunoco LP	20,404,759	–	835,074,441	238,650,542	(142,562,207)	1,152,052,693	–	285,871,085	(6,930,806)
USA Compression Partners LP	13,363,849	–	299,468,040	71,391,814	(41,192,086)	320,598,737	–	18,773,373	(4,662,423)
Western Midstream Partners LP	30,021,506	1,024,380,576	21,366,659	302,001,241	(458,847,839)	1,222,175,509	–	363,251,704	65,172,531

						$6,143,457,458	$16,609,247	$1,200,556,021	$32,780,680

*	Not an Affiliated Investment as of November 30, 2023.

9. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

21 | November 30, 2024

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alerian MLP ETF and Alerian Energy Infrastructure ETF
and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

22 | November 30, 2024

Alerian Exchange Traded Funds

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Funds report the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
Alerian MLP ETF	100.00%	100.00%
Alerian Energy Infrastructure ETF	100.00%	30.65%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

VettaFi is the designer of the construction and methodology for the Underlying Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Midstream Energy Select Index,” “Alerian MLP Index,” “Alerian Index Series,” “AMZI,” “AMEI,” and “AMZ” are service marks or trademarks of VettaFi. VettaFi acts as brand licensor for each Underlying Index. VettaFi is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. VettaFi is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by VettaFi (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index or the Alerian Midstream Energy Select Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI, AMZIX, Alerian Midstream Energy Select Index, Alerian Midstream Energy Select Total Return Index, Alerian MLP Index, AMEI, AMEIX, AMNA and AMZ are trademarks of VettaFi and their general use is granted under a license from VettaFi.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EACH INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EACH INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF EITHER FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

23 | November 30, 2024

Alerian Exchange Traded Funds

Additional Information	November 30, 2024 (Unaudited)

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

24 | November 30, 2024

Alerian Exchange Traded Funds

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Funds’ Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

25 | November 30, 2024

Alerian Exchange Traded Funds

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

26 | November 30, 2024

Alerian Exchange Traded Funds

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$—	$162,500
Edmund J. Burke, Trustee	166,500	—	166,500
Jeremy W. Deems, Trustee	174,500	—	174,500
Rick A. Pederson, Trustee	186,500	—	186,500
Joseph F. Keenan, Trustee	40,000	—	40,000
Susan K. Wold, Trustee	40,000	—	40,000
Laton Spahr, President and Trustee*	—	—	—
Total	$770,000	$—	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

27 | November 30, 2024

Alerian Exchange Traded Funds

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and Alerian Energy Infrastructure ETF (“ENFR”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than AMLP) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i)	AMLP

The gross management fee rate for AMLP is higher than the median of its FUSE expense group. AMLP’s net expense ratio is higher than the median of its FUSE expense group. The Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole; and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider and the fees charged by the index provider for licensing its indexes, the additional costs and expenses incurred by AAI in managing and administering AMLP and that AMLP’s investment advisory fee schedule included breakpoints, which have been periodically adjusted for the benefit of AMLP shareholders.

With respect to AAI profitability from AMLP, the Independent Trustees noted that AMLP’s asset levels have not recovered to their historic high and that it has breakpoints in its management fee. The Board considered, among other things, the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule previously adopted and whether breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were still below historical highs, but increasing. Upon discussion, the Board, including the Independent Trustees, determined that the advisory fee rate for AMLP, inclusive of the existing breakpoint schedule, reflects an appropriate sharing of economies of scale.

28 | November 30, 2024

Alerian Exchange Traded Funds

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

(ii)	ENFR

The gross management fee rate for ENFR is lower than the median of its FUSE expense group. ENFR’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of ENFR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to ENFR.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

29 | November 30, 2024

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

(NYSE ARCA: RFFC)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements and Financial Highlights	7
Report of Independent Registered Public Accounting Firm	13
Additional Information	14
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	15
Proxy Disclosures for Open-End Management Investment Companies	16
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	17
Statement Regarding Basis for Approval of Investment Advisory Contract	18

alpsfunds.com

ALPS Active Equity Opportunity ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (96.65%)
Communication Services (8.48%)
Alphabet, Inc., Class A	4,031	$681,038
AT&T, Inc.	16,557	383,460
Meta Platforms, Inc., Class A	1,157	664,488
Walt Disney Co.	2,715	318,931
Total Communication Services		2,047,917

Consumer Discretionary (9.05%)
Amazon.com, Inc.(a)	4,791	996,001
Lowe's Cos., Inc.	1,275	347,348
Marriott International, Inc., Class A	905	261,626
McDonald's Corp.	1,064	314,955
O'Reilly Automotive, Inc.(a)	213	264,806
Total Consumer Discretionary		2,184,736

Consumer Staples (7.22%)
Campbell Soup Co.	5,189	239,732
Costco Wholesale Corp.	517	502,462
Procter & Gamble Co.	1,280	229,453
Target Corp.	1,044	138,131
Walmart, Inc.	6,838	632,515
Total Consumer Staples		1,742,293

Energy (4.93%)
Baker Hughes Co.	7,912	347,732
ConocoPhillips	4,013	434,769
Enbridge, Inc.(b)	9,414	408,379
Total Energy		1,190,880

Financials (13.75%)
American Express Co.	1,788	544,768
Blackstone, Inc.	1,585	302,878
Goldman Sachs Group, Inc.	555	337,756
Intercontinental Exchange, Inc.	2,725	438,616
JPMorgan Chase & Co.	3,035	757,900
M&T Bank Corp.	590	129,794
Mastercard, Inc., Class A	907	483,377
Wells Fargo & Co.	4,254	324,027
Total Financials		3,319,116

Health Care (8.55%)
Boston Scientific Corp.(a)	3,865	350,401
HCA Healthcare, Inc.	758	248,033
IQVIA Holdings, Inc.(a)	1,169	234,782
Thermo Fisher Scientific, Inc.	664	351,674
UnitedHealth Group, Inc.	996	607,759
Vertex Pharmaceuticals, Inc.(a)	578	270,579
Total Health Care		2,063,228

Industrials (11.07%)
Caterpillar, Inc.	1,262	512,511
Deere & Co.	670	312,153
Lockheed Martin Corp.	712	376,940
Old Dominion Freight Line, Inc.	1,640	369,229
Schneider Electric SE, ADR	6,640	342,425
Security Description	Shares	Value
Industrials (continued)
Trane Technologies PLC	960	$399,571
Waste Management, Inc.	1,568	357,849
Total Industrials		2,670,678

Information Technology (26.78%)
Adobe, Inc.(a)	308	158,906
Amphenol Corp., Class A	3,345	243,014
Apple, Inc.	6,152	1,460,054
Dell Technologies, Inc.	1,855	236,679
International Business Machines Corp.	1,575	358,171
Lam Research Corp.	2,915	215,360
Microsoft Corp.	1,987	841,415
Motorola Solutions, Inc.	685	342,295
NVIDIA Corp.	8,030	1,110,148
Salesforce.com, Inc.	888	293,031
Synopsys, Inc.(a)	690	385,358
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,160	583,526
TE Connectivity PLC	1,565	236,503
Total Information Technology		6,464,460

Materials (1.81%)
Freeport-McMoRan, Inc.	3,399	150,236
Linde PLC	620	285,814
Total Materials		436,050

Real Estate (2.58%)
Equity LifeStyle Properties, Inc.	3,656	260,783
Prologis, Inc.	1,554	181,476
Welltower, Inc.	1,300	179,634
Total Real Estate		621,893

Utilities (2.43%)
Duke Energy Corp.	1,960	229,418
PPL Corp.	10,200	356,286
Total Utilities		585,704

TOTAL COMMON STOCKS
(Cost $16,132,445)		23,326,955

1 | November 30, 2024

ALPS Active Equity Opportunity ETF

Schedule of Investments (Continued)	November 30, 2024

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.84%)
Money Market Fund (3.30%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $796,463)	4.59%	796,463	$796,463

Investments Purchased with Collateral from Securities Loaned (1.54%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $372,768)		372,768	$372,768

TOTAL SHORT TERM INVESTMENTS
(Cost $1,169,231)			1,169,231

TOTAL INVESTMENTS (101.49%)
(Cost $17,301,676)			$24,496,186
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.49%)			(360,425)
NET ASSETS - 100.00%			$24,135,761

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $367,515.

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

ALPS Active Equity Opportunity ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value(a)	$24,496,186
Dividends receivable	21,656
Total Assets	24,517,842

LIABILITIES:
Payable to adviser	9,313
Payable for collateral upon return of securities loaned	372,768
Total Liabilities	382,081
NET ASSETS	$24,135,761

NET ASSETS CONSIST OF:
Paid-in capital	$38,958,055
Total distributable earnings/(accumulated losses)	(14,822,294)
NET ASSETS	$24,135,761

INVESTMENTS, AT COST	$17,301,676

PRICING OF SHARES
Net Assets	$24,135,761
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	400,002
Net Asset Value, offering and redemption price per share	$60.34

(a)	Includes $367,515 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

ALPS Active Equity Opportunity ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend income*	$351,319
Securities lending income	1,850
Total investment income	353,169

EXPENSES:
Investment adviser fees	110,846
Other expenses	979
Net expenses	111,825
NET INVESTMENT INCOME	241,344

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	2,089,254
Net realized gain on foreign currency transactions	164
Total Net realized gain	2,089,418
Net change in unrealized appreciation on investments	4,576,214
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(25)
Total Net change in unrealized appreciation	4,576,189
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,665,607
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,906,951

*	Net of foreign tax withholding of $10,935.

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

ALPS Active Equity Opportunity ETF

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2024	November 30, 2023
OPERATIONS:
Net investment income	$241,344	$358,005
Net realized gain	2,089,418	311,875
Net change in unrealized appreciation/(depreciation)	4,576,189	856,275
Net increase in net assets resulting from operations	6,906,951	1,526,155

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(217,594)	(350,422)
Total distributions	(217,594)	(350,422)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	1,129,999
Cost of shares redeemed	(6,333,452)	(7,324,460)
Net decrease from capital share transactions	(6,333,452)	(6,194,461)
Net increase/(decrease) in net assets	355,905	(5,018,728)

NET ASSETS:
Beginning of year	23,779,856	28,798,584
End of year	$24,135,761	$23,779,856

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	525,002	675,002
Shares sold	–	25,000
Shares redeemed	(125,000)	(175,000)
Shares outstanding, end of year	400,002	525,002

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

ALPS Active Equity Opportunity ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year	For the Year		For the Year	For the Year	For the Year
	Ended	Ended		Ended	Ended	Ended
	November 30,	November 30,		November 30,	November 30,	November 30,
	2024	2023		2022	2021	2020
NET ASSET VALUE, BEGINNING OF PERIOD	$45.29	$42.66		$45.99	$37.58	$34.70

INCOME FROM OPERATIONS:
Net investment income(a)	0.54	0.66		0.48	0.42	0.45
Net realized and unrealized gain/(loss)	15.02	2.62		(3.23)	8.43	2.87 (b)
Total from investment operations	15.56	3.28		(2.75)	8.85	3.32

DISTRIBUTIONS:
From net investment income	(0.51)	(0.65)		(0.57)	(0.44)	(0.44)
From tax return of capital	–	–		(0.01)	–	–
Total distributions	(0.51)	(0.65)		(0.58)	(0.44)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	15.05	2.63		(3.33)	8.41	2.88
NET ASSET VALUE, END OF PERIOD	$60.34	$45.29		$42.66	$45.99	$37.58
TOTAL RETURN(c)	34.50%	7.81%		(5.98)%	23.65%	9.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$24,136	$23,780		$28,799	$51,735	$71,400

Ratio of expenses to average net assets	0.48%	0.50	%(d)	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.01%	1.55%		1.10%	0.97%	1.34%
Portfolio turnover rate(e)	33%	129%		113%	5%	99%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective June 1, 2023, the investment adviser fee changed from 0.52% to 0.48%.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active Equity Opportunity ETF (formerly, Riverfront Dynamic US Flex-Cap ETF) (the “Fund”).

The investment objective of the Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

7 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

ALPS Active Equity Opportunity ETF

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks*	$23,326,955	$–	$–	$23,326,955
Short Term Investments	1,169,231	–	–	1,169,231
Total	$24,496,186	$–	$–	$24,496,186

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

8 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

D. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active Equity Opportunity ETF	$1,582,897	$(1,582,897)

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Active Equity Opportunity ETF	$217,594	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Active Equity Opportunity ETF	$350,422	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active Equity Opportunity ETF	$13,369,543	$8,659,220

The Fund used capital loss carryovers during the year ended November 30, 2024, in the amount of $503,009.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis for the Fund were as follows:

ALPS Active Equity
Opportunity ETF
Accumulated net investment income	$25,752
Accumulated net realized loss on investments	(22,028,763)
Net unrealized appreciation on investments	7,180,717
Total	(14,822,294)

9 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active Equity
Opportunity ETF
Gross appreciation (excess of value over tax cost)	$7,233,767
Gross depreciation (excess of tax cost over value)	(53,035)
Net appreciation/(depreciation) of foreign currency	(15)
Net unrealized appreciation/(depreciation)	7,180,717
Cost of investments for income tax purposes	$17,315,454

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

	Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
Fund	Securities on Loan	Received	Received	Received
ALPS Active Equity Opportunity ETF	$367,515	$372,768	$–	$372,768

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

10 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

ALPS Active Equity Opportunity	Remaining Contractual Maturity of the Agreements
	Overnight &			Greater than
Securities Lending Transactions	Continuous	Up to 30 Days	30-90 Days	90 Days	Total
Common Stocks	$372,768	$–	$–	$–	$372,768
Total Borrowings					372,768
Gross amount of recognized liabilities for securities lending (collateral received)					$372,768

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.48% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$7,324,201	$7,310,735

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$–	$6,175,447

For the year ended November 30, 2024, the Fund had in-kind net realized gain of $1,580,907.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

11 | November 30, 2024

ALPS Active Equity Opportunity ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

6. RELATED PARTY TRANSACTIONS

The Fund did not engage in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7.

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

12 | November 30, 2024

ALPS Active Equity Opportunity ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active Equity Opportunity ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active Equity Opportunity ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

13 | November 30, 2024

ALPS Active Equity Opportunity ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The ALPS Active Equity Opportunity ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Active Equity Opportunity ETF	100.00%	98.16%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

14 | November 30, 2024

ALPS Active Equity Opportunity ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Fund’s Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

15 | November 30, 2024

ALPS Active Equity Opportunity ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

		Shares Voted Against/
	Shares Voted in Favor	Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

16 | November 30, 2024

ALPS Active Equity Opportunity ETF

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

17 | November 30, 2024

ALPS Active Equity Opportunity ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active Equity Opportunity ETF ("RFFC" or the "Fund"). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	RFFC

The gross management fee rate for RFFC is higher than the median of its FUSE expense group. RFFC’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFFC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFFC.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS Active REIT ETF (NASDAQ: REIT)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com

ALPS Active REIT ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (98.08%)
Data Center REITs (13.06%)
Digital Realty Trust, Inc.	7,539	$1,475,307
Equinix, Inc.	4,005	3,930,826
Total Data Center REITs		5,406,133

Diversified REITs (2.65%)
Essential Properties Realty Trust, Inc.	32,174	1,097,133

Health Care REITs (11.62%)
Healthpeak Properties, Inc.	74,454	1,637,243
Sabra Health Care REIT, Inc.	60,200	1,127,546
Welltower, Inc.	14,786	2,043,130
Total Health Care REITs		4,807,919

Hotel & Resort REITs (3.06%)
Host Hotels & Resorts, Inc.	68,810	1,267,480

Industrial REITs (12.82%)
Americold Realty Trust, Inc.	30,830	735,604
First Industrial Realty Trust, Inc.	30,223	1,615,419
Prologis, Inc.	25,298	2,954,301
Total Industrial REITs		5,305,324

Multi-Family Residential REITs (9.55%)
AvalonBay Communities, Inc.	5,296	1,246,414
Equity Residential	18,687	1,432,545
UDR, Inc.	27,752	1,272,707
Total Multi-Family Residential REITs		3,951,666

Office REITs (6.21%)
Cousins Properties, Inc.	39,373	1,249,699
JBG SMITH Properties	38,759	662,391
Kilroy Realty Corp.	15,841	657,877
Total Office REITs		2,569,967

Other Specialized REITs (6.85%)
Iron Mountain, Inc.	7,025	868,782
VICI Properties, Inc.	60,237	1,964,329
Total Other Specialized REITs		2,833,111

Retail REITs (16.36%)
Agree Realty Corp.	7,794	598,579
Curbline Properties Corp.	32,832	796,504
InvenTrust Properties Corp.	35,499	1,099,404
Macerich Co.	54,520	1,156,369
Realty Income Corp.	25,658	1,485,342

Security Description	Shares	Value
Retail REITs (continued)
Simon Property Group, Inc.	8,876	$1,629,634
Total Retail REITs		6,765,832

Self-Storage REITs (8.68%)
Extra Space Storage, Inc.	9,259	1,582,919
Public Storage	5,761	2,005,116
Total Self-Storage REITs		3,588,035

Single-Family Residential REITs (6.20%)
Equity LifeStyle Properties, Inc.	14,055	1,002,543
Invitation Homes, Inc.	45,659	1,563,821
Total Single-Family Residential REITs		2,566,364

Telecom Tower REITs (1.02%)
American Tower Corp.	2,017	421,553

TOTAL COMMON STOCKS
(Cost $35,706,945)		40,580,517

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.90%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	786,288	$786,288

TOTAL SHORT TERM INVESTMENTS
(Cost $786,288)			786,288

TOTAL INVESTMENTS (99.98%)
(Cost $36,493,233)			$41,366,805
OTHER ASSETS IN EXCESS OF LIABILITIES (0.02%)			9,638
NET ASSETS - 100.00%			$41,376,443

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

ALPS Active REIT ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$41,366,805
Dividends receivable	31,514
Total Assets	41,398,319

LIABILITIES:
Payable to adviser	21,876
Total Liabilities	21,876
NET ASSETS	$41,376,443

NET ASSETS CONSIST OF:
Paid-in capital	$37,625,418
Total distributable earnings/(accumulated losses)	3,751,025
NET ASSETS	$41,376,443

INVESTMENTS, AT COST	$36,493,233

PRICING OF SHARES
Net Assets	$41,376,443
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,400,002
Net Asset Value, offering and redemption price per share	$29.55

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

ALPS Active REIT ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend Income	$953,396
Securities lending income	22
Total investment income	953,418

EXPENSES:
Investment adviser fees	189,355
Other expenses	1,088
Total expenses	190,443
NET INVESTMENT INCOME	762,975

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	765,969
Net change in unrealized appreciation on investments	5,270,770
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,036,739
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,799,714

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

ALPS Active REIT ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$762,975	$543,715
Net realized gain/(loss)	765,969	(839,274)
Net change in unrealized appreciation	5,270,770	9,646
Net increase/(decrease) in net assets resulting from operations	6,799,714	(285,913)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(771,459)	(519,658)
Dividends to shareholders from tax return of capital	(103,014)	(65,789)
Total distributions	(874,473)	(585,447)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,722,714	1,702,242
Cost of shares redeemed	(286,293)	(856,387)
Net increase from capital share transactions	17,436,421	845,855
Net increase/(decrease) in net assets	23,361,662	(25,505)

NET ASSETS:
Beginning of year	18,014,781	18,040,286
End of year	$41,376,443	$18,014,781

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	750,002	715,002
Shares sold	660,000	70,000
Shares redeemed	(10,000)	(35,000)
Shares outstanding, end of year	1,400,002	750,002

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$24.02	$25.23	$29.56	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.73	0.74	0.54	0.37
Net realized and unrealized gain/(loss)	5.70	(1.16)	(3.39)	5.01
Total from investment operations	6.43	(0.42)	(2.85)	5.38

DISTRIBUTIONS:
From net investment income	(0.80)	(0.70)	(0.53)	(0.38)
From net realized gains	–	–	(0.83)	(0.06)
From tax return of capital	(0.10)	(0.09)	(0.12)	–
Total distributions	(0.90)	(0.79)	(1.48)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	5.53	(1.21)	(4.33)	4.94
NET ASSET VALUE, END OF PERIOD	$29.55	$24.02	$25.23	$29.56
TOTAL RETURN(b)	27.28%	(1.54)%	(10.17)%	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$41,376	$18,015	$18,040	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.68	%(c)
Ratio of net investment income to average net assets	2.74%	3.04%	1.96%	1.69	%(c)
Portfolio turnover rate(d)	79%	68%	120%	92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

6 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

ALPS Active REIT ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$40,580,517	$–	$–	$40,580,517
Short Term Investments	786,288	–	–	786,288
Total	$41,366,805	$–	$–	$41,366,805

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time.

Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

7 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active REIT ETF	$49,090	$(49,090)

The tax character of the distributions paid during the fiscal year ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Active REIT ETF	$771,459	$–	$103,014

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Active REIT ETF	$519,658	$–	$65,789

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active REIT ETF	$184,480	$881,376

The Fund used capital loss carryovers during the year ended November 30, 2024 in the amount of $704,143.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated Net
		Realized		Net Unrealized
	Accumulated Net	Gain/(Loss) on	Other Accumulated	Appreciation/(Depreciation)
Fund	Investment Income	Investments	Losses	on Investments	Total
ALPS Active REIT ETF	$–	$(1,065,856)	$–	$4,816,881	$3,751,025

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$5,277,758
Gross depreciation (excess of tax cost over value)	(460,877)
Net unrealized appreciation/(depreciation)	$4,816,881
Cost of investments for income tax purposes	$36,549,924

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners or unitholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

8 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. During the year ended November 30, 2024, the Fund did not have any securities on loan.

9 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

As of November 30, 2024, the Fund did not have any securities on loan.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$22,075,942	$22,177,559

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$17,313,658	$278,450

For the year ended November 30, 2024, the ALPS Active REIT ETF had in-kind net realized gain of $56,963.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

10 | November 30, 2024

ALPS Active REIT ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11 | November 30, 2024

ALPS Active REIT ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active REIT ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active REIT ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

12 | November 30, 2024

ALPS Active REIT ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The ALPS Active REIT ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Active REIT ETF	2.82%	0.00%	89.34%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

13 | November 30, 2024

ALPS Active REIT ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Fund’s Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

14 | November 30, 2024

ALPS Active REIT ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

15 | November 30, 2024

ALPS Active REIT ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

16 | November 30, 2024

ALPS Active REIT ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active REIT ETF (“REIT” or the “Fund”) and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and GSI Capital Advisors LLC (the “Sub-Adviser” or “GSI”) with respect to the Fund (the “GSI Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	REIT

The gross management fee rate for REIT is higher than the median of its FUSE expense group. REIT’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, supplemental information provided by the Adviser showing REIT’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of a broad group of funds that invest in the real estate investment trust asset class, including comparable ETFs and mutual funds. The Board also considered the comparatively strong performance of the Fund relative to peers over the 1-year period and the Adviser’s assertion that, given the Fund’s current assets, any economies of scale were not yet a material benefit as REIT seeks further growth.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of REIT and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to REIT.

17 | November 30, 2024

ALPS Active REIT ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the GSI Sub-Advisory Agreement.

In evaluating the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by GSI with respect to REIT under the GSI Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by REIT compared to those of similar funds managed by other investment advisers; (iii) the profitability to GSI of its sub-advisory relationship with REIT and the reasonableness of compensation to GSI; (iv) the extent to which economies of scale would be realized if, and as, REIT’s assets increase, and whether the fee level in the GSI Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by GSI under the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the GSI Sub-Advisory Agreement, REIT’s performance, financial information regarding GSI, information describing GSI’s current organization and the background and experience of the persons responsible for the day-to-day management of REIT. Based upon their review, the Board, including the Independent Trustees concluded that GSI was qualified to oversee the portfolio management of REIT and that the services provided by GSI to REIT are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to GSI with respect to REIT was 0.35% of REIT’s average daily net assets out of a total management fee of 0.68% of REIT’s average daily net assets.

In reviewing REIT’s profitability with respect to GSI, the Board, including the Independent Trustees, considered the costs and resources required to manage REIT.

The Board, including the Independent Trustees, also considered any other benefits that have been and may be realized by GSI from its relationship with REIT, known as fall-out benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if REIT’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees, noted that REIT launched in February 2021 and had not yet achieved economies of scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to REIT.

In voting to approve the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the GSI Sub- Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.00%)(a)
Communication Services (9.57%)
Communication Services Select Sector SPDR Fund	411,143	$40,456,471

Consumer Discretionary (9.77%)
Consumer Discretionary Select Sector SPDR Fund	185,831	41,310,231

Consumer Staples (8.66%)
Consumer Staples Select Sector SPDR Fund	440,104	36,625,455

Energy (9.30%)
Energy Select Sector SPDR Fund	411,783	39,337,630

Financials (9.72%)
Financial Select Sector SPDR Fund	800,490	41,097,157

Healthcare (8.20%)
Health Care Select Sector SPDR Fund	235,383	34,697,808

Industrials (9.34%)
Industrial Select Sector SPDR Fund	274,445	39,517,336

Materials (8.71%)
Materials Select Sector SPDR Fund	388,543	36,826,105

Real Estate (8.70%)
Real Estate Select Sector SPDR Fund	818,043	36,811,935

Technology (9.08%)
Technology Select Sector SPDR Fund	164,244	38,388,750

Utilities (8.95%)
Utilities Select Sector SPDR Fund	456,420	37,850,911

TOTAL EXCHANGE TRADED FUNDS
(Cost $331,254,712)		422,919,789
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	49,241	$49,241
TOTAL SHORT TERM INVESTMENTS
(Cost $49,241)			49,241

TOTAL INVESTMENTS (100.01%)
(Cost $331,303,953)			$422,969,030
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.01%)			(53,371)
NET ASSETS - 100.00%			$422,915,659

(a)	The financial statements of the Underlying Sector ETFs, including the portfolio of investments, are included in The Select Sector SPDR Trust’s N-CSR filing dated September 30, 2024, available at www.sec.gov or can be found at www.ssga.com and should be read in conjunction with the Fund’s financial statements.

Common Abbreviations:

SPDR® - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$422,969,030
Dividends receivable	217
Total Assets	422,969,247

LIABILITIES:
Payable to adviser	53,588
Total Liabilities	53,588
NET ASSETS	$422,915,659

NET ASSETS CONSIST OF:
Paid-in capital	$337,749,311
Total distributable earnings/(accumulated losses)	85,166,348
NET ASSETS	$422,915,659

INVESTMENTS, AT COST	$331,303,953

PRICING OF SHARES
Net Assets	$422,915,659
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,175,000
Net Asset Value, offering and redemption price per share	$133.20

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend Income	$7,009,454
Securities lending income	39,892
Total investment income	7,049,346

EXPENSES:
Investment adviser fees	1,313,572
Other expenses	14,707
Total Expenses before waiver/reimbursement	1,328,279
Less fee waiver/reimbursement by investment adviser	(745,541)
Net expenses	582,738
NET INVESTMENT INCOME	6,466,608

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	11,379,895
Net change in unrealized appreciation/(depreciation) on investments	72,485,686
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	83,865,581
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,332,189

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$6,466,608	$6,423,890
Net realized gain	11,379,895	51,178,678
Net change in unrealized appreciation/(depreciation)	72,485,686	(43,178,294)
Net increase in net assets resulting from operations	90,332,189	14,424,274

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,466,608)	(6,423,890)
From tax return of capital	(84,306)	(82,622)
Total distributions	(6,550,914)	(6,506,512)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	76,338,816	159,340,355
Cost of shares redeemed	(61,468,556)	(185,092,827)
Net increase/(decrease) from capital share transactions	14,870,260	(25,752,472)
Net increase/(decrease) in net assets	98,651,535	(17,834,710)

NET ASSETS:
Beginning of period	324,264,124	342,098,834
End of period	$422,915,659	$324,264,124

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,075,000	3,375,000
Shares sold	650,000	1,600,000
Shares redeemed	(550,000)	(1,900,000)
Shares outstanding, end of period	3,175,000	3,075,000

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$105.45	$101.36	$103.95	$84.17	$78.33

INCOME FROM OPERATIONS:
Net investment income(a)	2.15	2.14	1.89	1.76	1.91
Net realized and unrealized gain/(loss)	27.78	4.20	(2.55)	19.82	5.84
Total from investment operations	29.93	6.34	(0.66)	21.58	7.75

DISTRIBUTIONS:
From net investment income	(2.15)	(2.22)	(1.93)	(1.78)	(1.90)
From tax return of capital	(0.03)	(0.03)	–	(0.02)	(0.01)
Total distributions	(2.18)	(2.25)	(1.93)	(1.80)	(1.91)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	27.75	4.09	(2.59)	19.78	5.84
NET ASSET VALUE, END OF PERIOD	$133.20	$105.45	$101.36	$103.95	$84.17
TOTAL RETURN(b)	28.68%	6.43%	(0.59)%	25.89%	10.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$422,916	$324,264	$342,099	$207,896	$164,141

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.16%	0.16%	0.16%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.61%	1.91%	1.68%	1.59%	2.31%
Ratio of net investment income including waiver/reimbursement to average net assets	1.82%	2.12%	1.89%	1.81%	2.53%
Portfolio turnover rate(c)	7%	14%	12%	8%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

6 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange Traded Funds*	$422,919,789	$–	$–	$422,919,789
Short Term Investments	49,241	–	–	49,241
Total	$422,969,030	$–	$–	$422,969,030

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

7 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Equal Sector Weight ETF	$10,577,825	$(10,577,825)

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Equal Sector Weight ETF	$6,466,608	$–	$84,306

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Equal Sector Weight ETF	$6,423,890	$–	$82,622

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$1,099,090	$4,708,245

The Fund used capital loss carryovers during the year ended November 30, 2024, in the amount of $487,085.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

ALPS Equal Sector Weight ETF
Accumulated net realized loss on investments	$(5,807,335)
Net unrealized appreciation on investments	90,973,683
Total	$85,166,348

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$91,063,325
Gross depreciation (excess of tax cost over value)	(89,642)
Net unrealized appreciation/(depreciation)	$90,973,683
Cost of investments for income tax purposes	$331,995,347

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

8 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

As of November 30, 2024, the Fund did not have any securities on loan.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2025. The waiver may only be terminated by the Fund’s Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to be approximately 0.02% - 0.03% annually.

9 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$26,556,951	$26,620,972

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$76,306,347	$61,468,091

For the year ended November 30, 2024, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $10,888,853.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

10 | November 30, 2024

ALPS Equal Sector Weight ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11 | November 30, 2024

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Equal Sector Weight ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

12 | November 30, 2024

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The ALPS Equal Sector Weight ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction	199A Dividends
ALPS Equal Sector Weight ETF	85.98%	83.79%	10.15%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

13 | November 30, 2024

ALPS Equal Sector Weight ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Fund’s Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

14 | November 30, 2024

ALPS Equal Sector Weight ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

15 | November 30, 2024

ALPS Equal Sector Weight ETF

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

16 | November 30, 2024

ALPS Equal Sector Weight ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	EQL

The gross management fee rate for EQL is higher than the median of its FUSE expense group. EQL’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EQL and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EQL.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS Intermediate Municipal Bond ETF (NYSE ARCA: MNBD)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements and Financial Highlights	10
Report of Independent Registered Public Accounting Firm	15
Additional Information	16
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	17
Proxy Disclosures for Open-End Management Investment Companies	18
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	19
Statement Regarding Basis for Approval of Investment Advisory Contract	20

alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMERCIAL PAPER (1.13%)
Texas A&M Univ. 3.00%, 02/04/25(a)	395,000	$395,000

TOTAL COMMERCIAL PAPER
(Cost $395,000)		395,000

Security Description	Principal Amount	Value
GOVERNMENT BONDS (4.25%)
United States Treasury Bill 4.79%, 12/10/2024	$1,485,000	$1,483,508
Total		1,483,508

TOTAL GOVERNMENT BONDS
(Cost $1,483,325)		1,483,508

Security Description	Principal Amount	Value
MUNICIPAL BONDS (98.41%)
General Obligation Limited (1.46%)
Pennsylvania (1.46%)
School District of Philadelphia
5.00%, 09/01/2034	500,000	511,138
Total Pennsylvania		511,138

Total General Obligation Limited		511,138

General Obligation Unlimited (17.91%)
Alaska (0.91%)
State of Alaska
5.00%, 08/01/2028(b)	300,000	317,519
Total Alaska		317,519

California (5.83%)
Allan Hancock Joint Community College District
0.00%, 08/01/2042(c)	350,000	300,012
Chaffey Joint Union High School District
0.00%, 08/01/2044(c)	250,000	105,167
Chino Valley Unified School District
0.00%, 08/01/2035(c)	245,000	167,639
Lake Tahoe Unified School District
0.00%, 08/01/2045(c)	150,000	130,496
Mount San Antonio Community College District
0.00%, 08/01/2043(c)	275,000	277,161
Rio Hondo Community College District
0.00%, 08/01/2044(c)	150,000	61,258
San Diego Unified School District
5.00%, 07/01/2034(b)	300,000	354,383
Security Description	Principal Amount	Value
General Obligation Unlimited (continued)
San Mateo County Community College District
0.00%, 09/01/2035(c)	$110,000	$77,563
San Mateo Union High School District
0.00%, 09/01/2041(c)	520,000	562,602
Total California		2,036,281

Maryland (0.99%)
County of Baltimore MD
5.00%, 01/01/2025	345,000	345,530
Total Maryland		345,530

Minnesota (1.63%)
Morris Area Schools Independent School District No 2769
0.00%, 02/01/2033(b)(c)	750,000	564,020
Total Minnesota		564,020

Oregon (5.04%)
Clackamas & Washington Counties School District No 3
0.00%, 06/15/2036(c)	600,000	378,171
Multnomah County School District No 40
0.00%, 06/15/2043(c)	1,000,000	429,844
Multnomah County School District No 7 Reynolds
0.00%, 06/15/2035(c)	500,000	317,582
Oregon Coast Community College District
0.00%, 06/15/2040(b)(c)	400,000	429,114
Washington & Multnomah Counties School District No 48J Beaverton
0.00%, 06/15/2034(c)	200,000	135,931
0.00%, 06/15/2041(c)	150,000	70,771
Total Oregon		1,761,413

Texas (1.35%)
Fort Bend Independent School District
0.72%, 08/01/2051(d)	65,000	61,436
4.00%, 08/01/2054(b)(d)	150,000	153,359
North East Independent School District
3.75%, 08/01/2049(d)	250,000	253,314
Total Texas		468,109
18 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
General Obligation Unlimited (continued)
Washington (1.26%)
Washington Clackamas & Yamhill Counties School District No 88J
0.00%, 06/15/2037(c)	$150,000	$86,668
0.00%, 06/15/2039(c)	255,000	133,443
0.00%, 06/15/2040(c)	200,000	101,644
0.00%, 06/15/2041(c)	250,000	118,570
Total Washington		440,325

Wisconsin (0.90%)
State of Wisconsin
5.00%, 05/01/2027(b)	300,000	315,500
Total Wisconsin		315,500

Total General Obligation Unlimited		6,248,697

Revenue Bonds (79.04%)
Alabama (0.97%)
Black Belt Energy Gas District 7D US MUNI + 0.65%, 04/01/2053(d)	100,000	97,306
Industrial Development Board of the City of Mobile Alabama
3.92%, 06/01/2034(d)	65,000	65,610
Southeast Energy Authority A Cooperative District
5.00%, 11/01/2055(b)(d)	160,000	173,013
Total Alabama		335,929

Arizona (3.54%)
Salt Verde Financial Corp.
5.00%, 12/01/2032	675,000	734,978
5.00%, 12/01/2037	450,000	498,189
Total Arizona		1,233,167

California (4.67%)
California Community Choice Financing Authority
7D US MUNI + 0.45%, 02/01/2052(d)	210,000	198,680
Long Beach Bond Finance Authority 3M US SOFR + 1.45%,
11/15/2027(d)	430,000	435,717
Modesto Irrigation District 3M US SOFR + 0.63%,
09/01/2037(d)	510,000	490,088
Northern California Energy Authority
5.00%, 12/01/2054(d)	300,000	321,491
Northern California Gas Authority No 1 3M US SOFR + 0.72%,
07/01/2027(d)	185,000	185,131
Total California		1,631,107
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Colorado (2.96%)
City & County of Denver Co. Airport System Revenue
5.25%, 11/15/2035	$250,000	$282,667
5.75%, 11/15/2036	250,000	302,329
E-470 Public Highway Authority
0.00%, 09/01/2035(c)	300,000	178,966
0.00%, 09/01/2037(c)	500,000	268,869
Total Colorado		1,032,831

Connecticut (1.49%)
Connecticut Housing Finance Authority
4.00%, 11/15/2047	190,000	190,244
6.00%, 11/15/2054	295,000	328,068
Total Connecticut		518,312

District of Columbia (2.07%)
District of Columbia
5.00%, 07/15/2040	200,000	202,317
Metropolitan Washington Airports Authority Aviation Revenue
5.00%, 10/01/2031	245,000	250,781
5.00%, 10/01/2037	250,000	269,088
Total District of Columbia		722,186

Florida (3.31%)
City Of South Miami Health Facilities Authority, Inc.
5.00%, 08/15/2042	300,000	309,699
County of Broward FL Airport System Revenue
5.00%, 10/01/2031	200,000	213,375
County of Miami-Dade FL Aviation Revenue
5.00%, 10/01/2036(b)	150,000	163,029
Florida Housing Finance Corp.
5.50%, 01/01/2054	140,000	147,189
Greater Orlando Aviation Authority
5.00%, 10/01/2033	300,000	319,366
Total Florida		1,152,658

Georgia (3.58%)
Development Authority of Burke County
1.50%, 01/01/2040(d)	255,000	253,357
Main Street Natural Gas, Inc.
4.00%, 08/01/2049(d)	500,000	500,000
5.00%, 12/01/2053(d)	300,000	323,348
5.00%, 04/01/2054(b)(d)	160,000	172,386
Total Georgia		1,249,091
19 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2024

	Principal
Security Description	Amount	Value
Revenue Bonds (continued)
Hawaii (1.16%)
City & County Honolulu HI Wastewater System Revenue
5.00%, 07/01/2035(b)	$350,000	$406,509
Total Hawaii		406,509

Illinois (2.47%)
Illinois Finance Authority
5.00%, 08/15/2035	225,000	245,605
5.00%, 02/15/2036	400,000	414,432
Illinois Housing Development Authority
6.25%, 04/01/2054	185,000	202,660
Total Illinois		862,697

Indiana (0.45%)
Indiana Finance Authority
5.00%, 11/01/2043	150,000	157,290
Total Indiana		157,290

Kentucky (2.20%)
County of Trimble KY
4.70%, 06/01/2054(d)	300,000	306,543
Kentucky Public Energy Authority
1D US SOFR + 1.20%, 08/01/2052(d)	460,000	461,853
Total Kentucky		768,396

Louisiana (0.15%)
Louisiana Public Facilities Authority
3M US SOFR + 0.70%, 02/15/2036(d)	55,000	53,610
Total Louisiana		53,610

Massachusetts (1.21%)
Massachusetts Housing Finance Agency
3.00%, 12/01/2050	125,000	123,211
Massachusetts School Building Authority
4.00%, 08/15/2032	300,000	300,973
Total Massachusetts		424,184

Minnesota (2.54%)
Minnesota Housing Finance Agency
2.47%, 01/01/2050	224,335	184,893
3.50%, 07/01/2050	705,000	702,117
Total Minnesota		887,010
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Missouri (1.01%)
Missouri Housing Development Commission
4.00%, 05/01/2050	$185,000	$186,245
6.00%, 05/01/2055	150,000	166,807
Total Missouri		353,052

Nebraska (2.58%)
Central Plains Energy Project
5.00%, 05/01/2053(d)	725,000	765,442
Nebraska Investment Finance Authority
3.50%, 09/01/2046	140,000	139,249
Total Nebraska		904,691

New Jersey (2.29%)
New Jersey Health Care Facilities Financing Authority
5.00%, 07/01/2045(d)	220,000	225,915
New Jersey Transportation Trust Fund Authority
0.00%, 12/15/2031(c)	725,000	570,998
Total New Jersey		796,913

New Mexico (1.77%)
City of Farmington NM
1.80%, 04/01/2029	375,000	342,204
New Mexico Mortgage Finance Authority
5.25%, 03/01/2053	260,000	274,283
Total New Mexico		616,487

New York (7.40%)
Metropolitan Transportation Authority
1D US SOFR + 0.43%, 11/01/2026(d)	40,000	39,921
1D US SOFR + 0.80%, 11/01/2032(d)	460,000	460,264
New York State Dormitory Authority
4.00%, 07/01/2038	100,000	104,085
Port Authority of New York & New Jersey
5.00%, 11/01/2030	1,100,000	1,176,441
Triborough Bridge & Tunnel Authority
1D US SOFR + 1.05%, 04/01/2026(d)	250,000	249,898
0.00%, 11/15/2039(c)	1,000,000	549,892
Total New York		2,580,501

20 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
Revenue Bonds (continued)
North Carolina (2.35%)
North Carolina Housing Finance Agency
6.25%, 01/01/2055	$750,000	$819,613
Total North Carolina		819,613

North Dakota (1.84%)
North Dakota Housing Finance Agency
4.25%, 01/01/2049	325,000	326,783
5.75%, 07/01/2053	295,000	314,028
Total North Dakota		640,811

Ohio (0.58%)
Lancaster Port Authority
5.00%, 02/01/2055(b)(d)	190,000	203,814
Total Ohio		203,814

Oklahoma (1.32%)
Oklahoma Housing Finance Agency
5.00%, 03/01/2052	445,000	461,266
Total Oklahoma		461,266

Oregon (1.49%)
Port of Portland OR Airport Revenue
5.00%, 07/01/2036	200,000	217,977
4.00%, 07/01/2038	305,000	305,031
Total Oregon		523,008

Pennslyvania (2.58%)
Butler County General Authority
3M US SOFR + 0.70%, 10/01/2034(d)	350,000	340,122
Pennsylvania Turnpike Commission
0.00%, 12/01/2037(c)	570,000	557,799
Total Pennslyvania		897,921

South Carolina (3.40%)
South Carolina State Housing Finance & Development Authority
5.75%, 01/01/2054	150,000	163,264
6.00%, 01/01/2054	930,000	1,024,155
Total South Carolina		1,187,419

South Dakota (0.45%)
South Dakota Housing Development Authority
6.00%, 05/01/2054	145,000	155,704
Total South Dakota		155,704
Security Description	Principal Amount	Value
Revenue Bonds (continued)
Tennessee (0.94%)
New Memphis Arena Public Building Authority
0.00%, 04/01/2030(c)	$350,000	$329,687
Total Tennessee		329,687

Texas (6.61%)
City of Austin TX Airport System Revenue
5.00%, 11/15/2036	200,000	216,170
City of Houston TX Airport System Revenue
5.00%, 07/01/2036	135,000	146,825
Texas Department of Housing & Community Affairs
2.15%, 07/01/2037	215,000	171,684
3.50%, 07/01/2052	415,000	410,080
Texas Municipal Gas Acquisition & Supply Corp. V
5.00%, 01/01/2055(b)	320,000	347,642
Texas Municipal Gas Acquisition and Supply Corp. I
3M US SOFR + 0.70%, 12/15/2026(d)	480,000	480,280
6.25%, 12/15/2026	35,000	35,901
Texas Municipal Gas Acquisition and Supply Corp. II
3M US SOFR + 1.06%, 09/15/2027(d)	330,000	331,383
3M US SOFR + 0.86%, 09/15/2027(d)	165,000	165,037
Total Texas		2,305,002

Virginia (3.30%)
City of Norfolk VA Water Revenue
5.00%, 11/01/2033(b)	300,000	340,759
Freddie Mac Multifamily ML Certificates
4.55%, 10/25/2040(d)	149,530	156,016
4.16%, 05/25/2041(b)(d)	349,379	350,195
York County Economic Development Authority
3.65%, 05/01/2033(d)	300,000	305,025
Total Virginia		1,151,995

Washington (1.27%)
County of King WA Sewer Revenue
7D US MUNI + 0.23%, 01/01/2040(d)	115,000	113,899
Port of Seattle WA
5.00%, 04/01/2027	250,000	250,164

21 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Washington Health Care Facilities Authority
4.00%, 10/01/2042(d)	$75,000	$76,811
Total Washington		440,874

Wisconsin (2.24%)
County of Milwaukee WI Airport Revenue
5.00%, 12/01/2030	125,000	128,314
Public Finance Authority
3.70%, 10/01/2046(d)	455,000	458,373
Wisconsin Health & Educational Facilities Authority
4.00%, 11/15/2043	200,000	196,344
Total Wisconsin		783,031

Wyoming (2.85%)
Wyoming Community Development Authority
3.50%, 06/01/2052	1,000,000	995,698
Total Wyoming		995,698

Total Revenue Bonds		27,582,464

TOTAL MUNICIPAL BONDS
(Cost $33,670,531)		34,342,299
7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.32%)
Money Market Fund
State Street Institutional US Government Money Market Fund (Premier Class)	4.599%	110,818	110,818

TOTAL SHORT TERM INVESTMENTS
(Cost $110,818)			110,818

TOTAL INVESTMENTS (104.11%)
(Cost $35,659,674)			$36,331,625
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.11%)			(1,435,607)
NET ASSETS - 100.00%			$34,896,018

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2024 was 4.59%

7D US MUNI- SIFMA Municipal Swap Index Yield as of November 30, 2024 was 2.86%

3M US SOFR - 3 Month SOFR as of November 30, 2024 was 4.47%

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.
(b)	Represents a security purchased on a when-issued basis.
(c)	Zero coupon bond.
(d)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2024. Security description includes the reference rate and spread if published and available.

See Notes to Financial Statements and Financial Highlights.

22 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$36,331,625
Interest receivable	299,765
Total Assets	36,631,390

LIABILITIES:
Payable for investments purchased	1,721,390
Payable to adviser	13,982
Total Liabilities	1,735,372
NET ASSETS	$34,896,018

NET ASSETS CONSIST OF:
Paid-in capital	$34,084,724
Total distributable earnings/(accumulated losses)	811,294
NET ASSETS	$34,896,018

INVESTMENTS, AT COST	$35,659,674

PRICING OF SHARES
Net Assets	$34,896,018
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,350,002
Net Asset Value, offering and redemption price per share	$25.85

See Notes to Financial Statements and Financial Highlights.

23 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Interest	$1,278,794
Dividend Income	4,497
Total investment income	1,283,291

EXPENSES:
Investment adviser fees	163,193
Other expenses	1,375
Net expenses	164,568
NET INVESTMENT INCOME	1,118,723

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	137,317
Net change in unrealized appreciation on investments	484,514
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	621,831
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,740,554

See Notes to Financial Statements and Financial Highlights.

24 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$1,118,723	$1,016,296
Net realized gain	137,317	68,236
Net change in unrealized appreciation	484,514	375,330
Net increase in net assets resulting from operations	1,740,554	1,459,862

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,187,091)	(1,244,614)
Total distributions	(1,187,091)	(1,244,614)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,207,954	–
Net increase from capital share transactions	3,207,954	–
Net increase in net assets	3,761,417	215,248

NET ASSETS:
Beginning of year	31,134,601	30,919,353
End of year	$34,896,018	$31,134,601

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,225,002	1,225,002
Shares sold	125,000	–
Shares outstanding, end of year	1,350,002	1,225,002

See Notes to Financial Statements and Financial Highlights.

25 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024		For the Year Ended November 30, 2023		For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$25.42		$25.24		$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.88		0.85		0.36
Net realized and unrealized gain	0.49		0.34		0.23
Total from investment operations	1.37		1.19		0.59

DISTRIBUTIONS:
From net investment income	(0.88)		(1.01)		(0.35)
From net realized gains	(0.06)		–		–
Total distributions	(0.94)		(1.01)		(0.35)

NET INCREASE IN NET ASSET VALUE	0.43		0.18		0.24
NET ASSET VALUE, END OF PERIOD	$25.85		$25.42		$25.24
TOTAL RETURN(b)	5.46%		4.85%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$34,896		$31,135		$30,919

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%		0.50%		0.50	%(c)
Ratio of net investment income to average net assets	3.43%		3.28%		2.67	%(c)
Portfolio turnover rate(d)	98	%(e)	129	%(e)	75%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The portfolio turnover rate excluding variable rate demand notes was 27% during the year ended November 30, 2024, and 50% during the year ended November 30, 2023.

See Notes to Financial Statements and Financial Highlights.

26 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Intermediate Municipal Bond ETF (the “Fund”). The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Board, which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

27 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
28 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

ALPS Intermediate Municipal Bond ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Commercial Paper*	$–	$–	$395,000	$395,000
Government Bonds*	–	1,483,508	–	1,483,508
Municipal Bonds*	–	34,342,299	–	34,342,299
Short Term Investments	110,818	–	–	110,818
Total	$110,818	$35,825,807	$395,000	$36,331,625

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund purchased one security that used the significant unobservable input (Level 3) of cost in determining fair value during the year ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time.

Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the fiscal year ended November 30, 2024, there were no reclassifications between Paid-in-Capital and Total Distributable Earnings.

The tax character of the distributions paid during the fiscal year ended November 30, 2024 and fiscal year ended November 30, 2023 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Intermediate Municipal Bond ETF	$253,915	$933,176	$–	$–	$–

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Intermediate Municipal Bond ETF	$446,400	$798,214	$–	$–	$–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the Fund did not have any amounts available to carry forward to the next tax year.

29 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Tax-Exempt Undistributed Income	Accumulated Net Realized Gain/(Loss) on Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Intermediate Municipal Bond ETF	$19,226	$1,804	$118,431	$671,833	$811,294

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Intermediate Municipal Bond ETF
Gross appreciation (excess of value over tax cost)	$760,690
Gross depreciation (excess of tax cost over value)	(88,857)
Net unrealized appreciation/(depreciation)	$671,833
Cost of investments for income tax purposes	$35,659,792

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the fiscal year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Brown Brothers Harriman & Co. (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets. ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

30 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Intermediate Municipal Bond ETF	$40,220,090	$32,431,023

For the year ended November 30, 2024, there were no in-kind transactions or realized gain/(loss) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

31 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Intermediate Municipal Bond ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Intermediate Municipal Bond ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended November 30, 2022, was audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

32 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The ALPS Intermediate Municipal Bond ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Intermediate Municipal Bond ETF	0%	0%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

33 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Fund’s Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

34 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

35 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$—	$162,500
Edmund J. Burke, Trustee	166,500	—	166,500
Jeremy W. Deems, Trustee	174,500	—	174,500
Rick A. Pederson, Trustee	186,500	—	186,500
Joseph F. Keenan, Trustee	40,000	—	40,000
Susan K. Wold, Trustee	40,000	—	40,000
Laton Spahr, President and Trustee*	—	—	—
Total	$770,000	$—	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

36 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Intermediate Municipal Bond ETF ("MNBD" or the "Fund") and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Brown Brothers Harriman & Co. (the “Sub-Adviser” or “BBH”) with respect to the Fund (the “BBH Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	MNBD

The gross management fee rate for MNBD is higher than the median of its FUSE expense group. MNBD’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, supplemental information provided by the Adviser showing MNBD’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of a broad group of funds that invest in the national municipal bond intermediate term asset class, including comparable ETFs and mutual funds. The Board also considered the comparatively strong performance of the Fund relative to peers over the 1-year period and the Adviser’s assertion that, given the Fund’s current assets, any economies of scale were not yet a material benefit as MNBD seeks further growth.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of MNBD and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to MNBD.

37 | November 30, 2024

ALPS Intermediate Municipal Bond ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the BBH Sub-Advisory Agreement.

In evaluating the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by BBH with respect to MNBD under the BBH Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by MNBD compared to those of similar funds managed by other investment advisers; (iii) the profitability to BBH of its sub-advisory relationship with MNBD and the reasonableness of compensation to BBH; (iv) the extent to which economies of scale would be realized if, and as, MNBD’s assets increase, and whether the fee level in the BBH Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by BBH under the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the BBH Sub-Advisory Agreement, MNBD’s performance, financial information regarding BBH, information describing BBH’s current organization and the background and experience of the persons responsible for the day-to-day management of MNBD. Based upon their review, the Board, including the Independent Trustees concluded that BBH was qualified to oversee the portfolio management of BBH and that the services provided by BBH to MNBD are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to BBH with respect to MNBD was 0.25% of MNBD’s average daily net assets out of a total management fee of 0.50% of MNBD’s average daily net assets.

In reviewing MNBD’s profitability with respect to BBH, the Board, including the Independent Trustees considered the resources involved in managing MNBD.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by BBH from its relationships with MNBD, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if MNBD’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that MNBD commenced operations on May 19, 2022 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to MNBD.

In voting to approve the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the BBH Sub- Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

38 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS Clean Energy ETF (NYSE Arca: ACES)

ALPS Disruptive Technologies ETF (NYSE Arca: DTEC)

ALPS Medical Breakthroughs ETF (NYSE Arca: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedules of Investments
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	3
ALPS Medical Breakthroughs ETF	5
Statements of Assets and Liabilities	7
Statements of Operations	8
Statements of Changes in Net Assets
ALPS Clean Energy ETF	9
ALPS Disruptive Technologies ETF	10
ALPS Medical Breakthroughs ETF	11
Financial Highlights	12
Notes to Financial Statements and Financial Highlights	15
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	28
Proxy Disclosures for Open-End Management Investment Companies	29
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	30
Statement Regarding Basis for Approval of Investment Advisory Contract	31

alpsfunds.com

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (92.92%)
Consumer Discretionary (15.19%)
EVgo, Inc.(a)(b)	149,026	$970,159
Lucid Group, Inc.(a)(b)	1,346,799	2,936,022
Rivian Automotive, Inc.(a)	458,241	5,604,287
Tesla, Inc.(a)	28,775	9,931,979
Total Consumer Discretionary		19,442,447

Consumer Staples (7.03%)
Andersons, Inc.	48,057	2,294,241
Darling Ingredients, Inc.(a)	165,016	6,688,098
Total Consumer Staples		8,982,339

Energy (2.17%)
Clean Energy Fuels Corp.(a)(b)	249,441	768,278
Green Plains, Inc.(a)	93,384	1,008,548
REX American Resources Corp.(a)	23,013	996,693
Total Energy		2,773,519

Financials (4.21%)
HA Sustainable Infrastructure Capital, Inc.(b)	171,881	5,390,188

Industrials (18.28%)
Ameresco, Inc., Class A(a)(b)	47,443	1,336,469
American Superconductor Corp.(a)(b)	54,857	1,868,430
Array Technologies, Inc.(a)(b)	215,896	1,448,662
Ballard Power Systems, Inc.(a)(b)	375,662	559,736
ChargePoint Holdings, Inc.(a)(b)	582,003	710,044
Eos Energy Enterprises, Inc.(a)(b)	314,674	928,288
Fluence Energy, Inc.(a)(b)	92,903	1,747,505
NEXTracker, Inc.(a)	175,263	6,688,037
Nikola Corp.(a)(b)	71,823	144,364
Plug Power, Inc.(a)(b)	1,302,366	2,917,300
Shoals Technologies Group, Inc., Class A(a)	251,428	1,312,454
Sunrun, Inc.(a)(b)	322,500	3,718,425
Total Industrials		23,379,714

Information Technology (14.83%)
Enphase Energy, Inc.(a)	55,730	3,976,336
First Solar, Inc.(a)	29,042	5,787,199
Itron, Inc.(a)	62,594	7,419,267
Wolfspeed, Inc.(a)(b)	187,434	1,795,618
Total Information Technology		18,978,420

Materials (14.25%)
Albemarle Corp.(b)	78,845	8,491,607
Security Description	Shares	Value
Materials (continued)
Arcadium Lithium PLC, Class A(a)	1,539,493	$8,082,338
Aspen Aerogels, Inc.(a)(b)	111,750	1,653,900
Total Materials		18,227,845

Utilities (16.96%)
Boralex, Inc., Class A(b)	151,713	3,266,048
Clearway Energy, Inc., Class C	121,218	3,574,719
Innergex Renewable Energy, Inc.(b)	240,604	1,500,284
Northland Power, Inc.(b)	382,741	5,552,280
Ormat Technologies, Inc.(b)	83,276	6,796,987
Sunnova Energy International, Inc.(a)(b)	181,908	1,007,770
Total Utilities		21,698,088

TOTAL COMMON STOCKS
(Cost $271,521,966)		118,872,560

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (6.97%)
Utilities (6.97%)
Brookfield Renewable Partners LP	249,560	$6,482,981
NextEra Energy Partners LP	139,047	2,429,151
Total Utilities		8,912,132

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $15,998,652)		8,912,132

1 | November 30, 2024

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2024

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (9.95%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $22,287)	4.59%	22,287	$22,287

Investments Purchased with Collateral from Securities Loaned (9.93%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $12,700,867)		12,700,867	$12,700,867
TOTAL SHORT TERM INVESTMENTS

(Cost $12,723,154)			12,723,154

TOTAL INVESTMENTS (109.85%)
(Cost $300,243,772)			$140,507,846
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.85%)			(12,596,966)
NET ASSETS - 100.00%			$127,910,880

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $31,878,093.

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (98.85%)
Communication Services (1.17%)
Netflix, Inc.(a)	1,231	$1,091,663

Consumer Discretionary (3.41%)
ADT, Inc.	122,054	930,051
Garmin, Ltd.	4,621	982,425
Tesla, Inc.(a)	3,674	1,268,118
Total Consumer Discretionary		3,180,594

Financials (15.51%)
Adyen NV(a)(b)(c)	587	855,036
American Express Co.	3,310	1,008,491
Block, Inc., Class A(a)	13,269	1,174,970
Corpay, Inc.(a)	2,758	1,051,294
Fidelity National Information
Services, Inc.	10,025	855,133
Fiserv, Inc.(a)	4,865	1,074,970
Global Payments, Inc.	7,725	918,966
GMO Payment Gateway, Inc.(d)	13,100	690,395
Jack Henry & Associates, Inc.	4,815	848,307
LendingTree, Inc.(a)(d)	15,525	686,360
Mastercard, Inc., Class A	1,719	916,124
Moody's Corp.	1,764	881,965
Pagseguro Digital, Ltd., Class A(a)(d)	93,325	685,006
PayPal Holdings, Inc.(a)	12,005	1,041,674
S&P Global, Inc.	1,628	850,646
Visa, Inc., Class A	2,960	932,637
Total Financials		14,471,974

Health Care (11.77%)
Align Technology, Inc.(a)	3,691	859,154
Boston Scientific Corp.(a)	10,078	913,671
Dexcom, Inc.(a)	12,272	957,093
DiaSorin SpA(d)	7,466	834,728
Globus Medical, Inc.(a)	12,055	1,032,030
HealthEquity, Inc.(a)	11,032	1,120,189
Hologic, Inc.(a)	10,500	834,750
Insulet Corp.(a)	3,665	977,749
Intuitive Surgical, Inc.(a)	1,711	927,362
PROCEPT BioRobotics Corp.(a)	10,507	1,004,364
ResMed, Inc.	3,369	838,948
Smith & Nephew PLC, Sponsored ADR(d)	26,942	694,565
Total Health Care		10,994,603

Industrials (15.75%)
AeroVironment, Inc.(a)(d)	4,552	885,364
AutoStore Holdings, Ltd.(a)(b)(c)	957,049	1,072,253
Security Description	Shares	Value
Industrials (continued)
Experian PLC	17,216	$821,708
FANUC Corp.(d)	31,634	821,852
Goldwind Science & Technology Co., Ltd., Class H	1,467,800	1,392,335
Proto Labs, Inc.(a)	28,916	1,191,050
RELX PLC, Sponsored ADR	17,604	828,796
Schneider Electric SE	3,381	869,993
Sensata Technologies Holding PLC	24,733	794,919
SS&C Technologies Holdings, Inc.	11,458	886,162
Stratasys, Ltd.(a)	119,634	1,150,879
Thomson Reuters Corp.(d)	4,894	798,532
TransUnion	8,605	873,408
Verisk Analytics, Inc.	3,137	922,936
Vestas Wind Systems A/S(a)	36,702	570,507
Wolters Kluwer NV	4,937	824,051
Total Industrials		14,704,745

Information Technology (48.23%)
Adobe, Inc.(a)	1,439	742,424
Alarm.com Holdings, Inc.(a)	15,640	1,018,790
Allegro MicroSystems, Inc.(a)(d)	39,972	868,592
ANSYS, Inc.(a)	2,647	929,362
Autodesk, Inc.(a)	3,252	949,259
Cadence Design Systems, Inc.(a)	3,130	960,315
Check Point Software Technologies, Ltd.(a)	4,431	806,442
Cognex Corp.	22,050	881,559
Crowdstrike Holdings, Inc., Class A(a)	3,287	1,137,203
CyberArk Software, Ltd.(a)	3,098	1,002,233
Dassault Systemes SE	21,409	738,670
Datadog, Inc., Class A(a)	7,701	1,176,327
Dynatrace, Inc.(a)	16,700	938,373
First Solar, Inc.(a)	3,579	713,187
Fortinet, Inc.(a)	11,339	1,077,772
Gen Digital, Inc.	32,178	992,691
Guidewire Software, Inc.(a)	4,977	1,009,784
Intuit, Inc.	1,311	841,308
Itron, Inc.(a)(d)	8,485	1,005,727
Keyence Corp.	1,867	807,621
Klaviyo, Inc.(a)(d)	26,825	996,281
Nemetschek SE	8,580	890,369
Okta, Inc.(a)	11,491	891,242
Omron Corp.	20,000	637,102
Open Text Corp.(d)	26,130	795,136
Palo Alto Networks, Inc.(a)	2,447	948,996
PTC, Inc.(a)	4,939	988,096

3 | November 30, 2024

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Information Technology (continued)
Qorvo, Inc.(a)	8,000	$552,400
Qualys, Inc.(a)	6,800	1,044,480
Renishaw PLC	18,872	751,624
Salesforce, Inc.	3,332	1,099,527
Samsara, Inc., Class A(a)	18,255	976,460
SAP SE, Sponsored ADR	3,819	907,394
SenseTime Group, Inc.(a)(b)(c)(d)	6,339,000	1,214,024
ServiceNow, Inc.(a)	954	1,001,166
Silicon Laboratories, Inc.(a)(d)	7,906	874,798
Skyworks Solutions, Inc.	8,413	736,895
Snowflake, Inc., Class A(a)	7,474	1,306,455
SolarEdge Technologies, Inc.(a)(d)	46,537	735,285
SoundHound AI, Inc.(a)	173,430	1,614,632
Synopsys, Inc.(a)	1,730	966,188
Temenos AG(d)	11,951	784,795
Trend Micro, Inc.	13,738	755,606
Workday, Inc., Class A(a)	3,363	840,716
Xero, Ltd.(a)	8,779	995,486
Xinyi Solar Holdings, Ltd.(d)	2,292,000	1,013,429
Zoom Communications, Inc., Class A(a)	12,694	1,049,667
Zscaler, Inc.(a)	5,069	1,047,205
Total Information Technology		45,013,093

Real Estate (1.02%)
Equinix, Inc.	973	954,980

Utilities (1.99%)
China Longyuan Power Group Corp., Ltd., Class H(d)	1,239,000	1,020,821
Enlight Renewable Energy, Ltd.(a)	51,309	844,239
Total Utilities		1,865,060

TOTAL COMMON STOCKS
(Cost $80,938,324)		92,276,712

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.90%)
Utilities (0.90%)
Brookfield Renewable Partners LP	32,390	$841,416

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $935,654)		841,416
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (8.94%)
Money Market Fund (0.17%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $158,878)	4.59%	158,878	$158,878

Investments Purchased with Collateral from Securities Loaned (8.77%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $8,189,037)		8,189,037	$8,189,037

TOTAL SHORT TERM INVESTMENTS
(Cost $8,347,915)			8,347,915

TOTAL INVESTMENTS (108.69%)
(Cost $90,221,893)			$101,466,043
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.69%)			(8,112,644)
NET ASSETS - 100.00%			$93,353,399

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,141,313, representing 3.36% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2024, the market value of those securities was $3,141,313, representing 3.36% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $10,751,577.

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (100.05%)
Biotechnology (83.76%)
4D Molecular Therapeutics, Inc.(a)(b)	40,953	$321,073
89bio, Inc.(a)(b)	84,684	761,309
AC Immune SA(a)	79,770	271,218
ACADIA Pharmaceuticals, Inc.(a)	132,304	2,159,201
ACELYRIN, Inc.(a)(b)	80,411	365,870
Agios Pharmaceuticals, Inc.(a)	44,765	2,658,593
Akero Therapeutics, Inc.(a)	55,210	1,772,241
Aldeyra Therapeutics, Inc.(a)(b)	47,401	232,265
Alector, Inc.(a)(b)	80,397	208,228
Alkermes PLC(a)	131,394	3,813,054
Allogene Therapeutics, Inc.(a)(b)	182,467	452,518
Altimmune, Inc.(a)(b)	57,248	490,615
Amicus Therapeutics, Inc.(a)	236,355	2,358,823
AnaptysBio, Inc.(a)(b)	22,392	558,904
Anavex Life Sciences Corp.(a)(b)	66,598	630,017
Annexon, Inc.(a)	77,388	417,121
Apogee Therapeutics, Inc.(a)(b)	36,940	1,667,841
Applied Therapeutics, Inc.(a)	97,799	198,532
Arcellx, Inc.(a)	42,668	3,757,771
Arcturus Therapeutics Holdings, Inc.(a)(b)	22,733	416,923
Arcus Biosciences, Inc.(a)	71,161	1,098,726
ArriVent Biopharma, Inc.(a)	28,558	855,598
ARS Pharmaceuticals, Inc.(a)(b)	73,468	1,066,021
Aura Biosciences, Inc.(a)(b)	36,656	341,267
Aurinia Pharmaceuticals, Inc.(a)	113,188	1,002,846
Avidity Biosciences, Inc.(a)	91,677	3,944,860
BioCryst Pharmaceuticals, Inc.(a)	164,588	1,234,410
Cargo Therapeutics, Inc.(a)(b)	36,586	665,133
Celcuity, Inc.(a)	31,328	400,998
Celldex Therapeutics, Inc.(a)(b)	52,732	1,446,966
CG oncology, Inc.(a)(b)	56,064	1,948,224
Cogent Biosciences, Inc.(a)(b)	91,048	865,866
Compass Pathways PLC, ADR(a)(b)	54,552	250,666
Crinetics Pharmaceuticals, Inc.(a)	63,233	3,616,928
Day One Biopharmaceuticals, Inc.(a)(b)	72,149	1,005,036
Denali Therapeutics, Inc.(a)	110,601	2,765,025
Dianthus Therapeutics, Inc.(a)	23,212	556,856
Disc Medicine, Inc.(a)	23,827	1,511,823
Enanta Pharmaceuticals, Inc.(a)	16,693	143,560
Erasca, Inc.(a)(b)	226,075	646,575
Galapagos NV, Sponsored ADR(a)(b)	51,943	1,435,705
Security Description	Shares	Value
Biotechnology (continued)
Geron Corp.(a)	474,323	$1,954,211
HilleVax, Inc.(a)	39,250	75,753
Ideaya Biosciences, Inc.(a)	67,550	1,848,168
Immunocore Holdings PLC, ADR(a)(b)	39,920	1,306,981
Immunovant, Inc.(a)	117,519	3,314,036
Inhibrx Biosciences, Inc.(a)(b)	11,402	173,995
Inozyme Pharma, Inc.(a)	46,387	125,709
Intellia Therapeutics, Inc.(a)(b)	79,334	1,239,197
Ironwood Pharmaceuticals, Inc.(a)	122,349	430,668
iTeos Therapeutics, Inc.(a)(b)	27,560	235,638
Keros Therapeutics, Inc.(a)	29,050	1,677,347
Krystal Biotech, Inc.(a)(b)	23,287	4,597,319
Kura Oncology, Inc.(a)	61,100	674,544
Kyverna Therapeutics, Inc.(a)	34,411	198,551
MannKind Corp.(a)(b)	216,868	1,470,365
Merus NV(a)	55,669	2,496,198
Mineralys Therapeutics, Inc.(a)	39,834	508,680
Mirum Pharmaceuticals, Inc.(a)(b)	38,770	1,791,949
MoonLake Immunotherapeutics(a)	45,623	2,483,260
Newamsterdam Pharma Co. NV(a)	72,515	1,439,423
Olema Pharmaceuticals, Inc.(a)(b)	47,563	481,338
Praxis Precision Medicines, Inc.(a)(b)	13,979	1,120,696
ProKidney Corp.(a)	101,385	202,770
Protagonist Therapeutics, Inc.(a)	46,097	2,019,049
Prothena Corp. PLC(a)(b)	43,332	702,412
PTC Therapeutics, Inc.(a)	60,554	2,657,110
Replimune Group, Inc.(a)	54,445	766,586
Savara, Inc.(a)	133,765	449,450
Soleno Therapeutics, Inc.(a)	30,363	1,600,434
Sutro Biopharma, Inc.(a)	67,726	179,474
Syndax Pharmaceuticals, Inc.(a)	69,123	1,155,737
Tourmaline Bio, Inc.(a)	20,583	535,981
UroGen Pharma, Ltd.(a)(b)	35,549	451,472
Vanda Pharmaceuticals, Inc.(a)(b)	45,841	236,081
Vera Therapeutics, Inc.(a)(b)	46,081	2,292,530
Vericel Corp.(a)(b)	38,607	2,244,611
Viridian Therapeutics, Inc.(a)	48,745	1,050,455
Xencor, Inc.(a)	50,053	1,281,357
Xenon Pharmaceuticals, Inc.(a)	59,324	2,528,982
Y-mAbs Therapeutics, Inc.(a)(b)	35,633	424,745
Zai Lab, Ltd., ADR(a)(b)	77,725	2,242,366

5 | November 30, 2024

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Biotechnology (continued)
Zentalis Pharmaceuticals, Inc.(a)(b)	58,521	$211,261
Total Biotechnology		103,192,095

Health Care Providers & Services (0.35%)
Fulgent Genetics, Inc.(a)(b)	23,882	437,041

Pharmaceuticals (15.94%)
Alto Neuroscience, Inc.(a)	22,184	97,831
Arvinas, Inc.(a)(b)	55,611	1,485,926
Atea Pharmaceuticals, Inc.(a)	67,342	230,310
Corcept Therapeutics, Inc.(a)(b)	82,975	4,785,997
Edgewise Therapeutics, Inc.(a)	71,731	2,367,123
Fulcrum Therapeutics, Inc.(a)	128,048	492,985
GH Research PLC(a)(b)	39,932	356,593
Liquidia Corp.(a)(b)	63,996	739,154
Longboard Pharmaceuticals, Inc.(a)	27,617	1,656,467
Neumora Therapeutics, Inc.(a)(b)	123,006	1,222,680
Pharvaris NV(a)	44,043	964,542
Pliant Therapeutics, Inc.(a)(b)	50,212	692,926
Tarsus Pharmaceuticals, Inc.(a)(b)	30,442	1,596,683
Theravance Biopharma, Inc.(a)(b)	38,971	360,482
Verona Pharma PLC, ADR(a)(b)	65,143	2,581,616
Total Pharmaceuticals		19,631,315

TOTAL COMMON STOCKS
(Cost $116,132,514)		123,260,451

7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.58%)
Investments Purchased with Collateral from Securities Loaned (11.58%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $14,263,615)	14,263,615	$14,263,615
TOTAL SHORT TERM INVESTMENTS

(Cost $14,263,615)		14,263,615

TOTAL INVESTMENTS (111.63%)
(Cost $130,396,129)		$137,524,066
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.63%)		(14,328,305)
NET ASSETS - 100.00%		$123,195,761

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $29,525,587.

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2024

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2024

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value(a)	$140,507,846	$101,466,043	$137,524,066
Foreign Currency, at value (Cost $–, $3 and $–)	–	3	–
Dividends receivable	163,024	113,675	2,821
Receivable for investments sold	276,859	–	–
Receivable for shares sold	2,108,420	–	–
Total Assets	143,056,149	101,579,721	137,526,887

LIABILITIES:
Payable to adviser	60,747	37,285	49,772
Payable for investments purchased	2,383,655	–	–
Payable for collateral upon return of securities loaned	12,700,867	8,189,037	14,263,615
Payable to custodian for overdraft	–	–	17,739
Total Liabilities	15,145,269	8,226,322	14,331,126
NET ASSETS	$127,910,880	$93,353,399	$123,195,761

NET ASSETS CONSIST OF:
Paid-in capital	$584,524,361	$113,334,455	$255,662,926
Total distributable earnings/(accumulated losses)	(456,613,481)	(19,981,056)	(132,467,165)
NET ASSETS	$127,910,880	$93,353,399	$123,195,761

INVESTMENTS, AT COST	$300,243,772	$90,221,893	$130,396,129

PRICING OF SHARES
Net Assets	$127,910,880	$93,353,399	$123,195,761
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,550,002	2,000,002	3,175,000
Net Asset Value, offering and redemption price per share	$28.11	$46.68	$38.80

(a)	Includes $31,878,093, $10,751,577 and $29,525,587 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

7 | November 30, 2024

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2024

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividend income*	$1,728,747	$729,872	$1,898
Securities lending income	1,293,355	58,003	148,579
Total investment income	3,022,102	787,875	150,477

EXPENSES:
Investment adviser fees	1,185,832	487,040	546,749
Other expenses	9,665	4,193	4,573
Total expenses	1,195,497	491,233	551,322
NET INVESTMENT INCOME/(LOSS)	1,826,605	296,642	(400,845)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(147,608,664)	2,326,297	7,550,987
Net realized loss on foreign currency transactions	(10,207)	(773)	–
Total net realized gain/(loss)	(147,618,871)	2,325,524	7,550,987
Net change in unrealized appreciation/(depreciation) on investments	122,946,170	16,075,284	31,240,527
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(140)	(1,059)	–
Total net change in unrealized appreciation/(depreciation)	122,946,030	16,074,225	31,240,527
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(24,672,841)	18,399,749	38,791,514
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,846,236)	$18,696,391	$38,390,669
*Net of foreign tax withholding.	$204,334	$48,816	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2024

ALPS Clean Energy ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$1,826,605	$5,226,077
Net realized loss	(147,618,871)	(93,867,475)
Net change in unrealized appreciation/(depreciation)	122,946,030	(179,381,813)
Net decrease in net assets resulting from operations	(22,846,236)	(268,023,211)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(987,799)	(4,542,388)
From tax return of capital	(1,743,750)	(973,150)
Total distributions	(2,731,549)	(5,515,538)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	136,265,280	172,062,512
Cost of shares redeemed	(250,753,573)	(338,457,659)
Net decrease from capital share transactions	(114,488,293)	(166,395,147)
Net decrease in net assets	(140,066,078)	(439,933,896)

NET ASSETS:
Beginning of year	267,976,958	707,910,854
End of year	$127,910,880	$267,976,958

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,550,002	12,700,002
Shares sold	4,550,000	4,250,000
Shares redeemed	(8,550,000)	(8,400,000)
Shares outstanding, end of year	4,550,002	8,550,002

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2024

ALPS Disruptive Technologies ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$296,642	$453,989
Net realized gain/(loss)	2,325,524	(5,188,326)
Net change in unrealized appreciation/(depreciation)	16,074,225	14,917,184
Net increase in net assets resulting from operations	18,696,391	10,182,847

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(292,162)	(25,708)
Total distributions	(292,162)	(25,708)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,055,072	1,675,949
Cost of shares redeemed	(25,339,217)	(36,813,357)
Net decrease from capital share transactions	(22,284,145)	(35,137,408)
Net decrease in net assets	(3,879,916)	(24,980,269)

NET ASSETS:
Beginning of year	97,233,315	122,213,584
End of year	$93,353,399	$97,233,315

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,525,002	3,500,002
Shares sold	75,000	50,000
Shares redeemed	(600,000)	(1,025,000)
Shares outstanding, end of year	2,000,002	2,525,002

See Notes to Financial Statements and Financial Highlights.

10 | November 30, 2024

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment loss	$(400,845)	$(352,913)
Net realized gain/(loss)	7,550,987	(4,825,859)
Net change in unrealized appreciation/(depreciation)	31,240,527	(11,906,628)
Net increase/(decrease) in net assets resulting from operations	38,390,669	(17,085,400)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(220,286)	–
Total distributions	(220,286)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	19,659,637	5,897,730
Cost of shares redeemed	(18,323,776)	(20,131,389)
Net increase/(decrease) from capital share transactions	1,335,861	(14,233,659)
Net increase/(decrease) in net assets	39,506,244	(31,319,059)

NET ASSETS:
Beginning of year	83,689,517	115,008,576
End of year	$123,195,761	$83,689,517

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,175,000	3,675,000
Shares sold	550,000	200,000
Shares redeemed	(550,000)	(700,000)
Shares outstanding, end of year	3,175,000	3,175,000

See Notes to Financial Statements and Financial Highlights.

11 | November 30, 2024

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$31.34	$55.74	$73.94	$70.05		$32.23

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.47	0.39	0.20		0.25
Net realized and unrealized gain/(loss)	(3.13)	(24.38)	(18.14)	4.11		38.08
Total from investment operations	(2.88)	(23.91)	(17.75)	4.31		38.33
DISTRIBUTIONS:
From net investment income	(0.13)	(0.40)	(0.19)	(0.17)		(0.18)
Tax return of capital	(0.22)	(0.09)	(0.26)	(0.25)		(0.33)
Total distributions	(0.35)	(0.49)	(0.45)	(0.42)		(0.51)

Net increase/(decrease) in net asset value	(3.23)	(24.40)	(18.20)	3.89		37.82
NET ASSET VALUE, END OF PERIOD	$28.11	$31.34	$55.74	$73.94		$70.05
TOTAL RETURN(b)	(9.32)%	(43.11)%	(24.00)%	6.16%		120.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$127,911	$267,977	$707,911	$1,014,767		$609,457

Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.56	%(c)	0.65%
Ratio of net investment income to average net assets	0.85%	1.09%	0.69%	0.26%		0.57%
Portfolio turnover rate(d)	32%	38%	44%	39%		34%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective January 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.55%.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

12 | November 30, 2024

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$38.51	$34.92	$48.23	$42.99	$31.88

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/ (loss)(a)	0.13	0.15	(0.02)	0.15	0.25
Net realized and unrealized gain/(loss)	8.15	3.45	(13.17)	5.26	11.00
Total from investment operations	8.28	3.60	(13.19)	5.41	11.25
DISTRIBUTIONS:
From net investment income	(0.11)	(0.01)	(0.12)	(0.17)	(0.14)
Total distributions	(0.11)	(0.01)	(0.12)	(0.17)	(0.14)

Net increase/(decrease) in net asset value	8.17	3.59	(13.31)	5.24	11.11
NET ASSET VALUE, END OF PERIOD	$46.68	$38.51	$34.92	$48.23	$42.99
TOTAL RETURN(b)	21.54%	10.31%	(27.41)%	12.60%	35.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$93,353	$97,233	$122,214	$237,546	$150,459

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	0.30%	0.42%	(0.05)%	0.31%	0.72%
Portfolio turnover rate(c)	35%	34%	31%	26%	38%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

13 | November 30, 2024

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$26.36	$31.29	$42.94	$49.00	$39.51

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.10)	(0.13)	(0.18)	(0.13)
Net realized and unrealized gain/(loss)	12.64	(4.83)	(11.52)	(5.88)	9.64
Total from investment operations	12.51	(4.93)	(11.65)	(6.06)	9.51

DISTRIBUTIONS:
From net investment income	(0.07)	–	–	–	(0.02)
Total distributions	(0.07)	–	–	–	(0.02)

Net increase/(decrease) in net asset value	12.44	(4.93)	(11.65)	(6.06)	9.49
NET ASSET VALUE, END OF PERIOD	$38.80	$26.36	$31.29	$42.94	$49.00
TOTAL RETURN(b)	47.50%	(15.76)%	(27.13)%	(12.37)%	24.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$123,196	$83,690	$115,009	$188,929	$242,542

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment loss to average net assets	(0.37)%	(0.34)%	(0.39)%	(0.36)%	(0.33)%
Portfolio turnover rate(c)	72%	81%	88%	81%	68%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

14 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Index.

ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

15 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2024:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$118,872,560	$–	$–	$118,872,560
Master Limited Partnerships*	8,912,132	–	–	8,912,132
Short Term Investments	12,723,154	–	–	12,723,154
Total	$140,507,846	$–	$–	$140,507,846

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$92,276,712	$–	$–	$92,276,712
Master Limited Partnerships*	841,416	–	–	841,416
Short Term Investments	8,347,915	–	–	8,347,915
Total	$101,466,043	$–	$–	$101,466,043

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$123,260,451	$–	$–	$123,260,451
Short Term Investments	14,263,615	–	–	14,263,615
Total	$137,524,066	$–	$–	$137,524,066

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

17 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, REIT true-up adjustment, and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Clean Energy ETF	$(48,168,655)	$48,168,655
ALPS Disruptive Technologies ETF	5,907,999	(5,907,999)
ALPS Medical Breakthroughs ETF	4,362,501	(4,362,501)

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS Clean Energy ETF	$987,799	$–	$1,743,750
ALPS Disruptive Technologies ETF	292,162	–	–
ALPS Medical Breakthroughs ETF	220,286	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Clean Energy ETF	$4,542,388	$–	$973,150
ALPS Disruptive Technologies ETF	25,708	–	–
ALPS Medical Breakthroughs ETF	–	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

18 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$119,474,159	$167,576,848
ALPS Disruptive Technologies ETF	9,750,719	20,430,005
ALPS Medical Breakthroughs ETF	80,707,854	57,273,292

The ALPS Medical Breakthroughs ETF used capital loss carryovers during the year ended November 30, 2024 in the amount of $3,338,180.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses(a)	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Clean Energy ETF	$–	$(287,051,007)	$–	$(169,562,474)	$(456,613,481)
ALPS Disruptive Technologies ETF	236,347	(30,180,724)	–	9,963,321	(19,981,056)
ALPS Medical Breakthroughs ETF	1,450,405	(137,981,146)	–	4,063,576	(132,467,165)

(a)	Other accumulated losses represents late year ordinary losses the Fund elects to defer to the year ending November 30, 2025.

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$408,126	$22,514,414	$22,894,164
Gross depreciation (excess of tax cost over value)	(169,970,620)	(12,551,133)	(18,830,588)
Net appreciation/(depreciation) of foreign currency	20	40	–
Net unrealized appreciation/(depreciation)	$(169,562,474)	$9,963,321	$4,063,576
Cost of investments for income tax purposes	$310,070,340	$91,502,762	$133,460,490

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in passive foreign investment companies (PFICs), and investments in partnerships.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

19 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

I. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$31,878,093	$12,700,867	$19,817,799	$32,518,666
ALPS Disruptive Technologies ETF	10,751,577	8,189,037	2,926,130	11,115,167
ALPS Medical Breakthroughs ETF	29,525,587	14,263,615	15,868,715	30,132,330

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

20 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

ALPS Clean Energy ETF		Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$12,700,867	$–	$–	$–	$12,700,867
Total Borrowings					12,700,867
Gross amount of recognized liabilities for securities lending (collateral received)					$12,700,867

ALPS Disruptive Technologies ETF		Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$8,189,037	$–	$–	$–	$8,189,037
Total Borrowings					8,189,037
Gross amount of recognized liabilities for securities lending (collateral received)					$8,189,037

ALPS Medical Breakthroughs ETF		Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$14,263,615	$–	$–	$–	$14,263,615
Total Borrowings					14,263,615
Gross amount of recognized liabilities for securities lending (collateral received)					$14,263,615

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%
ALPS Disruptive Technologies ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

21 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$68,902,012	$69,468,642
ALPS Disruptive Technologies ETF	33,561,427	34,379,993
ALPS Medical Breakthroughs ETF	78,104,911	78,486,206

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$135,993,970	$248,271,665
ALPS Disruptive Technologies ETF	3,025,085	24,396,018
ALPS Medical Breakthroughs ETF	19,662,117	18,326,815

For the year ended November 30, 2024, the in-kind net realized gain/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$(42,946,925)
ALPS Disruptive Technologies ETF	6,249,596
ALPS Medical Breakthroughs ETF	5,026,467

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Clean Energy ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2024, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$164,502	$147,253	$(229,029)

22 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. CONCENTRATION RISK

Each Fund seeks to track an underlying index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Funds.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

23 | November 30, 2024

ALPS ETF Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF
and ALPS Medical Breakthroughs ETF
and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, and ALPS Medical Breakthroughs ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
January 29, 2025

24 | November 30, 2024

ALPS ETF Trust
Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

Fund	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	46.93%	0.00%
ALPS Disruptive Technologies ETF	100.00%	52.16%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

LICENSING AGREEMENT

ALPS Clean Energy ETF
CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

25 | November 30, 2024

ALPS ETF Trust
Additional Information	November 30, 2024 (Unaudited)

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technologies ETF
“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

26 | November 30, 2024

ALPS ETF Trust
Additional Information	November 30, 2024 (Unaudited)

ALPS Medical Breakthroughs ETF
The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

27 | November 30, 2024

ALPS ETF Trust
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Funds’ Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

28 | November 30, 2024

ALPS ETF Trust
Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/ Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

29 | November 30, 2024

ALPS ETF Trust
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

30 | November 30, 2024

ALPS ETF Trust
Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), ALPS Disruptive Technologies ETF (“DTEC”), and ALPS Medical Breakthroughs ETF (“SBIO”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than ACES) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(I)	SBIO

The gross management fee rate for SBIO is equal to the median of its FUSE expense group. SBIO’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of SBIO and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to SBIO.

(ii)	ACES

The gross management fee rate for ACES is higher than the median of its FUSE expense group. ACES’ net expense ratio is lower than the median of its FUSE expense group.

31 | November 30, 2024

ALPS ETF Trust
Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

With respect to AAI profitability from ACES, the Independent Trustees noted that current profitability levels were not unreasonable.

(iii)	DTEC

The gross management fee rate for DTEC is slightly higher than the median of its FUSE expense group. DTEC’s net expense ratio is slightly higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of DTEC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to DTEC.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

32 | November 30, 2024

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments
ALPS Sector Dividend Dogs ETF	1
ALPS International Sector Dividend Dogs ETF	2
ALPS Emerging Sector Dividend Dogs ETF	4
ALPS REIT Dividend Dogs ETF	6
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets
ALPS Sector Dividend Dogs ETF	10
ALPS International Sector Dividend Dogs ETF	11
ALPS Emerging Sector Dividend Dogs ETF	12
ALPS REIT Dividend Dogs ETF	13
Financial Highlights	14
Notes to Financial Statements and Financial Highlights	18
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	30
Proxy Disclosures for Open-End Management Investment Companies	31
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	32
Statement Regarding Basis for Approval of Investment Advisory Contract	33

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.48%)
Communication Services (9.80%)
AT&T, Inc.	1,112,301	$25,760,891
Comcast Corp., Class A	608,652	26,287,680
Interpublic Group of Cos., Inc.	780,217	24,038,486
Omnicom Group, Inc.	240,790	25,239,608
Verizon Communications, Inc.	541,782	24,022,614
Total Communication Services		125,349,279

Consumer Discretionary (9.61%)
Best Buy Co., Inc.	243,984	21,958,560
Darden Restaurants, Inc.	150,163	26,469,232
Ford Motor Co.	2,251,687	25,061,276
Genuine Parts Co.	175,287	22,214,122
Home Depot, Inc.	63,394	27,204,267
Total Consumer Discretionary		122,907,457

Consumer Staples (9.19%)
Altria Group, Inc.	454,528	26,244,447
Conagra Brands, Inc.	751,055	20,691,565
Kraft Heinz Co.	676,293	21,621,087
Philip Morris International, Inc.	191,632	25,498,554
Walgreens Boots Alliance, Inc.	2,613,465	23,573,454
Total Consumer Staples		117,629,107

Energy (11.46%)
Chevron Corp.	170,854	27,666,388
Exxon Mobil Corp.	216,557	25,545,064
Kinder Morgan, Inc.	1,138,585	32,187,799
ONEOK, Inc.	263,441	29,926,898
Williams Cos., Inc.	534,516	31,279,876
Total Energy		146,606,025

Financials (11.19%)
Citizens Financial Group, Inc.	600,407	28,903,593
Huntington Bancshares, Inc.	1,673,838	30,145,822
Prudential Financial, Inc.	206,989	26,786,446
Regions Financial Corp.	1,095,580	29,865,511
Truist Financial Corp.	575,288	27,429,732
Total Financials		143,131,104

Health Care (9.94%)
AbbVie, Inc.	123,947	22,673,625
Bristol-Myers Squibb Co.	489,924	29,013,299
Gilead Sciences, Inc.	290,709	26,913,839
Pfizer, Inc.	822,363	21,554,134
Viatris, Inc.	2,064,373	27,022,643
Total Health Care		127,177,540

Industrials (9.81%)
3M Co.	180,767	24,137,818
Cummins, Inc.	79,635	29,866,310
RTX Corp.	202,022	24,612,340
Stanley Black & Decker, Inc.	237,523	21,246,432
Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc., Class B	189,144	$25,670,624
Total Industrials		125,533,524

Information Technology (9.91%)
Corning, Inc.	566,368	27,565,131
HP, Inc.	722,367	25,593,463
International Business Machines Corp.	112,097	25,491,979
Seagate Technology Holdings PLC	235,634	23,876,793
Texas Instruments, Inc.	120,411	24,206,223
Total Information Technology		126,733,589

Materials (9.09%)
Amcor PLC	2,190,225	23,303,994
International Flavors & Fragrances, Inc.	232,437	21,235,444
International Paper Co.	494,239	29,076,081
LyondellBasell Industries NV, Class A	258,304	21,527,055
The Dow Chemical Co.	479,981	21,219,960
Total Materials		116,362,534

Utilities (9.48%)
Dominion Resources, Inc.	413,825	24,312,219
Duke Energy Corp.	205,064	24,002,741
Edison International	281,782	24,726,370
Evergy, Inc.	394,221	25,478,503
Eversource Energy	354,126	22,837,586
Total Utilities		121,357,419

TOTAL COMMON STOCKS
(Cost $1,062,794,302)		1,272,787,578

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
Money Market Fund (0.09%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	1,127,981	$1,127,981

TOTAL SHORT TERM INVESTMENTS

(Cost $1,127,981)			1,127,981

TOTAL INVESTMENTS (99.57%)
(Cost $1,063,922,283)			$1,273,915,559
OTHER ASSETS IN EXCESS OF LIABILITIES (0.43%)			5,553,448
NET ASSETS - 100.00%			$1,279,469,007

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.24%)
Australia (8.31%)
BHP Group, Ltd.	225,552	$5,968,525
Coles Group, Ltd.(a)	472,017	5,723,378
Fortescue, Ltd.	510,401	6,321,961
Woodside Energy Group, Ltd.(a)	368,336	5,888,475
Total Australia		23,902,339

Austria (2.07%)
OMV AG	148,295	5,942,456

Denmark (2.34%)
A P Moller-Maersk A/S	3,962	6,722,867

Finland (4.10%)
Fortum Oyj(a)	384,005	5,788,684
Nokia Oyj	1,432,205	6,022,889
Total Finland		11,811,573

France (8.98%)
Cie Generale des Etablissements Michelin SCA	149,955	4,872,785
Credit Agricole SA	380,705	5,097,255
Engie SA	341,599	5,445,441
Orange SA	498,626	5,314,005
Sanofi SA	52,378	5,097,210
Total France		25,826,696

Germany (7.13%)
BASF SE	124,329	5,573,324
Bayer AG	200,891	4,115,898
Bayerische Motoren Werke AG	73,988	5,474,627
Mercedes-Benz Group AG	95,539	5,346,873
Total Germany		20,510,722

Great Britain (4.35%)
NatWest Group PLC	1,361,785	6,977,959
Unilever PLC	92,583	5,538,086
Total Great Britain		12,516,045

Hong Kong (4.42%)
CITIC, Ltd.	6,331,000	7,022,690
Hong Kong & China Gas Co., Ltd.	7,510,996	5,696,000
Total Hong Kong		12,718,690

Italy (7.58%)
Enel SpA	761,392	5,479,319
Eni SpA	386,924	5,481,457
Intesa Sanpaolo SpA	1,443,257	5,531,748
Mediobanca Banca di Credito Finanziario SpA(a)	365,482	5,331,797
Total Italy		21,824,321
Security Description	Shares	Value
Japan (7.95%)
Canon, Inc.	178,463	$5,806,623
Isuzu Motors, Ltd.(a)	424,292	5,663,276
Japan Tobacco, Inc.	206,400	5,820,283
Takeda Pharmaceutical Co., Ltd.	204,200	5,572,627
Total Japan		22,862,809

Netherlands (7.87%)
BE Semiconductor Industries NV(a)	47,937	5,724,275
NN Group NV(a)	121,571	5,648,818
NXP Semiconductors NV	26,100	5,986,557
Stellantis NV(a)	398,093	5,273,691
Total Netherlands		22,633,341

Norway (6.23%)
Aker BP ASA	277,315	5,686,478
Norsk Hydro ASA	1,077,171	6,663,446
Telenor ASA	473,840	5,579,158
Total Norway		17,929,082

Poland (1.66%)
ORLEN SA	380,686	4,783,244

Singapore (1.95%)
Singapore Airlines, Ltd.	1,192,801	5,619,782

Spain (4.16%)
ACS Actividades de Construccion y Servicios SA	132,987	6,177,859
Telefonica SA(a)	1,278,597	5,791,046
Total Spain		11,968,905

Sweden (2.29%)
Telefonaktiebolaget LM Ericsson, Class B	808,855	6,581,844

Switzerland (3.63%)
Kuehne + Nagel International AG(a)	20,464	4,892,126
Roche Holding AG	19,180	5,562,733
Total Switzerland		10,454,859

United Kingdom (14.22%)
British American Tobacco PLC	154,284	5,865,968
GSK PLC	280,031	4,756,918
Imperial Brands PLC	203,597	6,655,393
National Grid Plc	438,116	5,533,522
Rio Tinto PLC	96,143	6,039,139
Vodafone Group PLC	5,894,810	5,316,573

2 | November 30, 2024

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
United Kingdom (continued)
WPP PLC	617,057	$6,746,178
Total United Kingdom		40,913,691

TOTAL COMMON STOCKS
(Cost $280,623,435)		285,523,266

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.16%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $234,543)	4.59%	234,543	$234,543

Investments Purchased with Collateral from Securities Loaned (6.08%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $17,504,375)		17,504,375	17,504,375
TOTAL SHORT TERM INVESTMENTS

(Cost $17,738,918)			17,738,918

TOTAL INVESTMENTS (105.40%)
(Cost $298,362,353)			$303,262,184
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.40%)			(15,541,894)
NET ASSETS - 100.00%			$287,720,290

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $25,074,385.

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (96.90%)
Brazil (9.47%)
Ambev SA	234,500	$496,142
BB Seguridade Participacoes SA	82,900	461,979
Cia Siderurgica Nacional SA	250,883	465,339
Gerdau SA	158,383	534,366
Petroleo Brasileiro SA	81,292	525,572
Total Brazil		2,483,398

Chile (6.37%)
Cencosud SA	282,654	594,878
Cia Sud Americana de Vapores SA	9,688,351	519,205
Enel Chile SA	10,118,765	556,815
Total Chile		1,670,898

China (11.12%)
China Shenhua Energy Co., Ltd., Class H	138,000	571,157
China Zheshang Bank Co., Ltd.	2,188,000	604,653
Chongqing Rural Commercial Bank Co., Ltd.	1,148,500	630,346
COSCO SHIPPING Holdings Co., Ltd.	409,500	572,668
Yankuang Energy Group Co., Ltd., Class H(a)	466,200	536,310
Total China		2,915,134

Colombia (4.02%)
Bancolombia SA, ADR	16,844	550,799
Interconexion Electrica SA ESP	132,987	503,970
Total Colombia		1,054,769

Czech Republic (2.18%)
CEZ AS	14,187	570,842

Hungary (1.82%)
Richter Gedeon Nyrt	17,906	476,490

India (8.67%)
Dr Reddy's Laboratories, Ltd., ADR	33,310	471,004
Infosys, Ltd., Sponsored ADR(a)	38,519	850,114
Wipro, Ltd., ADR	136,216	952,150
Total India		2,273,268

Indonesia (6.75%)
Alamtri Resources Indonesia Tbk PT	2,260,000	296,674
Indofood Sukses Makmur Tbk PT	1,168,200	556,637
Kalbe Farma Tbk PT	4,864,700	460,527
Security Description	Shares	Value
Indonesia (continued)
Telkom Indonesia Persero Tbk PT	2,667,000	$456,142
Total Indonesia		1,769,980

Malaysia (9.33%)
Axiata Group Bhd	926,700	487,846
Genting Malaysia Bhd	945,600	459,504
Maxis Bhd	603,300	470,968
Petronas Gas Bhd	128,900	517,340
Sime Darby Bhd	998,600	512,218
Total Malaysia		2,447,876

Mexico (9.48%)
Grupo Aeroportuario del Centro Norte SAB de CV	60,102	468,732
Grupo Aeroportuario del Pacifico SAB de CV, Class B	30,881	571,144
Grupo Financiero Banorte SAB de CV, Class O	72,785	485,401
Grupo Mexico SAB de CV, Series B	100,035	484,486
Orbia Advance Corp. SAB de CV(a)	525,684	473,808
Total Mexico		2,483,571

Philippines (4.03%)
Manila Electric Co.	73,530	600,680
PLDT, Inc.	20,655	456,886
Total Philippines		1,057,566

Russia (0.00%)(b)
Mobile TeleSystems PJSC, Sponsored ADR(c)(d)(e)	64,600	646
Novolipetsk Steel PJSC, GDR(c)(d)(e)(f)	17,594	176
Severstal PAO, GDR(c)(d)(e)(f)	23,283	233
X5 Retail Group NV, GDR(c)(d)(e)(f)	17,785	178
Total Russia		1,233

South Africa (9.89%)
Exxaro Resources, Ltd.	61,640	571,093
Pepkor Holdings, Ltd.(f)(g)	428,427	635,640
Sasol, Ltd.	77,251	376,774
Vodacom Group, Ltd.	85,503	480,853
Woolworths Holdings, Ltd.	151,904	529,835
Total South Africa		2,594,195

Thailand (11.98%)
Bangkok Dusit Medical Services PCL	613,700	451,809
Bumrungrad Hospital Pcl	65,500	397,230
Delta Electronics Thailand PCL	289,100	1,268,593
Home Product Center PCL	1,677,700	462,257

4 | November 30, 2024

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Thailand (continued)
Thai Beverage PCL	1,332,500	$562,131
Total Thailand		3,142,020

Turkey (1.79%)
Tofas Turk Otomobil Fabrikasi A.S.	82,214	469,175

TOTAL COMMON STOCKS
(Cost $26,929,936)		25,410,415

Security Description	Shares	Value
PREFERRED STOCK (1.98%)
Chile (1.98%)
Embotelladora Andina SA ADR, Series B	175,700	519,497

TOTAL PREFERRED STOCK
(Cost $558,688)		519,497

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.39%)
Money Market Fund (0.35%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $91,406)	4.59%	91,406	$91,406

Investments Purchased with Collateral from Securities Loaned (0.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $10,821)		10,821	10,821
TOTAL SHORT TERM INVESTMENTS

(Cost $102,227)			102,227

TOTAL INVESTMENTS (99.27%)
(Cost $27,590,851)			$26,032,139
OTHER ASSETS IN EXCESS OF LIABILITIES (0.73%)			192,345
NET ASSETS - 100.00%			$26,224,484

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,255,794.

(b)	Less than 0.005%.

(c)	Security deemed to be illiquid under the procedures utilized by the Valuation Designee. As of November 30, 2024, the fair value of illiquid securities in the aggregate was $1,233, representing less than 0.005% of the Fund's net assets.

(d)	Non-income producing security.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.

(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2024, the market value of those securities was $636,227, representing 2.43% of net assets.

(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $635,640, representing 2.42% of net assets.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.49%)
Data Center REITs (2.52%)
Equinix, Inc.	377	$370,018

Diversified REITs (11.40%)
Armada Hoffler Properties, Inc.	27,408	302,858
Broadstone Net Lease, Inc.	17,599	308,159
CTO Realty Growth, Inc.	17,212	351,297
Gladstone Commercial Corp.	20,466	360,406
One Liberty Properties, Inc.	11,620	349,413
Total Diversified REITs		1,672,133

Health Care REITs (9.99%)
Global Medical REIT, Inc.	32,787	291,476
Healthcare Realty Trust, Inc.	17,468	320,014
Medical Properties Trust, Inc.	51,473	225,967
Sabra Health Care REIT, Inc.	17,646	330,510
Universal Health Realty Income Trust	7,044	297,186
Total Health Care REITs		1,465,153

Hotel & Resort REITs (11.33%)
Apple Hospitality REIT, Inc.	22,956	369,821
Braemar Hotels & Resorts, Inc.	106,518	383,465
Host Hotels & Resorts, Inc.	18,834	346,922
Park Hotels & Resorts, Inc.	23,348	363,061
Service Properties Trust	71,102	197,664
Total Hotel & Resort REITs		1,660,933

Industrial REITs (9.76%)
Innovative Industrial Properties, Inc.	2,541	277,020
LXP Industrial Trust	32,258	301,612
Plymouth Industrial REIT, Inc.	14,203	266,164
STAG Industrial, Inc.	8,196	301,531
Terreno Realty Corp.	4,720	286,174
Total Industrial REITs		1,432,501

Multi-Family Residential REITs (8.90%)
BRT Apartments Corp.	17,267	346,376
Elme Communities	17,968	304,378
NexPoint Residential Trust, Inc.	7,142	336,174
UDR, Inc.	6,960	319,185
Total Multi-Family Residential REITs		1,306,113

Office REITs (10.76%)
Brandywine Realty Trust	61,206	342,754
Easterly Government Properties, Inc.	23,817	293,425
Highwoods Properties, Inc.	9,989	324,243
Office Properties Income Trust(a)	151,184	249,454
SL Green Realty Corp.	4,726	369,526
Total Office REITs		1,579,402
Security Description	Shares	Value
Retail REITs (12.60%)
CBL & Associates Properties, Inc.	12,863	$397,467
Getty Realty Corp.	10,137	333,304
Saul Centers, Inc.	7,990	328,469
Simon Property Group, Inc.	2,002	367,567
The Macerich Co.	19,894	421,952
Total Retail REITs		1,848,759

Self-Storage REITs (2.12%)
National Storage Affiliates Trust	6,883	310,423

Single-Family Residential REITs (2.10%)
UMH Properties, Inc.	16,068	308,506

Specialized REITs (9.21%)
EPR Properties	6,730	305,340
Gaming and Leisure Properties, Inc.	6,353	327,878
Outfront Media, Inc.	19,141	367,699
Uniti Group, Inc.(a)	59,432	351,243
Total Specialized REITs		1,352,160

Technology REITs (4.75%)
Crown Castle, Inc.	2,758	293,038
Digital Realty Trust, Inc.	2,063	403,708
Total Technology REITs		696,746

Telecom Tower REITs (4.05%)
American Tower Corp.	1,378	288,002
SBA Communications Corp.	1,351	305,664
Total Telecom Tower REITs		593,666

TOTAL COMMON STOCKS
(Cost $14,343,567)		14,596,513

6 | November 30, 2024

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2024

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.73%)
Money Market Fund (0.26%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $38,476)	4.59%	38,476	$38,476

Investments Purchased with Collateral from Securities Loaned (0.46%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $67,900)		67,900	$67,900
TOTAL SHORT TERM INVESTMENTS

(Cost $106,376)			106,376

TOTAL INVESTMENTS (100.21%)
(Cost $14,449,943)			$14,702,889
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.21%)			(30,410)
NET ASSETS - 100.00%			$14,672,479

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $380,134.

See Notes to Financial Statements and Financial Highlights.

7 | November 30, 2024

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2024

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value*	$1,273,915,559	$303,262,184	$26,032,139	$14,702,889
Foreign currency, at value (Cost $–, $142,914, $246 and $–)	–	143,304	225	–
Foreign tax reclaims	–	951,873	6,084	1,242
Dividends receivable	5,922,795	987,038	209,927	40,325
Total Assets	1,279,838,354	305,344,399	26,248,375	14,744,456

LIABILITIES:
Payable to adviser	369,347	119,734	13,070	4,077
Payable for collateral upon return of securities loaned	–	17,504,375	10,821	67,900
Total Liabilities	369,347	17,624,109	23,891	71,977
NET ASSETS	$1,279,469,007	$287,720,290	$26,224,484	$14,672,479

NET ASSETS CONSIST OF:
Paid-in capital	$1,291,009,660	$328,798,419	$37,194,532	$24,531,799
Total Distributable earnings/(accumulated losses)	(11,540,653)	(41,078,129)	(10,970,048)	(9,859,320)
NET ASSETS	$1,279,469,007	$287,720,290	$26,224,484	$14,672,479

INVESTMENTS, AT COST	$1,063,922,283	$298,362,353	$27,590,851	$14,449,943

PRICING OF SHARES:
Net Assets	$1,279,469,007	$287,720,290	$26,224,484	$14,672,479
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	20,909,141	9,750,000	1,225,000	350,000
Net Asset Value, offering and redemption price per share	$61.19	$29.51	$21.41	$41.92

*	Includes $-, $25,074,385, $1,255,794, and $380,134 respectively of securities on loan.

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2024

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2024

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividend Income*	$50,980,105	$14,789,535	$1,567,834	$425,441
Securities lending income	75,433	21,827	4,563	1,768
Total investment income	51,055,538	14,811,362	1,572,397	427,209

EXPENSES:
Investment adviser fees	4,199,624	1,398,519	161,861	43,945
Other expenses	48,947	11,738	1,147	518
Total expenses	4,248,571	1,410,257	163,008	44,463
NET INVESTMENT INCOME	46,806,967	13,401,105	1,409,389	382,746

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(33,976,902)	13,967,918	938,923	(717,319)
Net realized loss on foreign currency transactions	–	(70,969)	(23,199)	–
Total net realized gain/(loss)	(33,976,902)	13,896,949	915,724	(717,319)
Net change in unrealized appreciation/(depreciation) on investments	301,432,766	(7,846,610)	(317,354)	3,029,658
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	(50,729)	(1,306)	(37)
Total net change in unrealized appreciation/(depreciation)	301,432,766	(7,897,339)	(318,660)	3,029,621
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	267,455,864	5,999,610	597,064	2,312,302
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$314,262,831	$19,400,715	$2,006,453	$2,695,048
*Net of foreign tax withholding:	$–	$1,666,336	$213,960	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2024

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$46,806,967	$49,158,065
Net realized gain/(loss)	(33,976,902)	40,887,629
Net change in unrealized appreciation/(depreciation)	301,432,766	(159,451,318)
Net increase/(decrease) in net assets resulting from operations	314,262,831	(69,405,624)

Net Equalization (Debits)	(870,038)	(2,391,020)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(47,603,187)	(51,058,930)
Total distributions	(47,603,187)	(51,058,930)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	22,489,013	48,739,416
Cost of shares redeemed	(105,057,796)	(135,465,114)
Net income equalization (Note 2)	870,038	2,391,020
Net decrease from share transactions	(81,698,745)	(84,334,678)
Net increase/(decrease) in net assets	184,090,861	(207,190,252)

NET ASSETS:
Beginning of year	1,095,378,146	1,302,568,398
End of year	$1,279,469,007	$1,095,378,146

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	22,484,141	24,309,141
Shares sold	425,000	950,000
Shares redeemed	(2,000,000)	(2,775,000)
Shares outstanding, end of year	20,909,141	22,484,141

See Notes to Financial Statements and Financial Highlights.

10 | November 30, 2024

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$13,401,105	$10,480,699
Net realized gain/(loss)	13,896,949	(3,493,809)
Net change in unrealized appreciation/(depreciation)	(7,897,339)	24,007,949
Net increase in net assets resulting from operations	19,400,715	30,994,839

Net Equalization Credits	827,847	1,593,144

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,409,585)	(10,066,812)
Total distributions	(13,409,585)	(10,066,812)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	51,675,875	60,732,845
Cost of shares redeemed	(6,612,472)	(14,945,757)
Net income equalization (Note 2)	(827,847)	(1,593,144)
Net increase from share transactions	44,235,556	44,193,944
Net increase in net assets	51,054,533	66,715,115

NET ASSETS:
Beginning of year	236,665,757	169,950,642
End of year	$287,720,290	$236,665,757

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,250,000	6,575,000
Shares sold	1,725,000	2,225,000
Shares redeemed	(225,000)	(550,000)
Shares outstanding, end of year	9,750,000	8,250,000

See Notes to Financial Statements and Financial Highlights.

11 | November 30, 2024

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$1,409,389	$1,931,973
Net realized gain/(loss)	915,724	(1,181,193)
Net change in unrealized appreciation/(depreciation)	(318,660)	561,215
Net increase in net assets resulting from operations	2,006,453	1,311,995

Net Equalization (Debits)	(15,965)	(7,348)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,258,329)	(1,969,818)
Total distributions	(1,258,329)	(1,969,818)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	3,780,259
Cost of shares redeemed	(4,767,074)	(1,060,988)
Net income equalization (Note 2)	15,965	7,348
Net increase/(decrease) from share transactions	(4,751,109)	2,726,619
Net increase/(decrease) in net assets	(4,018,950)	2,061,448

NET ASSETS:
Beginning of year	30,243,434	28,181,986
End of year	$26,224,484	$30,243,434

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,450,000	1,325,000
Shares sold	—	175,000
Shares redeemed	(225,000)	(50,000)
Shares outstanding, end of year	1,225,000	1,450,000

See Notes to Financial Statements and Financial Highlights.

12 | November 30, 2024

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$382,746	$630,900
Net realized loss	(717,319)	(3,144,755)
Net change in unrealized appreciation/(depreciation)	3,029,621	955,305
Net increase/(decrease) in net assets resulting from operations	2,695,048	(1,558,550)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(463,643)	(651,314)
From tax return of capital	(312,295)	(442,862)
Total distributions	(775,938)	(1,094,176)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,116,950	—
Cost of shares redeemed	(1,019,933)	(6,444,564)
Net increase/(decrease) from share transactions	1,097,017	(6,444,564)
Net increase/(decrease) in net assets	3,016,127	(9,097,290)

NET ASSETS:
Beginning of year	11,656,352	20,753,642
End of year	$14,672,479	$11,656,352

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	325,000	500,000
Shares sold	50,000	—
Shares redeemed	(25,000)	(175,000)
Shares outstanding, end of year	350,000	325,000

See Notes to Financial Statements and Financial Highlights.

13 | November 30, 2024

ALPS Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$48.72	$53.58		$50.47	$43.69	$45.78

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	2.18	2.06		2.02	1.75	1.70
Net realized and unrealized gain/(loss)	12.49	(4.79)		3.11	6.84	(2.14)
Total from investment operations	14.67	(2.73)		5.13	8.59	(0.44)

DISTRIBUTIONS:
From net investment income	(2.20)	(2.13)		(2.02)	(1.81)	(1.65)
Total distributions	(2.20)	(2.13)		(2.02)	(1.81)	(1.65)

Net increase/(decrease) in net asset value	12.47	(4.86)		3.11	6.78	(2.09)
NET ASSET VALUE, END OF PERIOD	$61.19	$48.72		$53.58	$50.47	$43.69
TOTAL RETURN(b)	30.83%	(5.07)%		10.42%	19.77%	(0.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,279,469	$1,095,378		$1,302,568	$1,134,743	$1,007,514

Ratio of expenses to average net assets	0.36%	0.37	%(c)	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.01%	4.10%		3.84%	3.43%	4.27%
Portfolio turnover rate(d)	52%	51%		53%	54%	77%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$(0.04)	$(0.10)		$0.06	$(0.02)	$0.12

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective April 1, 2023 the Advisory Fee changed from 0.40% to 0.36%.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements and Financial Highlights.

14 | November 30, 2024

ALPS International Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$28.69	$25.85	$26.47	$24.82	$26.88

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.44	1.41	1.15	1.09	0.75
Net realized and unrealized gain/(loss)	0.82	2.80	(0.68)	1.65	(1.66)
Total from investment operations	2.26	4.21	0.47	2.74	(0.91)

DISTRIBUTIONS:
From net investment income	(1.44)	(1.37)	(1.07)	(1.08)	(1.11)
Tax return of capital	—	—	(0.02)	(0.01)	(0.04)
Total distributions	(1.44)	(1.37)	(1.09)	(1.09)	(1.15)

Net increase/(decrease) in net asset value	0.82	2.84	(0.62)	1.65	(2.06)
NET ASSET VALUE, END OF PERIOD	$29.51	$28.69	$25.85	$26.47	$24.82
TOTAL RETURN(b)	7.86%	16.71%	1.92%	10.93%	(3.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$287,720	$236,666	$169,951	$157,489	$146,431

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.79%	5.12%	4.43%	3.92%	3.22%
Portfolio turnover rate(c)	55%	62%	54%	61%	79%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.09	$0.21	$0.03	$(0.25)	$0.00 (e)

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(e)	Less than $0.005.

See Notes to Financial Statements and Financial Highlights.

15 | November 30, 2024

ALPS Emerging Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$20.86	$21.27	$23.56	$20.96	$20.67

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.12	1.39	1.11	1.04	0.56
Net realized and unrealized gain/(loss)	0.43	(0.39)	(2.41)	2.50	0.42
Total from investment operations	1.55	1.00	(1.30)	3.54	0.98

DISTRIBUTIONS:
From net investment income	(1.00)	(1.41)	(0.99)	(0.94)	(0.69)
Total distributions	(1.00)	(1.41)	(0.99)	(0.94)	(0.69)

Net increase/(decrease) in net asset value	0.55	(0.41)	(2.29)	2.60	0.29
NET ASSET VALUE, END OF PERIOD	$21.41	$20.86	$21.27	$23.56	$20.96
TOTAL RETURN(b)	7.55%	4.88%	(5.20)%	16.81%	5.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$26,224	$30,243	$28,182	$24,742	$20,958

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.22%	6.54%	5.17%	4.32%	2.92%
Portfolio turnover rate(c)	83%	85%	90%	84%	93%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.01)	$(0.01)	$0.06	$0.02	$0.02

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements and Financial Highlights.

16 | November 30, 2024

ALPS REIT Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$35.87	$41.51	$49.89	$40.49	$48.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.16	1.51	1.49	1.21	1.29
Net realized and unrealized gain/(loss)	7.32	(4.62)	(7.86)	10.25	(7.26)
Total from investment operations	8.48	(3.11)	(6.37)	11.46	(5.97)

DISTRIBUTIONS:
From net investment income	(1.44)	(1.46)	(1.51)	(1.36)	(1.57)
Tax return of capital	(0.99)	(1.07)	(0.50)	(0.70)	(0.39)
Total distributions	(2.43)	(2.53)	(2.01)	(2.06)	(1.96)

Net increase/(decrease) in net asset value	6.05	(5.64)	(8.38)	9.40	(7.93)
NET ASSET VALUE, END OF PERIOD	$41.92	$35.87	$41.51	$49.89	$40.49
TOTAL RETURN(c)	24.51%	(7.16)%	(13.06)%	29.03%	(11.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,672	$11,656	$20,754	$28,689	$26,320

Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.38	%(d)
Ratio of net investment income to average net assets	3.05%	4.09%	3.23%	2.60%	3.26%
Portfolio turnover rate(e)	57%	89%	85%	78%	148%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

(b)	Based on average shares outstanding during the period.

(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.

(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

17 | November 30, 2024

ALPS ETF Trust
Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

18 | November 30, 2024

ALPS ETF Trust
Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

19 | November 30, 2024

ALPS ETF Trust
Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2024:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,272,787,578	$—	$—	$1,272,787,578
Short Term Investments	1,127,981	—	—	1,127,981
Total	$1,273,915,559	$—	$—	$1,273,915,559

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$285,523,266	$—	$—	$285,523,266
Short Term Investments	17,738,918	—	—	17,738,918
Total	$303,262,184	$—	$—	$303,262,184

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*
Russia	$—	$—	$1,233	$1,233
Other*	25,409,182	—	—	25,409,182
Preferred Stock*	519,497	—	—	519,497
Short Term Investments	102,227	—	—	102,227
Total	$26,030,906	$—	$1,233	$26,032,139

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$14,596,513	$—	$—	$14,596,513
Short Term Investments	106,376	—	—	106,376
Total	$14,702,889	$—	$—	$14,702,889

*	For a detailed sector/country breakdown, see the accompanying Schedules of Investments.

The Funds, except for the ALPS Emerging Sector Dividend Dogs ETF, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024. The Adviser has determined that the value of Level 3 securities is not material; therefore, a reconciliation of assets of the ALPS Emerging Sector Dividend Dogs ETF for Level 3 investments for which significant unobservable inputs were used to determine fair value is not presented for the year ended November 30, 2024.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of the Fund’s investments or prevent a Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

20 | November 30, 2024

ALPS ETF Trust
Notes to Financial Statements and Financial Highlights	November 30, 2024

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

H. Foreign Taxes

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the Funds invest. These foreign taxes, if any, are paid by these Funds and are disclosed in each Fund’s Statement of Operations. Foreign taxes accrued as of November 30, 2024, if any, are reflected in each Fund’s Statement of Assets and Liabilities.

I. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners or unitholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

21 | November 30, 2024

ALPS ETF Trust
Notes to Financial Statements and Financial Highlights	November 30, 2024

J. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, REIT true-up adjustments and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$13,691,506	$(13,691,506)
ALPS International Sector Dividend Dogs ETF	808,150	(808,150)
ALPS Emerging Sector Dividend Dogs ETF	332,148	(332,148)
ALPS REIT Dividend Dogs ETF	33,145	(33,145)

The tax character of distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2024
ALPS Sector Dividend Dogs ETF	$47,603,187	$—
ALPS International Sector Dividend Dogs ETF	13,409,585	—
ALPS Emerging Sector Dividend Dogs ETF	1,258,329	—
ALPS REIT Dividend Dogs ETF	463,643	312,295

Fund	Ordinary Income	Return of Capital
November 30, 2023
ALPS Sector Dividend Dogs ETF	$51,058,930	$—
ALPS International Sector Dividend Dogs ETF	10,066,812	—
ALPS Emerging Sector Dividend Dogs ETF	1,969,818	—
ALPS REIT Dividend Dogs ETF	651,314	442,862

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$6,050,332	$211,995,387
ALPS International Sector Dividend Dogs ETF	—	45,792,374
ALPS Emerging Sector Dividend Dogs ETF	931,990	8,831,792
ALPS REIT Dividend Dogs ETF	7,062,815	2,852,957

The ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF used capital capital loss carryovers during the year ended November 30, 2024 in the amount of $12,180,923 and $238,888, respectively.

22 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$1,945,985	$(218,045,719)	$204,559,081	$(11,540,653)
ALPS International Sector Dividend Dogs ETF	1,533,287	(45,792,374)	3,180,958	(41,078,129)
ALPS Emerging Sector Dividend Dogs ETF	592,873	(9,763,782)	(1,799,139)	(10,970,048)
ALPS REIT Dividend Dogs ETF	–	(9,915,772)	56,452	(9,859,320)

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$258,124,911	$(53,565,830)	$–	$204,559,081	$1,069,356,478
ALPS International Sector Dividend Dogs ETF	24,362,694	(21,153,625)	(28,111)	3,180,958	300,053,115
ALPS Emerging Sector Dividend Dogs ETF	2,973,380	(4,771,611)	(908)	(1,799,139)	27,830,370
ALPS REIT Dividend Dogs ETF	1,861,405	(1,804,870)	(83)	56,452	14,646,354

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in passive foreign investment companies.

K. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

L. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

23 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of a Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS International Sector Dividend Dogs ETF	$25,074,385	$17,504,375	$8,665,348	$26,169,723
ALPS Emerging Sector Dividend Dogs ETF	1,255,794	10,821	1,313,030	1,323,851
ALPS REIT Dividend Dogs ETF	380,134	67,900	320,800	388,700

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$17,504,375	$–	$–	$–	$17,504,375
Total Borrowings					17,504,375
Gross amount of recognized liabilities for securities lending (collateral received)					$17,504,375

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$10,821	$–	$–	$–	$10,821
Total Borrowings					10,821
Gross amount of recognized liabilities for securities lending (collateral received)					$10,821

ALPS REIT Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$67,900	$–	$–	$–	$67,900
Total Borrowings					67,900
Gross amount of recognized liabilities for securities lending (collateral received)					$67,900

24 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.36%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$612,024,515	$614,454,531
ALPS International Sector Dividend Dogs ETF	153,852,614	152,073,687
ALPS Emerging Sector Dividend Dogs ETF	22,283,632	23,635,178
ALPS REIT Dividend Dogs ETF	6,203,166	6,244,125

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$22,497,526	$105,041,475
ALPS International Sector Dividend Dogs ETF	49,013,902	6,330,528
ALPS Emerging Sector Dividend Dogs ETF	–	3,284,333
ALPS REIT Dividend Dogs ETF	2,116,094	1,019,033

For the year ended November 30, 2024, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/ (Loss)
ALPS Sector Dividend Dogs ETF	$13,743,933
ALPS International Sector Dividend Dogs ETF	854,286
ALPS Emerging Sector Dividend Dogs ETF	380,375
ALPS REIT Dividend Dogs ETF	187,150

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

25 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2024, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$1,739,148	$8,789,442	$506,549
ALPS International Sector Dividend Dogs ETF	711,146	–	–

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

26 | November 30, 2024

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF,

ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

27 | November 30, 2024

ALPS ETF Trust

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	100.00%	90.11%	0.00%
ALPS International Sector Dividend Dogs ETF	85.49%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	48.41%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	0.93%	0.00%	91.80%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2024:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$1,407,364	$14,926,294
ALPS Emerging Sector Dividend Dogs ETF	$170,719	$1,661,154

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) in the case of SDOG, S-Network Sector Dividend DogsSM, (ii) in the case of IDOG, S-Network International Sector Dividend DogsSM, (iii) in the case of EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) in the case of RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

28 | November 30, 2024

ALPS ETF Trust

Additional Information	November 30, 2024 (Unaudited)

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

29 | November 30, 2024

ALPS ETF Trust
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Funds’ Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

30 | November 30, 2024

ALPS ETF Trust
Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

31 | November 30, 2024

ALPS ETF Trust
Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

32 | November 30, 2024

ALPS ETF Trust
Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS REIT Dividend Dogs ETF (“RDOG”), ALPS Sector Dividend Dogs ETF (“SDOG”), ALPS International Sector Dividend Dogs ETF (“IDOG”), and ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i) RDOG

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. RDOG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RDOG.

33 | November 30, 2024

ALPS ETF Trust
Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

(ii) SDOG

The gross management fee rate for SDOG is equal to the median of its FUSE expense group. SDOG’s net expense ratio is lower than the median of its FUSE expense group.

With respect to AAI profitability from SDOG, the Independent Trustees noted SDOG reduced its management fee from 0.40% to 0.36% in April 2023.

(iii) IDOG

The gross management fee rate for IDOG is higher than the median of its FUSE expense group. IDOG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of IDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to IDOG.

(iv) EDOG

The gross management fee rate for EDOG is equal to the median of its FUSE expense group. EDOG’s net expense ratio is equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EDOG.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | November 30, 2024

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS | O'Shares U.S. Quality Dividend ETF (Cboe BZX: OUSA)

ALPS | O'Shares Global Internet Giants ETF (Cboe BZX: OGIG)

ALPS | O'Shares Europe Quality Dividend ETF (Cboe BZX: OEUR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	17
Notes to Financial Statements and Financial Highlights	21
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	33
Proxy Disclosures for Open-End Management Investment Companies	34
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	35
Statement Regarding Basis for Approval of Investment Advisory Contract	36

alpsfunds.com

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.89%)
Aerospace & Defense (1.46%)
General Dynamics Corp.	8,659	$2,459,243
Lockheed Martin Corp.	16,024	8,483,266
Northrop Grumman Corp.	2,154	1,054,706
Total Aerospace & Defense		11,997,215

Air Freight & Logistics (0.82%)
Expeditors International of Washington, Inc.	10,513	1,278,801
United Parcel Service, Inc., Class B	40,049	5,435,451
Total Air Freight & Logistics		6,714,252

Banks (0.47%)
JPMorgan Chase & Co.	15,426	3,852,181

Beverages (1.57%)
Coca-Cola Co.	98,908	6,338,025
PepsiCo, Inc.	39,969	6,532,933
Total Beverages		12,870,958

Biotechnology (1.41%)
AbbVie, Inc.	42,062	7,694,401
Amgen, Inc.	8,319	2,353,196
Gilead Sciences, Inc.	17,029	1,576,545
Total Biotechnology		11,624,142

Broadline Retail (0.33%)
eBay, Inc.	42,666	2,700,331

Building Products (0.25%)
Trane Technologies PLC	4,988	2,076,105

Capital Markets (3.19%)
Blackrock, Inc.	4,227	4,323,376
Cboe Global Markets, Inc.	12,503	2,698,773
Moody's Corp.	10,682	5,340,786
MSCI, Inc.	7,177	4,375,315
S&P Global, Inc.	6,871	3,590,166
T Rowe Price Group, Inc.	47,630	5,898,498
Total Capital Markets		26,226,914

Commercial Services & Supplies (1.53%)
Cintas Corp.	41,412	9,350,415
Waste Management, Inc.	14,136	3,226,118
Total Commercial Services & Supplies		12,576,533

Communications Equipment (3.45%)
Cisco Systems, Inc.	427,644	25,320,801
Motorola Solutions, Inc.	6,094	3,045,172
Total Communications Equipment		28,365,973

Consumer Staples Distribution & Retail (1.53%)
Costco Wholesale Corp.	7,241	7,037,384
Security Description	Shares	Value
Consumer Staples Distribution & Retail (continued)
Kroger Co.	11,177	$682,691
Target Corp.	5,624	744,111
Walmart, Inc.	44,642	4,129,385
Total Consumer Staples Distribution & Retail		12,593,571

Diversified Telecommunication Services (1.53%)
AT&T, Inc.	271,087	6,278,375
Verizon Communications, Inc.	141,376	6,268,612
Total Diversified Telecommunication Services		12,546,987

Electrical Equipment (0.47%)
AMETEK, Inc.	6,070	1,179,887
Eaton Corp. PLC	7,202	2,703,774
Total Electrical Equipment		3,883,661

Electronic Equipment, Instruments & Components (0.87%)
Amphenol Corp., Class A	47,701	3,465,478
TE Connectivity PLC	24,511	3,704,102
Total Electronic Equipment, Instruments & Components		7,169,580

Entertainment (0.55%)
Electronic Arts, Inc.	27,551	4,509,272

Financial Services (9.18%)
Mastercard, Inc., Class A	60,570	32,280,176
Visa, Inc., Class A	137,348	43,275,608
Total Financial Services		75,555,784

Food Products (0.55%)
General Mills, Inc.	13,305	881,589
Hershey Co.	10,311	1,816,076
Mondelez International, Inc., Class A	27,909	1,812,690
Total Food Products		4,510,355

Ground Transportation (1.05%)
CSX Corp.	66,319	2,423,959
Union Pacific Corp.	25,373	6,207,759
Total Ground Transportation		8,631,718

Health Care Equipment & Supplies (2.07%)
Abbott Laboratories	102,482	12,171,787
Medtronic PLC	26,552	2,297,810
Stryker Corp.	6,454	2,530,936
Total Health Care Equipment & Supplies		17,000,533

1 | November 30, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Health Care Providers & Services (2.05%)
Elevance Health, Inc.	3,725	$1,515,926
UnitedHealth Group, Inc.	25,121	15,328,834
Total Health Care Providers & Services		16,844,760

Hotels, Restaurants & Leisure (4.58%)
McDonald's Corp.	91,762	27,162,469
Starbucks Corp.	56,110	5,749,031
Yum! Brands, Inc.	34,180	4,748,969
Total Hotels, Restaurants & Leisure		37,660,469

Household Durables (0.51%)
Garmin, Ltd.	19,869	4,224,149

Household Products (3.30%)
Church & Dwight Co., Inc.	4,391	483,581
Colgate-Palmolive Co.	28,763	2,779,369
Kimberly-Clark Corp.	12,228	1,703,972
Procter & Gamble Co.	123,678	22,170,518
Total Household Products		27,137,440

Industrial Conglomerates (0.71%)
Honeywell International, Inc.	25,120	5,851,202

Insurance (3.32%)
Aon PLC, Class A	8,252	3,230,988
Chubb, Ltd.	19,393	5,599,341
Marsh & McLennan Cos., Inc.	79,205	18,472,982
Total Insurance		27,303,311

Interactive Media & Services (3.78%)
Alphabet, Inc., Class A	183,710	31,037,804

IT Services (3.77%)
Accenture PLC, Class A	62,710	22,724,222
Cognizant Technology Solutions Corp., Class A	41,136	3,311,037
International Business Machines Corp.	21,741	4,944,121
Total IT Services		30,979,380

Life Sciences Tools & Services (0.30%)
Agilent Technologies, Inc.	10,097	1,393,083
Thermo Fisher Scientific, Inc.	1,979	1,048,138
Total Life Sciences Tools & Services		2,441,221

Machinery (3.88%)
Caterpillar, Inc.	12,609	5,120,641
Cummins, Inc.	3,444	1,291,638
Deere & Co.	4,221	1,966,564
Graco, Inc.	14,092	1,283,499
IDEX Corp.	5,800	1,337,654
Illinois Tool Works, Inc.	39,481	10,956,767
Otis Worldwide Corp.	40,187	4,138,457
PACCAR, Inc.	29,450	3,445,650
Security Description	Shares	Value
Machinery (continued)
Snap-on, Inc.	6,090	$2,251,412
Total Machinery		31,792,282

Media (3.67%)
Comcast Corp., Class A	699,340	30,204,495

Personal Care Products (0.08%)
Kenvue, Inc.	27,981	673,782

Pharmaceuticals (9.62%)
Eli Lilly & Co.	9,748	7,753,072
Johnson & Johnson	220,971	34,252,714
Merck & Co., Inc.	327,576	33,294,825
Zoetis, Inc.	21,663	3,796,441
Total Pharmaceuticals		79,097,052

Professional Services (1.44%)
Automatic Data Processing, Inc.	20,420	6,267,511
Paychex, Inc.	29,856	4,367,037
Verisk Analytics, Inc.	4,211	1,238,918
Total Professional Services		11,873,466

Semiconductors & Semiconductor Equipment (3.43%)
Analog Devices, Inc.	5,511	1,201,674
Broadcom, Inc.	19,938	3,231,551
QUALCOMM, Inc.	30,922	4,902,065
Texas Instruments, Inc.	93,866	18,869,881
Total Semiconductors & Semiconductor Equipment		28,205,171

Software (5.54%)
Intuit, Inc.	1,889	1,212,228
Microsoft Corp.	92,005	38,960,437
Oracle Corp.	29,402	5,434,666
Total Software		45,607,331

Specialty Retail (8.65%)
Home Depot, Inc.	104,635	44,902,018
Lowe's Cos., Inc.	43,995	11,985,558
TJX Cos., Inc.	92,778	11,661,267
Tractor Supply Co.	8,904	2,525,798
Total Specialty Retail		71,074,641

Technology Hardware, Storage & Peripherals (5.09%)
Apple, Inc.	176,281	41,836,770

Textiles, Apparel & Luxury Goods (0.39%)
NIKE, Inc., Class B	40,987	3,228,546

Tobacco (1.28%)
Altria Group, Inc.	94,894	5,479,179

2 | November 30, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Tobacco (continued)
Philip Morris International, Inc.	37,713	$5,018,092
Total Tobacco		10,497,271

Trading Companies & Distributors (1.14%)
Fastenal Co.	84,115	7,028,650
WW Grainger, Inc.	1,969	2,373,314
Total Trading Companies & Distributors		9,401,964

Wireless Telecommunication Services (1.08%)
T-Mobile US, Inc.	36,023	8,895,520

TOTAL COMMON STOCKS
(Cost $650,979,928)		821,274,092

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	107,007	107,007

TOTAL SHORT TERM INVESTMENTS
(Cost $107,007)			107,007

TOTAL INVESTMENTS (99.90%)
(Cost $651,086,935)			$821,381,099
OTHER ASSETS IN EXCESS OF LIABILITIES (0.10%)			799,064
NET ASSETS - 100.00%			$822,180,163

See Notes to the Financial Statements and Financial Highlights.

3 | November 30, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.83%)
Automobile Components (4.29%)
BorgWarner, Inc.	186,071	$6,385,957
Gentex Corp.	548,611	16,765,552
Lear Corp.	91,438	8,946,294
Phinia, Inc.	88,687	4,973,567
Total Automobile Components		37,071,370

Building Products (2.87%)
A O Smith Corp.	198,939	14,818,965
Simpson Manufacturing Co., Inc.	17,569	3,310,000
UFP Industries, Inc.	48,993	6,658,149
Total Building Products		24,787,114

Capital Markets (12.25%)
Artisan Partners Asset Management, Inc., Class A	158,999	7,757,561
Cohen & Steers, Inc.	61,174	6,402,471
Diamond Hill Investment Group, Inc.	27,622	4,567,298
Evercore, Inc., Class A	30,549	9,406,037
Federated Hermes, Inc.	118,996	5,087,079
Hamilton Lane, Inc., Class A	37,882	7,288,497
Houlihan Lokey, Inc.	104,304	19,722,843
MarketAxess Holdings, Inc.	40,812	10,557,656
SEI Investments Co.	237,052	19,587,607
Tradeweb Markets, Inc.	45,563	6,173,787
Victory Capital Holdings, Inc.	131,975	9,169,623
Total Capital Markets		105,720,459

Commercial Services & Supplies (1.09%)
Brady Corp., Class A	86,742	6,496,109
Ennis, Inc.	137,474	2,932,320
Total Commercial Services & Supplies		9,428,429

Communications Equipment (1.71%)
Juniper Networks, Inc.	410,747	14,754,032

Consumer Finance (0.97%)
FirstCash Holdings, Inc.	76,867	8,367,742

Consumer Staples Distribution & Retail (0.64%)
Casey's General Stores, Inc.	7,414	3,120,478
PriceSmart, Inc.	15,874	1,424,533
Weis Markets, Inc.(a)	13,575	988,667
Total Consumer Staples Distribution & Retail		5,533,678

Diversified Consumer Services (3.54%)
H&R Block, Inc.	251,720	14,921,962
Service Corp. International	176,245	15,613,544
Total Diversified Consumer Services		30,535,506
Security Description	Shares	Value
Electric Utilities (1.34%)
ALLETE, Inc.	17,550	$1,138,644
IDACORP, Inc.	15,988	1,894,098
MGE Energy, Inc.	10,979	1,144,890
OGE Energy Corp.	53,508	2,352,212
Otter Tail Corp.	15,569	1,255,484
Pinnacle West Capital Corp.	27,344	2,562,134
Portland General Electric Co.	25,048	1,200,300
Total Electric Utilities		11,547,762

Electronic Equipment, Instruments & Components (6.61%)
Avnet, Inc.	315,791	17,276,925
Badger Meter, Inc.	35,601	7,719,009
Littelfuse, Inc.	44,720	11,031,082
TD SYNNEX Corp.	115,608	13,756,196
Vishay Intertechnology, Inc.	378,075	7,221,233
Total Electronic Equipment, Instruments & Components		57,004,445

Entertainment (0.54%)
Warner Music Group Corp.,
Class A(a)	142,006	4,618,035

Financial Services (5.02%)
Essent Group, Ltd.	126,090	7,285,480
MGIC Investment Corp.	381,480	10,017,665
Radian Group, Inc.	317,221	11,353,340
Western Union Co.	1,334,483	14,692,657
Total Financial Services		43,349,142

Food Products (3.65%)
Cal-Maine Foods, Inc.	81,496	7,954,825
Flowers Foods, Inc.	183,110	4,141,948
Ingredion, Inc.	89,912	13,247,634
J & J Snack Foods Corp.	10,013	1,740,159
Lancaster Colony Corp.	23,520	4,370,957
Total Food Products		31,455,523

Gas Utilities (1.11%)
Chesapeake Utilities Corp.	5,101	672,057
National Fuel Gas Co.	43,046	2,753,653
New Jersey Resources Corp.	25,906	1,336,231
ONE Gas, Inc.	16,005	1,247,910
Spire, Inc.	15,405	1,127,492
UGI Corp.	81,009	2,460,243
Total Gas Utilities		9,597,586

Ground Transportation (1.05%)
Landstar System, Inc.	48,809	9,074,569

Health Care Providers & Services (7.86%)
Chemed Corp.	27,749	15,883,250
Encompass Health Corp.	170,561	17,557,549
National HealthCare Corp.	128,138	16,042,878

4 | November 30, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Health Care Providers & Services (continued)
Premier, Inc., Class A(a)	798,204	$18,278,871
Total Health Care Providers & Services		67,762,548

Hotels, Restaurants & Leisure (5.85%)
Choice Hotels International, Inc.	24,857	3,759,373
Texas Roadhouse, Inc.	92,617	19,011,491
Vail Resorts, Inc.	88,815	15,919,201
Wendy's Co.	322,454	5,920,255
Wyndham Hotels & Resorts, Inc.	60,306	5,920,843
Total Hotels, Restaurants & Leisure		50,531,163

Household Durables (0.46%)
Whirlpool Corp.(a)	35,246	3,927,109

Household Products (0.45%)
Reynolds Consumer Products, Inc.	78,487	2,173,305
WD-40 Co.	6,103	1,691,080
Total Household Products		3,864,385

Insurance (4.51%)
AMERISAFE, Inc.	92,459	5,456,930
Globe Life, Inc.	42,158	4,689,656
RenaissanceRe Holdings, Ltd.	53,821	15,400,879
RLI Corp.	75,713	13,317,917
Total Insurance		38,865,382

IT Services (1.87%)
Amdocs, Ltd.	186,059	16,135,036

Leisure Products (0.51%)
Polaris, Inc.	63,465	4,379,085

Machinery (9.76%)
Crane Co.	34,329	6,250,624
Donaldson Co., Inc.	225,486	17,599,183
Federal Signal Corp.	38,384	3,738,985
Franklin Electric Co., Inc.	70,314	7,615,006
ITT, Inc.	80,006	12,490,537
Lincoln Electric Holdings, Inc.	89,553	19,565,540
Mueller Industries, Inc.	125,106	10,104,812
Watts Water Technologies, Inc., Class A	31,338	6,762,427
Total Machinery		84,127,114

Media (2.27%)
New York Times Co., Class A	219,649	11,918,155
TEGNA, Inc.(a)	411,232	7,718,825
Total Media		19,636,980

Multi-Utilities (0.81%)
Avista Corp.	18,987	734,607
Black Hills Corp.	15,902	1,018,841
Security Description	Shares	Value
Multi-Utilities (continued)
NiSource, Inc.	111,272	$4,238,351
Northwestern Energy Group, Inc.	17,555	969,738
Total Multi-Utilities		6,961,537

Pharmaceuticals (1.43%)
Organon & Co.	778,778	12,359,207

Professional Services (5.16%)
Exponent, Inc.	63,464	6,264,531
Genpact, Ltd.	368,041	16,988,773
Kforce, Inc.	36,853	2,210,811
Robert Half, Inc.	254,741	19,006,226
Total Professional Services		44,470,341

Semiconductors & Semiconductor Equipment (0.47%)
Universal Display Corp.	24,738	4,069,896

Software (3.85%)
Dolby Laboratories, Inc., Class A	226,503	17,739,716
InterDigital, Inc.(a)	47,516	9,311,235
Progress Software Corp.	90,020	6,158,268
Total Software		33,209,219

Specialty Retail (0.81%)
Dick's Sporting Goods, Inc.	15,567	3,226,105
Murphy USA, Inc.	6,854	3,754,621
Total Specialty Retail		6,980,726

Textiles, Apparel & Luxury Goods (3.76%)
Carter's, Inc.	141,918	7,744,465
Columbia Sportswear Co.	70,447	6,145,796
Ralph Lauren Corp.	30,124	6,970,694
Steven Madden, Ltd.	117,522	5,356,653
Tapestry, Inc.	99,163	6,175,872
Total Textiles, Apparel & Luxury Goods		32,393,480

Tobacco (0.16%)
Universal Corp.	24,640	1,407,437

Trading Companies & Distributors (2.64%)
Applied Industrial Technologies, Inc.	20,181	5,544,124
MSC Industrial Direct Co., Inc., Class A	201,085	17,269,180
Total Trading Companies & Distributors		22,813,304

Water Utilities (0.52%)
American States Water Co.	10,889	928,941
California Water Service Group	17,141	877,448
5 | November 30, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Water Utilities (continued)
Essential Utilities, Inc.	66,537	$2,663,475
Total Water Utilities		4,469,864

TOTAL COMMON STOCKS
(Cost $748,074,153)		861,209,205

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.94%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $178,260)	4.59%	178,260	$178,260

Investments Purchased with Collateral from Securities Loaned (0.92%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $7,925,782)		7,925,782	7,925,782
TOTAL SHORT TERM INVESTMENTS
(Cost $8,104,042)			8,104,042

TOTAL INVESTMENTS (100.77%)
(Cost $756,178,195)			$869,313,247
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.77%)			(6,663,540)
NET ASSETS - 100.00%			$862,649,707

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $8,453,697.

See Notes to the Financial Statements and Financial Highlights.

6 | November 30, 2024

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (100.03%)
Broadline Retail (9.96%)
Alibaba Group Holding, Ltd., Sponsored ADR	11,447	$1,000,124
Amazon.com, Inc.(a)	36,012	7,486,536
JD.com, Inc., ADR	11,872	443,775
MercadoLibre, Inc.(a)	999	1,983,185
PDD Holdings, Inc., ADR(a)	26,299	2,539,431
Total Broadline Retail		13,453,051

Diversified Consumer Services (1.79%)
Duolingo, Inc.(a)	6,935	2,415,252

Entertainment (8.10%)
Electronic Arts, Inc.	3,297	539,620
NetEase, Inc., ADR	8,425	737,019
Netflix, Inc.(a)	2,587	2,294,178
Nexon Co., Ltd.(b)	44,700	615,012
ROBLOX Corp., Class A(a)	30,348	1,521,345
Spotify Technology SA(a)	4,448	2,121,518
Take-Two Interactive Software, Inc.(a)	11,240	2,117,391
Tencent Music Entertainment Group, ADR	87,152	994,404
Total Entertainment		10,940,487

Ground Transportation (1.60%)
Uber Technologies, Inc.(a)	30,090	2,165,276

Health Care Technology (0.85%)
Veeva Systems, Inc., Class A(a)	5,069	1,154,972

Hotels, Restaurants & Leisure (6.29%)
Airbnb, Inc., Class A(a)	7,456	1,014,836
Amadeus IT Group SA(b)	10,366	727,581
Booking Holdings, Inc.	184	957,164
DoorDash, Inc., Class A(a)	11,634	2,099,705
Meituan, Class B(a)(c)(d)	78,717	1,706,884
Trip.com Group, Ltd., ADR(a)	30,859	1,995,034
Total Hotels, Restaurants & Leisure		8,501,204

Interactive Media & Services (13.21%)
Alphabet, Inc., Class A	43,590	7,364,530
Meta Platforms, Inc., Class A	12,404	7,123,865
Pinterest, Inc., Class A(a)	44,935	1,362,429
Snap, Inc., Class A(a)	100,448	1,186,291
Tencent Holdings, Ltd.	15,817	809,147
Total Interactive Media & Services		17,846,262

IT Services (7.07%)
Cloudflare, Inc., Class A(a)	21,655	2,161,819
MongoDB, Inc.(a)(b)	4,557	1,469,587
Shopify, Inc., Class A(a)	28,466	3,290,669
Snowflake, Inc., Class A(a)	15,085	2,636,858
Total IT Services		9,558,933
Security Description	Shares	Value
Media (2.24%)
Naspers Ltd(a)	3,955	$893,024
Trade Desk, Inc., Class A(a)	16,634	2,138,301
Total Media		3,031,325

Professional Services (0.97%)
Paychex, Inc.	2,866	419,210
Recruit Holdings Co., Ltd.	6,400	444,234
Wolters Kluwer NV	2,660	443,989
Total Professional Services		1,307,433

Real Estate Management & Development (1.93%)
CoStar Group, Inc.(a)	12,677	1,031,147
Zillow Group, Inc.(a)(b)	18,617	1,577,046
Total Real Estate Management & Development		2,608,193

Software (46.02%)
Adobe, Inc.(a)	2,873	1,482,267
AppLovin Corp., Class A(a)	13,257	4,464,295
Atlassian Corp., Class A(a)	9,033	2,380,918
Crowdstrike Holdings, Inc., Class A(a)	7,450	2,577,477
CyberArk Software, Ltd.(a)	5,408	1,749,542
Datadog, Inc., Class A(a)	15,573	2,378,776
Dynatrace, Inc.(a)	22,097	1,241,630
Fair Isaac Corp.(a)	625	1,484,394
Fortinet, Inc.(a)	13,907	1,321,860
Gitlab, Inc., Class A(a)	29,127	1,856,846
Guidewire Software, Inc.(a)	6,255	1,269,077
HubSpot, Inc.(a)	2,565	1,849,493
Intuit, Inc.	2,804	1,799,411
Microsoft Corp.	15,785	6,684,317
Monday.com, Ltd.(a)	6,240	1,780,646
Nutanix, Inc.(a)	19,543	1,275,767
Oracle Corp.	11,654	2,154,125
Palantir Technologies, Inc., Class A(a)	52,948	3,551,752
Palo Alto Networks, Inc.(a)	5,160	2,001,151
PTC, Inc.(a)	4,885	977,293
Salesforce, Inc.	4,407	1,454,266
Samsara, Inc., Class A(a)	36,704	1,963,297
SAP SE	7,355	1,748,008
SentinelOne, Inc., Class A(a)	70,234	1,963,040
ServiceNow, Inc.(a)	2,881	3,023,437
Tyler Technologies, Inc.(a)	1,303	819,809
WiseTech Global, Ltd.	19,428	1,623,277
Workday, Inc., Class A(a)	5,177	1,294,198
Xero, Ltd.(a)	16,321	1,850,703
Zscaler, Inc.(a)	10,379	2,144,198
Total Software		62,165,270

TOTAL COMMON STOCKS
(Cost $94,853,802)		135,147,658

7 | November 30, 2024

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2024

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.61%)
Investments Purchased with Collateral
from Securities Loaned (1.61%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $2,171,758)		2,171,758	$2,171,758
TOTAL SHORT TERM INVESTMENTS
(Cost $2,171,758)			2,171,758

TOTAL INVESTMENTS (101.64%)
(Cost $97,025,560)			$137,319,416
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.64%)			(2,209,065)
NET ASSETS - 100.00%			$135,110,351

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,091,429.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,706,884, representing 1.26% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2024, the market value of those securities was $1,706,884, representing 1.26% of net assets.

See Notes to the Financial Statements and Financial Highlights.

8 | November 30, 2024

ALPS | O’Shares Europe Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.11%)
Aerospace & Defense (2.32%)
BAE Systems PLC	52,359	$817,474

Air Freight & Logistics (1.74%)
Deutsche Post AG	16,662	612,214

Automobile Components (1.95%)
Cie Generale des Etablissements Michelin SCA	21,109	685,937

Banks (2.13%)
HSBC Holdings PLC	80,400	749,229

Beverages (1.78%)
Diageo PLC	16,509	494,184
Pernod Ricard SA	1,151	128,808
Total Beverages		622,992

Building Products (1.06%)
Assa Abloy AB, Class B	5,146	158,138
Geberit AG	354	213,135
Total Building Products		371,273

Capital Markets (2.79%)
3i Group PLC	20,775	980,474

Construction & Engineering (2.05%)
Vinci SA	6,836	721,381

Consumer Staples Distribution & Retail (0.55%)
Koninklijke Ahold Delhaize NV	5,611	193,595

Diversified Telecommunication Services (6.78%)
Deutsche Telekom AG	31,839	1,018,794
Koninklijke KPN NV	192,986	748,654
Swisscom AG	1,069	617,046
Total Diversified Telecommunication Services		2,384,494

Electric Utilities (2.86%)
Iberdrola SA	70,388	1,003,418

Electrical Equipment (6.78%)
ABB, Ltd.	14,681	837,914
Legrand SA	6,029	604,493
Schneider Electric SE	3,667	943,585
Total Electrical Equipment		2,385,992

Financial Services (3.19%)
Industrivarden AB, Class C(a)	6,632	217,556
Security Description	Shares	Value
Financial Services (continued)
Investor AB	33,019	$906,670
Total Financial Services		1,124,226

Food Products (4.25%)
Danone SA	2,170	148,275
Nestle SA	15,515	1,346,939
Total Food Products		1,495,214

Health Care Equipment & Supplies (0.96%)
EssilorLuxottica SA	1,386	336,577

Household Products (1.85%)
Essity AB, Class B	4,040	111,287
Reckitt Benckiser Group PLC	8,725	539,560
Total Household Products		650,847

Independent Power and Renewable Electricity Producers (1.40%)
RWE AG	14,652	493,458

Industrial Conglomerates (3.30%)
Siemens AG	5,992	1,159,775

Insurance (1.87%)
Sampo Oyj	15,362	658,116

Machinery (3.22%)
Atlas Copco AB	17,188	274,663
Kone Oyj, Class B	6,720	348,392
Volvo AB	20,435	509,279
Total Machinery		1,132,334

Marine Transportation (0.84%)
Kuehne + Nagel International AG(a)	1,243	297,152

Multi-Utilities (1.91%)
National Grid PLC	53,102	670,692

Personal Care Products (5.89%)
L'Oreal SA	2,619	909,579
Unilever PLC	19,384	1,159,504
Total Personal Care Products		2,069,083

Pharmaceuticals (15.90%)
AstraZeneca PLC	4,368	589,819
GSK PLC	28,900	490,927
Novartis AG	12,734	1,348,204
Novo Nordisk A/S, Class B	13,671	1,467,009
Roche Holding AG	4,799	1,391,844
Sanofi SA	3,123	303,917
Total Pharmaceuticals		5,591,720

Professional Services (6.86%)
Experian PLC	11,472	547,551
RELX PLC	21,514	1,014,256

9 | November 30, 2024

ALPS | O’Shares Europe Quality Dividend ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Professional Services (continued)
Wolters Kluwer NV	5,104	$851,925
Total Professional Services		2,413,732

Semiconductors & Semiconductor Equipment (2.49%)
ASML Holding NV	1,260	876,661

Software (4.52%)
SAP SE	6,692	1,590,437

Specialty Retail (2.75%)
Industria de Diseno Textil SA(a)	17,558	968,167

Textiles, Apparel & Luxury Goods (4.57%)
Hermes International SCA	184	401,521
LVMH Moet Hennessy Louis Vuitton SE	1,926	1,205,912
Total Textiles, Apparel & Luxury Goods		1,607,433

Tobacco (0.55%)
Imperial Brands PLC	5,930	193,846

TOTAL COMMON STOCKS
(Cost $32,507,677)		34,857,943

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.31%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $40,858)	4.59%	40,858	$40,858

Investments Purchased with Collateral from Securities Loaned (3.23%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $1,134,444)		1,134,444	1,134,444
TOTAL SHORT TERM INVESTMENTS
(Cost $1,175,302)			1,175,302

TOTAL INVESTMENTS (102.42%)
(Cost $33,682,979)			$36,033,245
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.42%)			(862,265)
NET ASSETS - 100.00%			$35,170,980

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,087,807.

See Notes to the Financial Statements and Financial Highlights.

10 | November 30, 2024

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2024

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
ASSETS:
Investments, at value(a)	$821,381,099	$869,313,247	$137,319,416	$36,033,245
Foreign Currency, at value (Cost $–, $–, $133 and $2,839)	–	–	133	2,840
Dividends and foreign tax reclaims receivable	1,116,346	1,589,151	18,144	57,322
Tax reclaims receivable	–	–	4,833	226,756
Total Assets	822,497,445	870,902,398	137,342,526	36,320,163

LIABILITIES:
Payable to custodian for overdraft	–	–	8,730	–
Payable to adviser	317,282	326,909	51,687	14,739
Payable for collateral upon return of securities loaned	–	7,925,782	2,171,758	1,134,444
Total Liabilities	317,282	8,252,691	2,232,175	1,149,183
NET ASSETS	$822,180,163	$862,649,707	$135,110,351	$35,170,980

NET ASSETS CONSIST OF:
Paid-in capital	$686,362,991	$762,114,472	$297,344,885	$42,370,015
Total distributable earnings/(accumulated losses)	135,817,172	100,535,235	(162,234,534)	(7,199,035)
NET ASSETS	$822,180,163	$862,649,707	$135,110,351	$35,170,980

INVESTMENTS, AT COST	$651,086,935	$756,178,195	$97,025,560	$33,682,979

PRICING OF SHARES
Net Assets	$822,180,163	$862,649,707	$135,110,351	$35,170,980
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	14,825,000	18,404,000	2,850,000	1,200,000
Net Asset Value, offering and redemption price per share	$55.46	$46.87	$47.41	$29.31

(a)	Includes $-, $8,453,697, $2,091,429 and $1,087,807 of securities on loan.

See Notes to the Financial Statements and Financial Highlights.

11 | November 30, 2024

ALPS ETF Trust

Statements of Operations

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
INVESTMENT INCOME:
Dividend Income*	$15,376,608	$12,532,536	$370,515	$1,080,913
Securities Lending Income	5,032	2,762	2,811	669
Total Investment Income	15,381,640	12,535,298	373,326	1,081,582

EXPENSES:
Investment adviser fees	3,626,260	2,937,900	641,969	186,379
Other expenses	31,662	24,419	5,734	1,653
Total Expenses	3,657,922	2,962,319	647,703	188,032
NET INVESTMENT INCOME/(LOSS)	11,723,718	9,572,979	(274,377)	893,550

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain on investments(a)	81,467,840	55,188,441	1,648,153	2,430,520
Net realized gain/(loss) on foreign currency transactions	–	–	(7,664)	4,647
Total net realized gain	81,467,840	55,188,441	1,640,489	2,435,167
Net change in unrealized appreciation on investments	86,566,408	95,906,052	40,772,961	425,769
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	(168)	(8,187)
Total net change in unrealized appreciation	86,566,408	95,906,052	40,772,793	417,582
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	168,034,248	151,094,493	42,413,282	2,852,749
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$179,757,966	$160,667,472	$42,138,905	$3,746,299
*Net of foreign tax withholding.	$–	$–	$18,121	$131,363

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to the Financial Statements and Financial Highlights.

12 | November 30, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$11,723,718	$12,795,006
Net realized gain	81,467,840	23,476,172
Net change in unrealized appreciation/depreciation	86,566,408	(8,472,160)
Net increase in net assets resulting from operations	179,757,966	27,799,018

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(12,150,470)	(13,050,503)
Total distributions	(12,150,470)	(13,050,503)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	131,293,184	3,278,989
Cost of shares redeemed	(132,933,611)	(109,935,912)
Net decrease from capital share transactions	(1,640,427)	(106,656,923)
Net increase/(decrease) in net assets	165,967,069	(91,908,408)

NET ASSETS:
Beginning of year	656,213,094	748,121,502
End of year	$822,180,163	$656,213,094

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	14,775,000	17,300,000
Shares sold	2,575,000	75,000
Shares redeemed	(2,525,000)	(2,600,000)
Shares outstanding, end of year	14,825,000	14,775,000

See Notes to the Financial Statements and Financial Highlights.

13 | November 30, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$9,572,979	$5,483,755
Net realized gain	55,188,441	9,694,745
Net change in unrealized appreciation/depreciation	95,906,052	(1,765,903)
Net increase in net assets resulting from operations	160,667,472	13,412,597

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(9,548,300)	(5,299,690)
Total distributions	(9,548,300)	(5,299,690)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	497,341,585	240,930,245
Cost of shares redeemed	(177,690,807)	(39,107,309)
Net increase from capital share transactions	319,650,778	201,822,936
Net increase in net assets	470,769,950	209,935,843

NET ASSETS:
Beginning of year	391,879,757	181,943,914
End of year	$862,649,707	$391,879,757

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	10,804,000	5,154,000
Shares sold	11,650,000	6,750,000
Shares redeemed	(4,050,000)	(1,100,000)
Shares outstanding, end of year	18,404,000	10,804,000

See Notes to the Financial Statements and Financial Highlights.

14 | November 30, 2024

ALPS | O’Shares Global Internet Giants ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment loss	$(274,377)	$(407,384)
Net realized gain/(loss)	1,640,489	(47,732,850)
Net change in unrealized appreciation/depreciation	40,772,793	91,319,441
Net increase in net assets resulting from operations	42,138,905	43,179,207

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,587,640	811,157
Cost of shares redeemed	(54,926,483)	(60,193,182)
Net decrease from capital share transactions	(43,338,843)	(59,382,025)
Net decrease in net assets	(1,199,938)	(16,202,818)

NET ASSETS:
Beginning of year	136,310,289	152,513,107
End of year	$135,110,351	$136,310,289

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,950,000	6,075,000
Shares sold	325,000	25,000
Shares redeemed	(1,425,000)	(2,150,000)
Shares outstanding, end of year	2,850,000	3,950,000

See Notes to the Financial Statements and Financial Highlights.

15 | November 30, 2024

ALPS | O’Shares Europe Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$893,550	$1,035,243
Net realized gain/(loss)	2,435,167	(205,170)
Net change in unrealized appreciation/depreciation	417,582	4,438,644
Net increase in net assets resulting from operations	3,746,299	5,268,717

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,395,572)	(795,232)
Total distributions	(1,395,572)	(795,232)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,762,013	3,889,048
Cost of shares redeemed	(7,357,597)	(7,610,784)
Net decrease from capital share transactions	(3,595,584)	(3,721,736)
Net increase/(decrease) in net assets	(1,244,857)	751,749

NET ASSETS:
Beginning of year	36,415,837	35,664,088
End of year	$35,170,980	$36,415,837

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,325,000	1,475,000
Shares sold	125,000	150,000
Shares redeemed	(250,000)	(300,000)
Shares outstanding, end of year	1,200,000	1,325,000

See Notes to the Financial Statements and Financial Highlights.

16 | November 30, 2024

ALPS | O’Shares U.S. Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$44.41	$43.24	$40.29		$42.00	$33.16	$34.13

INCOME FROM OPERATIONS:
Net investment income(b)	0.78	0.81	0.36		0.77	0.69 (c)	0.93
Net realized and unrealized gain/(loss)	11.07	1.19	2.95		(1.72)	8.81	(0.96)
Total from investment operations	11.85	2.00	3.31		(0.95)	9.50	(0.03)

DISTRIBUTIONS:
From net investment income	(0.80)	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)
Total distributions	(0.80)	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	11.05	1.17	2.95		(1.71)	8.84	(0.97)
NET ASSET VALUE, END OF PERIOD	$55.46	$44.41	$43.24		$40.29	$42.00	$33.16
TOTAL RETURN(d)	26.90%	4.74%	8.27%		(2.38)%	28.84%	(0.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$822,180	$656,213	$748,122		$737,229	$688,720	$479,121

Ratio of expenses to average net assets	0.48%	0.48%	0.48	%(e)	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.56%	1.90%	2.11	%(e)	1.78%	1.81%	2.71%
Portfolio turnover rate(f)	32%	34%	25%		15%	26%	64	%(g)

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.67 during the year ended June 30, 2021.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to the Financial Statements and Financial Highlights.

17 | November 30, 2024

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$36.27	$35.30	$31.67		$35.08	$24.99		$27.45

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.68	0.73	0.31		0.59	0.64	(c)	0.64	(c)
Net realized and unrealized gain/(loss)	10.56	0.94	3.59		(3.38)	9.98		(2.48)
Total from investment operations	11.24	1.67	3.90		(2.79)	10.62		(1.84)

DISTRIBUTIONS:
From net investment income	(0.64)	(0.70)	(0.27)		(0.62)	(0.53)		(0.57)
From tax return of capital	–	–	–		–	–		(0.05)
Total distributions	(0.64)	(0.70)	(0.27)		(0.62)	(0.53)		(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	10.60	0.97	3.63		(3.41)	10.09		(2.46)
NET ASSET VALUE, END OF PERIOD	$46.87	$36.27	$35.30		$31.67	$35.08		$24.99
TOTAL RETURN(d)	31.17%	4.82%	12.39%		(8.12)%	42.79%		(6.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$862,650	$391,880	$181,944		$155,318	$149,215		$93,812

Ratio of expenses to average net assets	0.48%	0.48%	0.48	%(e)	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	1.63%	2.05%	2.28	%(e)	1.69%	2.08	%(f)	2.38	%(f)
Portfolio turnover rate(g)	37%	64%	34%		34%	60%		101	%(h)

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.57 during the year ended June 30, 2021 and $0.62 during the year ended June 30, 2020.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.84% during the year ended June 30, 2021 and 2.30% during the year ended June 30, 2020.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(h)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to the Financial Statements and Financial Highlights.

18 | November 30, 2024

ALPS | O’Shares Global Internet Giants ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$34.51	$25.11	$27.08		$57.04	$37.85	$25.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.08)	(0.09)	(0.04)		(0.15)	(0.21)	(0.10)
Net realized and unrealized gain/(loss)	12.98	9.49	(1.93)		(29.81)	19.40	12.91
Total from investment operations	12.90	9.40	(1.97)		(29.96)	19.19	12.81

NET INCREASE/(DECREASE) IN NET ASSET VALUE	12.90	9.40	(1.97)		(29.96)	19.19	12.81
NET ASSET VALUE, END OF PERIOD	$47.41	$34.51	$25.11		$27.08	$57.04	$37.85
TOTAL RETURN(c)	37.38%	37.44%	(7.27)%		(52.52)%	50.70%	51.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$135,110	$136,310	$152,513		$209,867	$718,766	$272,512

Ratio of expenses to average net assets	0.48%	0.48%	0.48	%(d)	0.48%	0.48%	0.48%
Ratio of net investment loss to average net assets	(0.21)%	(0.29)%	(0.37	)%(d)	(0.32)%	(0.40)%	(0.34)%
Portfolio turnover rate(e)	44%	51%	22%		51%	48%	38%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to the Financial Statements and Financial Highlights.

19 | November 30, 2024

ALPS | O’Shares Europe Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$27.48	$24.18	$22.62		$28.00	$22.28	$24.28

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.69	0.71	0.03		0.58	0.55 (c)	0.64	(c)
Net realized and unrealized gain/(loss)	2.24	3.13	1.71		(5.33)	5.97	(1.95)
Total from investment operations	2.93	3.84	1.74		(4.75)	6.52	(1.31)

DISTRIBUTIONS:
From net investment income	(1.10)	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)
Total distributions	(1.10)	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.83	3.30	1.56		(5.38)	5.72	(2.00)
NET ASSET VALUE, END OF PERIOD	$29.31	$27.48	$24.18		$22.62	$28.00	$22.28
TOTAL RETURN(d)	10.72%	15.99%	7.78%		(17.29)%	29.72%	(5.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$35,171	$36,416	$35,664		$40,716	$26,597	$17,821

Ratio of expenses to average net assets	0.48%	0.48%	0.48	%(e)	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.30%	2.68%	0.29	%(e)	2.20%	2.18%	2.72%
Portfolio turnover rate(f)	29%	40%	38%		22%	42%	72	%(g)

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.54 during the year ended June 30, 2021 and $0.63 during the year ended June 30, 2020.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to the Financial Statements and Financial Highlights.

20 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the ‘‘Trust’’), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS | O’Shares U.S. Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index. The investment objective of the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index. The investment objective of the ALPS | O’Shares Global Internet Giants ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index. The investment objective of the ALPS | O’Shares Europe Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index.

ALPS | O’Shares Global Internet Giants ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O’Shares Europe Quality Dividend ETF have each elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

21 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

22 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2024:

ALPS | O'Shares U.S. Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$821,274,092	$–	$–	$821,274,092
Short Term Investments	107,007	–	–	107,007
Total	$821,381,099	$–	$–	$821,381,099

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$861,209,205	$–	$–	$861,209,205
Short Term Investments	8,104,042	–	–	8,104,042
Total	$869,313,247	$–	$–	$869,313,247

ALPS | O'Shares Global Internet Giants ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$135,147,658	$–	$–	$135,147,658
Short Term Investments	2,171,758	–	–	2,171,758
Total	$137,319,416	$–	$–	$137,319,416

ALPS | O'Shares Europe Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$34,857,943	$–	$–	$34,857,943
Short Term Investments	1,175,302	–	–	1,175,302
Total	$36,033,245	$–	$–	$36,033,245

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Foreign Investment Risk

The ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information and less stringent accounting, corporate governance and financial reporting standards than for U.S. issuers. In addition, adverse political, economic, social, regulatory, business or environmental developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. For example, the rights and remedies associated with investments in foreign securities may be different than investments in domestic securities. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

23 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares Europe Quality Dividend ETF, which declares and pays dividends from net investment income quarterly. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains and net operating losses available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and net operating losses:

	Pain-in Capital	Total Distributable Earnings
ALPS | O’Shares U.S. Quality Dividend ETF	$57,239,133	$(57,239,133)
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	55,704,378	(55,704,378)
ALPS | O’Shares Global Internet Giants ETF	12,967,929	(12,967,929)
ALPS | O’Shares Europe Quality Dividend ETF	1,259,664	(1,259,664)

The tax character of the distributions paid for the fiscal year ended November 30, 2024 and fiscal year ended November 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS | O'Shares U.S. Quality Dividend ETF	$12,150,470	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	9,548,300	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	1,395,572	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS | O'Shares U.S. Quality Dividend ETF	$13,050,503	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	5,299,690	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	795,232	–	–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

24 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

Fund	Accumulated net investment income	Accumulated net realized gain/(loss) on investments	Other accumulated gain/(loss)	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | O'Shares U.S. Quality Dividend ETF	$-	$(34,246,728)	$-	$170,063,900	$135,817,172
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	517,961	(12,742,236)	-	112,759,510	100,535,235
ALPS | O'Shares Global Internet Giants ETF	-	(201,143,734)	(238,172)	39,147,372	(162,234,534)
ALPS | O'Shares Europe Quality Dividend ETF	786,055	(9,763,342)	-	1,778,252	(7,199,035)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | O'Shares U.S. Quality Dividend ETF	$7,724,349	$26,522,379
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	2,710,472	10,031,764
ALPS | O'Shares Global Internet Giants ETF	94,448,378	106,695,356
ALPS | O'Shares Europe Quality Dividend ETF	2,521,082	7,242,260

The ALPS O’Shares Global Internet Giants ETF elects to defer to the period ending November 30, 2025, late year ordinary losses in the amount of $238,172.

The ALPS O’Shares U.S. Quality Dividend ETF used capital loss carryovers during the year ended November 30, 2024, in the amount of $24,221,595.

The ALPS O’Shares Europe Quality Dividend ETF used capital loss carryovers during the year ended November 30, 2024, in the amount of 1,062,187.

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
Gross appreciation (excess of value over tax cost)	$181,164,450	$130,933,283	$41,731,535	$5,010,732
Gross depreciation (excess of tax cost over value)	(11,100,550)	(18,173,773)	(2,583,919)	(3,229,664)
Net depreciation of foreign currency	–	–	(244)	(2,816)
Net unrealized appreciation (depreciation)	$170,063,900	$112,759,510	$39,147,372	$1,778,252
Cost of investments for income tax purposes	$651,317,199	$756,553,737	$98,171,800	$34,252,177

The differences between book-basis and tax basis are primarily due to the deferral of losses from wash sales and investments in Passive Foreign Investment Companies (PFICs).

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

25 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

I. Lending of Portfolio Securities

Effective June 20, 2022, the Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Funds' securities held at SSB as custodian shall be available to be lent except those securities the Funds or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Funds collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Funds' Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	$8,453,697	$7,925,782	$733,549	$8,659,331
ALPS | O'Shares Global Internet Giants ETF	2,091,429	2,171,758	–	2,171,758
ALPS | O'Shares Europe Quality Dividend ETF	1,087,807	1,134,444	–	1,134,444

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$7,925,782	$–	$–	$–	$7,925,782
Total Borrowings					7,925,782
Gross amount of recognized liabilities for securities lending (collateral received)					$7,925,782

ALPS | O'Shares Global Internet Giants ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$2,171,758	$–	$–	$–	$2,171,758
Total Borrowings					2,171,758
Gross amount of recognized liabilities for securities lending (collateral received)					$2,171,758

26 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

ALPS | O'Shares Europe Quality Dividend ETF		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,134,444	$–	$–	$–	$1,134,444
Total Borrowings					1,134,444
Gross amount of recognized liabilities for securities lending (collateral received)					$1,134,444

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS | O’Shares U.S. Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares Global Internet Giants ETF		0.48%
ALPS | O’Shares Europe Quality Dividend ETF		0.48%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

27 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$238,113,282	$237,459,145
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	234,316,066	226,448,353
ALPS | O'Shares Global Internet Giants ETF	58,740,907	60,032,959
ALPS | O'Shares Europe Quality Dividend ETF	11,017,120	11,412,423

For the fiscal year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$131,264,190	$133,780,095
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	497,299,980	180,263,746
ALPS | O'Shares Global Internet Giants ETF	11,313,856	53,550,551
ALPS | O'Shares Europe Quality Dividend ETF	3,687,194	7,349,010

For the fiscal year ended November 30, 2024, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS | O'Shares U.S. Quality Dividend ETF	$57,238,969
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	55,690,200
ALPS | O'Shares Global Internet Giants ETF	13,649,281
ALPS | O'Shares Europe Quality Dividend ETF	1,360,625

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS | O'Shares U.S. Quality Dividend ETF and ALPS | O'Shares Europe Quality Dividend ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2024, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS | O'Shares U.S. Quality Dividend ETF	$8,822,097	$1,373,622	$(300,400)
ALPS | O'Shares Europe Quality Dividend ETF	–	711,146	(127,825)

28 | November 30, 2024

ALPS ETF Trust

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

29 | November 30, 2024

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

30 | November 30, 2024

ALPS ETF Trust

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | O’Shares U.S. Quality Dividend ETF	100%	100%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	100%	100%
ALPS | O’Shares Global Internet Giants ETF	0%	0%
ALPS | O’Shares Europe Quality Dividend ETF	100%	0%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

LICENSING AGREEMENTS

O’Shares Investment Advisers, LLC ( “O’Shares”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF (each, a “Fund”), to allow the Adviser’s use of the O'Shares U.S. Quality Dividend Index, the O'Shares U.S. Small-Cap Quality Dividend Index, the O'Shares Global Internet Giants Index, and the O'Shares Europe Quality Dividend Index (each, an “Underlying Index”). The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares or its third party licensors. Neither O’Shares nor its third party licensors make any representation or warranty, express or implied, to shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. O’Shares’ and its third party licensor’s only relationship to the Adviser and each Fund is the licensing of certain trademarks, service marks and trade names of O’Shares and/or its third party licensors and for the providing the Underlying Index. Neither O’Shares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. O’Shares has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER O’SHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. O’SHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. O’SHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL O’SHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

O’Shares Investments is a registered trademark and registered service mark of O’Shares Investment, Inc. and has been licensed for use by the Adviser and the Funds.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares, its affiliates or their third party licensors, and neither O’Shares, its affiliates nor its third party licensors make any representation regarding the advisability of investing in the Funds.

O’Shares has entered into an agreement with S-Network Global Indexes Inc. (“S-Network”), pursuant to which S-Network calculates each Underlying Index. The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by or its third party licensors. Neither S-Network nor its third party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. S-Network's and its third party licensor’s only relationship to the Adviser is the licensing of certain trademarks, service marks and trade names of S-Network Global Indexes, Inc. and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S-Network nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

31 | November 30, 2024

ALPS ETF Trust

Additional Information	November 30, 2024 (Unaudited)

NEITHER S-NETWORK GLOBAL INDEXES, INC. (“S-Network”), ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S-NETWORK, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S-NETWORK, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S-Network Global Indexes, Inc.SM, and SNGISM are registered trademarks and registered service marks of S-Network Global Indexes, Inc. “Calculated by S-Network Global Indexes, Inc.” and its related stylized mark are service marks of S-Network Global Indexes, Inc.SM, and have been licensed for use by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by SNGI, its affiliates or their third party licensors and neither SNGI, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in a Fund.

32 | November 30, 2024

ALPS ETF Trust

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Funds’ Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

33 | November 30, 2024

ALPS ETF Trust

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

34 | November 30, 2024

ALPS ETF Trust

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

35 | November 30, 2024

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS | O’Shares U.S. Quality Dividend ETF (“OUSA”), ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (“OUSM”), ALPS | O’Shares Global Internet Giants ETF (“OGIG”), and ALPS | O’Shares Europe Quality Dividend ETF (“OEUR”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than OUSA) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i)	OEUR

The gross management fee rate for OEUR is lower than the median of its FUSE expense group. OEUR’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OEUR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OEUR.

36 | November 30, 2024

ALPS ETF Trust

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

(ii)	OGIG

The gross management fee rate for OGIG is lower than the median of its FUSE expense group. OGIG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OGIG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OGIG.

(iii)	OUSA

The gross management fee rate for OUSA is higher than the median of its FUSE expense group. OUSA’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSA’s underlying index, the management fee breakpoints for OUSA, and the costs and benefits of linkage to the O’Shares name.

With respect to AAI profitability from OUSA, the Independent Trustees noted that OUSA’s asset levels have not recovered to their historic high, and OUSA has breakpoints in its management fee.

(iv)	OUSM

The gross management fee rate for OUSM is higher than the median of its FUSE expense group. OUSM’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSM’s underlying index, the management fee breakpoints for OUSM, and the costs and benefits of linkage to the O’Shares name.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OUSM and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OUSM.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

37 | November 30, 2024

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

alpsfunds.com
1-866-759-5679

Annual Financial Statements & Other Information

November 30, 2024

Barron's 400SM ETF (BFOR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements and Financial Highlights	10
Report of Independent Registered Public Accounting Firm	16
Additional Information	17
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	19
Proxy Disclosures for Open-End Management Investment Companies	20
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	21
Statement Regarding Basis for Approval of Investment Advisory Contract	22

alpsfunds.com

Barron’s 400SM ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (97.60%)
Communication Services (2.48%)
Alphabet, Inc., Class A	2,280	$385,206
Charter Communications, Inc., Class A(a)	1,050	416,813
Electronic Arts, Inc.	2,445	400,173
Fox Corp.	9,700	433,881
Interpublic Group of Cos., Inc.(b)	11,463	353,175
Meta Platforms, Inc., Class A	664	381,349
Netflix, Inc.(a)	519	460,254
New York Times Co., Class A	6,557	355,783
T-Mobile US, Inc.	1,750	432,145
Yelp, Inc.(a)	10,720	409,718
Total Communication Services		4,028,497

Consumer Discretionary (12.24%)
Abercrombie & Fitch Co., Class A(a)	2,679	401,020
Amazon.com, Inc.(a)	1,938	402,891
Booking Holdings, Inc.	89	462,976
Boot Barn Holdings, Inc.(a)(b)	2,332	319,810
Build-A-Bear Workshop, Inc.(b)	11,653	442,697
Burlington Stores, Inc.(a)	1,293	364,471
Carnival Corp.(a)	20,050	509,871
Chewy, Inc., Class A(a)	10,950	365,839
Chipotle Mexican Grill, Inc.(a)	6,194	381,055
Churchill Downs, Inc.	2,550	362,380
Crocs, Inc.(a)	2,645	279,312
Darden Restaurants, Inc.	2,231	393,258
Deckers Outdoor Corp.(a)	2,286	447,965
Dick's Sporting Goods, Inc.	1,686	349,407
DR Horton, Inc.	1,834	309,543
Dream Finders Homes, Inc.(a)(b)	10,264	341,483
eBay, Inc.	5,572	352,652
Expedia, Inc.(a)	2,650	489,243
Frontdoor, Inc.(a)	7,388	432,937
Grand Canyon Education, Inc.(a)	2,466	405,879
Green Brick Partners, Inc.(a)	4,473	319,641
H&R Block, Inc.	5,550	329,004
Harley-Davidson, Inc.(b)	9,399	316,088
Installed Building Products, Inc.	1,587	363,010
Laureate Education, Inc.(a)	21,450	407,550
Lennar Corp., Class B(b)	2,090	344,495
Light & Wonder, Inc.(a)	3,250	308,880
M/I Homes, Inc.(a)	2,150	354,814
Modine Manufacturing Co.(a)	3,148	427,467
Monarch Casino & Resort, Inc.	4,750	399,048
Nordstrom, Inc.(b)	15,850	359,954
NVR, Inc.(a)	38	350,952
PulteGroup, Inc.	2,532	342,504
Ralph Lauren Corp.	1,958	453,081
Ross Stores, Inc.	2,339	362,241
Royal Caribbean Cruises, Ltd.	2,121	517,651
Signet Jewelers, Ltd.(b)	3,906	391,381
Skechers U.S.A., Inc., Class A(a)	5,250	335,055
Smith Douglas Homes Corp.(a)(b)	9,950	335,315

Security Description	Shares	Value
Consumer Discretionary (continued)
Steven Madden, Ltd.	7,800	$355,524
Stride, Inc.(a)(b)	4,327	462,426
Target Hospitality Corp.(a)(b)	35,650	294,826
Texas Roadhouse, Inc.	2,201	451,799
TJX Cos., Inc.	2,990	375,813
Toll Brothers, Inc.	2,363	390,297
Tractor Supply Co.(b)	1,272	360,828
TRI Pointe Group, Inc.(a)	8,050	350,417
Universal Technical Institute, Inc.(a)(b)	21,392	553,411
Williams-Sonoma, Inc.	2,490	428,330
Wingstop, Inc.	880	289,318
XPEL, Inc.(a)(b)	8,100	352,350
YETI Holdings, Inc.(a)	9,100	367,367
Total Consumer Discretionary		19,865,526

Consumer Staples (4.28%)
Casey's General Stores, Inc.	943	396,899
Church & Dwight Co., Inc.	3,390	373,341
Coca-Cola Consolidated, Inc.	274	357,375
Colgate-Palmolive Co.	3,374	326,030
Costco Wholesale Corp.	396	384,864
Hershey Co.	1,767	311,222
Ingredion, Inc.	2,655	391,188
Inter Parfums, Inc.(b)	3,000	412,980
Kimberly-Clark Corp.	2,500	348,375
Mama's Creations, Inc.(a)(b)	45,550	445,023
National Beverage Corp.	8,050	397,589
PepsiCo, Inc.	2,024	330,823
Pilgrim's Pride Corp.(a)	8,700	449,007
Sprouts Farmers Market, Inc.(a)	3,350	517,508
Sysco Corp.	4,650	358,562
Target Corp.	2,350	310,929
Vita Coco Co., Inc.(a)(b)	13,000	462,020
Vital Farms, Inc.(a)(b)	11,400	378,480
Total Consumer Staples		6,952,215

Energy (8.43%)
Amplify Energy Corp.(a)(b)	55,000	369,050
APA Corp.(b)	14,650	331,822
Ardmore Shipping Corp.	20,250	225,990
Baker Hughes Co.	10,510	461,914
Cactus, Inc., Class A	6,100	418,826
Centrus Energy Corp.(a)(b)	8,950	814,450
ConocoPhillips	3,417	370,198
CONSOL Energy, Inc.(b)	3,700	483,590
Devon Energy Corp.	9,000	341,550
Diamondback Energy, Inc.	2,053	364,592
EOG Resources, Inc.	2,950	393,117
Exxon Mobil Corp.	3,195	376,882
Hess Corp.	2,750	404,745
International Seaways, Inc.	7,075	275,925
Kosmos Energy, Ltd.(a)(b)	84,950	334,703
Magnolia Oil & Gas Corp., Class A	14,791	410,302
Marathon Petroleum Corp.	2,232	348,527
Matador Resources Co.	7,103	426,251
Noble Corp. PLC	10,100	338,047

1 | November 30, 2024

Barron’s 400SM ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Energy (continued)
Northern Oil and Gas, Inc.(b)	10,250	$445,773
NOV, Inc.	22,250	356,445
Oceaneering International, Inc.(a)(b)	14,950	448,201
ONEOK, Inc.	3,800	431,680
Sabine Royalty Trust(b)	5,900	383,500
SM Energy Co.(b)	8,980	405,806
Targa Resources Corp.	2,364	482,965
TechnipFMC PLC	14,350	450,160
Texas Pacific Land Corp.(b)	428	684,839
Tidewater, Inc.(a)(b)	4,850	250,842
VAALCO Energy, Inc.(b)	62,500	320,000
Valspar Corp.(a)(b)	6,450	297,926
Viper Energy, Inc.(b)	8,274	447,706
Weatherford International PLC	3,859	317,596
Williams Cos., Inc.	7,871	460,611
Total Energy		13,674,531

Financials (22.32%)
1st Source Corp.	5,995	389,016
Aflac, Inc.	3,250	370,500
Allstate Corp.	1,900	394,041
Amalgamated Financial Corp.	11,249	400,802
American Express Co.	1,346	410,099
Ameriprise Financial, Inc.	800	459,176
Apollo Global Management, Inc.	3,041	532,266
Arch Capital Group, Ltd.	3,132	315,455
Assurant, Inc.	1,850	420,135
Axos Financial, Inc.(a)	5,528	457,995
Bancorp, Inc.(a)	6,910	403,751
Bank First Corp.	3,900	416,793
Bank OZK	8,515	425,495
Brown & Brown, Inc.	3,423	387,141
Byline Bancorp, Inc.	13,404	421,154
CBOE Holdings, Inc.	1,700	366,945
Cincinnati Financial Corp.	2,607	416,677
CME Group, Inc.	1,650	392,700
CNA Financial Corp.	7,087	357,468
CNO Financial Group, Inc.	10,550	420,945
Corpay, Inc.(a)	1,161	442,550
Customers Bancorp, Inc.(a)	7,399	417,674
Donnelley Financial Solutions, Inc.(a)	5,150	310,287
East West Bancorp, Inc.	4,454	488,515
Everest Group, Ltd.	917	355,393
FactSet Research Systems, Inc.	797	391,064
Fidelis Insurance Holdings, Ltd.(b)	20,100	412,653
Fifth Third Bancorp	8,451	406,155
First BanCorp	17,676	365,540
First Citizens BancShares, Inc., Class A	192	440,640
First Commonwealth Financial Corp.	21,120	397,690
First Mid Bancshares, Inc.	9,000	378,090
Fulton Financial Corp.	19,600	422,968
Globe Life, Inc.	3,345	372,098

Security Description	Shares	Value
Financials (continued)
Hamilton Insurance Group, Ltd.(a)	20,100	$383,508
Hamilton Lane, Inc., Class A(b)	2,350	452,140
HCI Group, Inc.(b)	3,500	426,545
Heritage Insurance Holdings, Inc.(a)	24,000	298,320
Independent Bank Corp.	10,550	396,996
Interactive Brokers Group, Inc.	2,768	528,937
International Bancshares Corp.	5,809	424,812
Jack Henry & Associates, Inc.	2,011	354,298
JPMorgan Chase & Co.	1,713	427,770
Kinsale Capital Group, Inc.	774	393,533
Lakeland Financial Corp.(b)	5,400	396,684
M&T Bank Corp.	2,090	459,779
Mastercard, Inc., Class A	729	388,513
Mercantile Bank Corp.	8,028	401,801
Merchants Bancorp	7,992	329,910
Metropolitan Bank Holding Corp.(a)	7,007	455,035
Moody's Corp.	737	368,485
Mr Cooper Group, Inc.(a)	3,750	370,012
NewtekOne, Inc.(b)	31,800	461,100
Nicolet Bankshares, Inc.	3,650	406,610
Northern Trust Corp.	4,000	444,640
OFG Bancorp	8,090	367,448
Old Second Bancorp, Inc.	21,390	397,854
Orrstown Financial Services, Inc.	10,200	402,900
Palomar Holdings, Inc.(a)	3,750	406,125
Pathward Financial, Inc.	5,273	442,299
Paymentus Holdings, Inc.(a)	16,550	625,755
Payoneer Global, Inc.(a)	48,400	528,044
PayPal Holdings, Inc.(a)	5,033	436,713
Peoples Bancorp, Inc.	11,500	403,420
Preferred Bank(b)	4,430	417,882
Progressive Corp.	1,400	376,432
QCR Holdings, Inc.	4,776	439,917
Raymond James Financial, Inc.	3,000	507,840
Reinsurance Group of America, Inc.	1,612	368,181
RenaissanceRe Holdings, Ltd.(b)	1,351	386,589
S&P Global, Inc.	680	355,307
S&T Bancorp, Inc.	8,336	356,697
Sezzle, Inc.(a)	2,350	996,470
Shift4 Payments, Inc.(a)(b)	4,295	489,974
Skyward Specialty Insurance
Group, Inc.(a)	9,150	495,107
Synchrony Financial	7,578	511,667
The Hartford Financial Services Group, Inc.	3,079	379,671
Tradeweb Markets, Inc.	3,010	407,855
Trinity Capital, Inc.	25,600	375,552
Unum Group	6,350	488,315
Virtu Financial, Inc., Class A	11,050	412,276
Visa, Inc., Class A	1,216	383,137
Wells Fargo & Co.	6,631	505,083
Westamerica BanCorp	7,050	403,472
WisdomTree, Inc.(b)	36,975	441,851

2 | November 30, 2024

Barron’s 400SM ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Financials (continued)
WR Berkley Corp.	6,082	$392,593
Total Financials		36,231,725

Health Care (8.25%)
ADMA Biologics, Inc.(a)	19,650	395,161
Amphastar Pharmaceuticals, Inc.(a)(b)	7,395	334,180
BioMarin Pharmaceutical, Inc.(a)	5,100	336,753
Catalyst Pharmaceuticals, Inc.(a)	17,509	386,424
Cencora, Inc.	1,488	374,306
Collegium Pharmaceutical, Inc.(a)(b)	9,654	294,447
Corcept Therapeutics, Inc.(a)(b)	9,278	535,155
DaVita, Inc.(a)	2,164	359,592
Doximity, Inc., Class A(a)	9,077	481,081
Eli Lilly & Co.	380	302,233
Exelixis, Inc.(a)	13,000	473,980
Halozyme Therapeutics, Inc.(a)	5,687	274,113
Harmony Biosciences Holdings, Inc.(a)	9,244	320,489
Hologic, Inc.(a)	4,300	341,850
Insulet Corp.(a)	1,536	409,774
Intuitive Surgical, Inc.(a)	721	390,782
IQVIA Holdings, Inc.(a)	1,517	304,674
iRadimed Corp.	7,303	393,851
Johnson & Johnson	2,150	333,271
Lantheus Holdings, Inc.(a)	3,342	298,340
Medpace Holdings, Inc.(a)	998	339,949
Molina Healthcare, Inc.(a)	1,000	297,900
Neurocrine Biosciences, Inc.(a)	2,901	367,702
Protagonist Therapeutics, Inc.(a)	7,750	339,450
Regeneron Pharmaceuticals, Inc.(a)	310	232,568
ResMed, Inc.	1,399	348,379
SIGA Technologies, Inc.	44,750	325,780
Stryker Corp.	958	375,680
Tactile Systems Technology, Inc.(a)	25,550	499,247
Tenet Healthcare Corp.(a)	2,167	309,188
TG Therapeutics, Inc.(a)(b)	14,350	499,380
UFP Technologies, Inc.(a)	1,116	360,379
United Therapeutics Corp.(a)	1,016	376,418
Universal Health Services, Inc., Class B	1,500	307,500
Veeva Systems, Inc., Class A(a)	1,642	374,130
Zimmer Biomet Holdings, Inc.	3,350	375,535
Zoetis, Inc.	1,860	325,965
Total Health Care		13,395,606

Industrials (19.73%)
3M Co.	2,650	353,854
AAON, Inc.	3,734	509,094
Advanced Drainage Systems, Inc.	2,427	328,349

Security Description	Shares	Value
Industrials (continued)
Allison Transmission Holdings, Inc.	4,082	$483,717
AO Smith Corp.	4,385	326,639
Apogee Enterprises, Inc.	5,366	451,871
Applied Industrial Technologies, Inc.	1,722	473,068
Argan, Inc.	3,950	615,963
Armstrong World Industries, Inc.	2,800	447,524
Automatic Data Processing, Inc.	1,297	398,088
Axon Enterprise, Inc.(a)	920	595,203
Blue Bird Corp.(a)	7,100	288,615
Brady Corp., Class A	4,784	358,274
Broadridge Financial Solutions, Inc.	1,687	398,166
Builders FirstSource, Inc.(a)	1,915	357,090
CACI International, Inc., Class A(a)	720	331,114
Carlisle Cos., Inc.	850	388,195
Caterpillar, Inc.	1,019	413,826
Cintas Corp.	1,734	391,520
Comfort Systems USA, Inc.	1,030	508,068
Copart, Inc.(a)	7,212	457,169
CSW Industrials, Inc.	1,050	443,509
Curtiss-Wright Corp.	1,150	429,674
Donaldson Co., Inc.	5,012	391,187
Dover Corp.	1,898	390,798
Dycom Industries, Inc.(a)	1,920	347,827
EMCOR Group, Inc.	878	447,885
Energy Recovery, Inc.(a)	22,350	347,766
Fastenal Co.	5,096	425,822
Federal Signal Corp.	4,136	402,888
FedEx Corp.	1,200	363,204
Ferguson Enterprises, Inc.	1,800	388,674
Franklin Covey Co.(a)	9,050	329,239
FTI Consulting, Inc.(a)	1,575	318,969
Genpact, Ltd.	9,174	423,472
Graco, Inc.	4,272	389,094
HEICO Corp., Class A	1,750	369,477
HNI Corp.	6,850	388,052
Howmet Aerospace, Inc.	3,750	443,925
Hubbell, Inc.	882	405,799
Hyster-Yale Materials Handling, Inc.(b)	6,001	337,496
IES Holdings, Inc.(a)	2,221	688,188
Interface, Inc.	18,800	499,140
ITT, Inc.	2,650	413,718
Lennox International, Inc.	586	390,938
Lindsay Corp.	2,900	385,033
Miller Industries, Inc.	6,150	452,763
MSA Safety, Inc.	2,000	347,620
Mueller Industries, Inc.(b)	5,071	409,585
Mueller Water Products, Inc.	17,550	439,452
NEXTracker, Inc.(a)	9,650	368,244
Old Dominion Freight Line, Inc.	1,872	421,462
Parker-Hannifin Corp.	589	414,008
Paychex, Inc.	2,658	388,786

3 | November 30, 2024

Barron’s 400SM ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Industrials (continued)
Paycom Software, Inc.	2,094	$485,640
Paylocity Holding Corp.(a)	2,272	471,531
Powell Industries, Inc.(b)	2,097	560,696
RB Global, Inc.(b)	4,200	410,592
REV Group, Inc.	13,050	404,811
Rollins, Inc.	7,015	353,065
Snap-on, Inc.	1,268	468,767
SS&C Technologies Holdings, Inc.	4,750	367,365
Sterling Infrastructure, Inc.(a)	2,795	543,488
Terex Corp.(b)	6,742	369,394
Thermon Group Holdings, Inc.(a)	12,347	389,671
Trinity Industries, Inc.	11,000	414,700
UL Solutions, Inc.	7,300	392,229
United Airlines Holdings, Inc.(a)	6,962	674,130
United Rentals, Inc.	476	412,216
Upwork, Inc.(a)(b)	35,350	599,889
Veralto Corp.	3,245	351,077
Vertiv Holdings Co.	4,095	522,522
Watts Water Technologies, Inc., Class A	1,850	399,212
Willdan Group, Inc.(a)	9,200	402,132
Woodward, Inc.	2,206	397,786
Xylem, Inc.	2,706	342,986
Total Industrials		32,013,000

Information Technology (13.80%)
ACI Worldwide, Inc.(a)	7,300	414,786
ACM Research, Inc., Class A(a)(b)	21,847	375,550
Adobe, Inc.(a)	689	355,476
Akamai Technologies, Inc.(a)	3,600	338,472
Amphenol Corp., Class A	5,663	411,417
Apple, Inc.	1,629	386,611
Applied Materials, Inc.	1,889	330,027
AppLovin Corp., Class A(a)	3,088	1,039,884
Arista Networks, Inc.(a)	1,009	409,472
Autodesk, Inc.(a)	1,324	386,476
Badger Meter, Inc.	1,665	361,005
Bel Fuse, Inc., Class B(b)	5,150	412,927
BlackLine, Inc.(a)(b)	7,150	443,371
Cirrus Logic, Inc.(a)	2,831	295,698
Clear Secure, Inc.(b)	11,500	297,620
Cognizant Technology Solutions Corp., Class A	4,585	369,047
CommVault Systems, Inc.(a)	2,400	411,816
CompoSecure, Inc.(b)	29,000	462,550
Daktronics, Inc.(a)(b)	28,250	435,050
Dropbox, Inc.(a)	14,350	396,921
Dynatrace, Inc.(a)	6,950	390,520
F5, Inc.(a)	1,657	414,830
Fabrinet(a)	1,600	375,328
First Solar, Inc.(a)	1,508	300,499
Flex, Ltd.(a)	11,950	465,692
Fortinet, Inc.(a)	4,680	444,834
Gartner, Inc.(a)	700	362,551
GoDaddy, Inc., Class A(a)	2,382	470,612
Hackett Group, Inc.	13,850	434,059

Security Description	Shares	Value
Information Technology (continued)
Immersion Corp.(b)	40,400	$361,176
InterDigital, Inc.(b)	2,657	520,666
International Business Machines Corp.	1,625	369,541
KLA Corp.	480	310,574
Manhattan Associates, Inc.(a)	1,338	381,919
Microsoft Corp.	826	349,778
Monolithic Power Systems, Inc.	396	224,785
Motorola Solutions, Inc.	812	405,756
Napco Security Technologies, Inc.	9,064	355,581
NetApp, Inc.	3,021	370,495
NVIDIA Corp.	3,083	426,225
ON Semiconductor Corp.(a)	5,067	360,365
Onto Innovation, Inc.(a)	1,900	311,942
Oracle Corp.	2,100	388,164
OSI Systems, Inc.(a)(b)	2,489	441,549
Palantir Technologies, Inc., Class A(a)	9,850	660,738
Palo Alto Networks, Inc.(a)	1,055	409,150
Pegasystems, Inc.	5,323	505,525
Photronics, Inc.(a)	15,336	382,020
QUALCOMM, Inc.	2,146	340,205
Qualys, Inc.(a)	2,820	433,152
Rambus, Inc.(a)	9,000	520,290
Teledyne Technologies, Inc.(a)	850	412,471
VeriSign, Inc.(a)	1,950	365,001
Workday, Inc., Class A(a)	1,450	362,486
Zoom Communications, Inc., Class A(a)	5,302	438,422
Total Information Technology		22,401,077

Materials (4.37%)
Air Products and Chemicals, Inc.	1,250	417,912
AptarGroup, Inc.	2,350	406,456
Cabot Corp.	3,371	369,529
Carpenter Technology Corp.	2,550	494,802
CF Industries Holdings, Inc.	4,466	400,422
Eagle Materials, Inc.	1,303	402,523
Ecolab, Inc.	1,420	353,253
FMC Corp.	5,650	333,858
Hawkins, Inc.	3,050	410,256
Louisiana-Pacific Corp.	3,600	425,520
Martin Marietta Materials, Inc.	671	402,600
NewMarket Corp.	635	338,811
Southern Copper Corp.(b)	3,622	363,468
Summit Materials, Inc., Class A(a)	9,300	473,742
Sylvamo Corp.(b)	4,583	422,965
United States Lime & Minerals, Inc.	4,223	646,119
Universal Stainless & Alloy Products, Inc.(a)	9,700	430,874
Total Materials		7,093,110

4 | November 30, 2024

Barron’s 400SM ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Utilities (1.70%)
Brookfield Infrastructure Corp.(b)	8,500	$381,565
Consolidated Water Co., Ltd.	13,700	368,941
Constellation Energy Corp.	1,800	461,808
NRG Energy, Inc.	4,450	452,164
Otter Tail Corp.(b)	4,501	362,961
Southern Co.	4,000	356,520
WEC Energy Group, Inc.(b)	3,700	373,885
Total Utilities		2,757,844

TOTAL COMMON STOCKS
(Cost $119,418,711)		158,413,131

Security Description	Shares	Value
LIMITED PARTNERSHIPS (2.03%)
Energy (2.03%)
Alliance Resource Partners LP	15,150	427,685
Cheniere Energy Partners LP	7,325	426,681
Energy Transfer LP	22,100	438,906
Enterprise Products Partners LP	12,025	414,021
Hess Midstream LP, Class A	9,616	364,446
MPLX LP	8,156	421,339
Natural Resource Partners LP	3,950	432,486
Western Midstream Partners LP	8,996	366,227
Total Energy		3,291,791

TOTAL LIMITED PARTNERSHIPS
(Cost $2,561,064)		3,291,791

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.48%)
Money Market Fund (0.34%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $549,004)	4.59%	549,004	$549,004

Investments Purchased with Collateral from Securities Loaned (5.14%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.63%
(Cost $8,337,054)		8,337,054	8,337,054
TOTAL SHORT TERM INVESTMENTS

(Cost $8,886,058)			8,886,058

TOTAL INVESTMENTS (105.11%)
(Cost $130,865,833)			$170,590,980
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.11%)			(8,290,475)
NET ASSETS - 100.00%			$162,300,505

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $19,396,663.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value*	$170,590,980
Dividends receivable	129,877
Total Assets	170,720,857

LIABILITIES:
Payable to adviser	83,298
Payable for collateral upon return of securities loaned	8,337,054
Total Liabilities	8,420,352
NET ASSETS	$162,300,505

NET ASSETS CONSIST OF:
Paid-in capital	$158,013,758
Total distributable earnings/(accumulated losses)	4,286,747
NET ASSETS	$162,300,505

INVESTMENTS, AT COST	$130,865,833

PRICING OF SHARES
Net Assets	$162,300,505
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,050,000
Net Asset Value, offering and redemption price per share	$79.17

*	Includes $19,396,663 of securities on loan.

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2024

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend Income*	$2,327,780
Securities lending income	38,817
Total investment income	2,366,597

EXPENSES:
Investment adviser fees	918,924
Other expenses	5,923
Net expenses	924,847
NET INVESTMENT INCOME	1,441,750

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	20,657,427
Net change in unrealized appreciation/(depreciation) on investments	24,282,171
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	44,939,598
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,381,348

*	Net of foreign tax withholding of $4,018.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

7 | November 30, 2024

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$1,441,750	$2,107,673
Net realized gain/(loss)	20,657,427	(759,393)
Net change in unrealized appreciation/(depreciation)	24,282,171	641,095
Net increase in net assets resulting from operations	46,381,348	1,989,375

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,760,535)	(2,124,271)
Total distributions	(1,760,535)	(2,124,271)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(14,307,311)	(7,125,697)
Net decrease from capital share transactions	(14,307,311)	(7,125,697)
Net increase/(decrease) in net assets	30,313,502	(7,260,593)

NET ASSETS:
Beginning of year	131,987,003	139,247,596
End of year	$162,300,505	$131,987,003

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,275,000	2,400,000
Shares sold	–	–
Shares redeemed	(225,000)	(125,000)
Shares outstanding, end of year	2,050,000	2,275,000

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2024

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$58.02	$58.02	$62.39	$47.32	$42.04

INCOME FROM OPERATIONS:
Net investment income(a)	0.69	0.91	0.75	0.52	0.43
Net realized and unrealized gain/(loss)	21.24	(0.02)	(4.55)	15.05	5.14
Total from investment operations	21.93	0.89	(3.80)	15.57	5.57

DISTRIBUTIONS:
From net investment income	(0.78)	(0.89)	(0.57)	(0.50)	(0.29)
Total distributions	(0.78)	(0.89)	(0.57)	(0.50)	(0.29)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	21.15	0.00	(4.37)	15.07	5.28
NET ASSET VALUE, END OF PERIOD	$79.17	$58.02	$58.02	$62.39	$47.32
TOTAL RETURN(b)	38.15%	1.67%	(6.18)%	33.18%	13.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$162,301	$131,987	$139,248	$155,968	$118,293

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.03%	1.63%	1.32%	0.90%	1.08%
Portfolio turnover rate(c)	90%	83%	94%	91%	83%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

10 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$158,413,131	$–	$–	$158,413,131
Limited Partnerships*	3,291,791	–	–	3,291,791
Short Term Investments	8,886,058	–	–	8,886,058
Total	$170,590,980	$–	$–	$170,590,980

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

11 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, investment in partnerships, and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Barron’s 400SM ETF	$3,035,157	$(3,035,157)

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Barron’s 400SM ETF	$1,760,535	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
Barron’s 400SM ETF	$2,124,271	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$36,595,146	$–

The Fund used capital loss carryovers during the year ended November 30, 2024, in the amount of $17,765,236.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$787,404
Accumulated net realized loss on investments	(36,595,146)
Net unrealized appreciation on investments	40,094,489
Total	$4,286,747

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$42,663,346
Gross depreciation (excess of tax cost over value)	(2,568,857)
Net depreciation of foreign currency	–
Net unrealized appreciation/(depreciation)	$40,094,489
Cost of investments for income tax purposes	$130,496,491

12 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 SM ETF	$19,396,663	$8,337,054	$11,411,637	$19,748,691

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

13 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

Barron's 400 SM ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$8,337,054	$	$–	$–	$8,337,054
Total Borrowings					8,337,054
Gross amount of recognized liabilities for securities lending (collateral received)					$8,337,054

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$127,235,988	$127,362,732

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$–	$14,324,278

For the year ended November 30, 2024, the Fund had in-kind net realized gains of $2,995,004.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

14 | November 30, 2024

Barron’s 400SM ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2024 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2024, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Barron's 400 SM ETF	$505,273	$634,548	$(125,230)

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

15 | November 30, 2024

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barron’s 400SM ETF

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

16 | November 30, 2024

Barron’s 400SM ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Barron’s 400 SM ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 SM ETF	100%	100%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 SM ETF (the “Fund”) is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 Index℠” is calculated and published by the Index Provider. “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. (“DJC”) or its affiliates and have been licensed to the Index Provider and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (the “Sub-Licensee”). The Barron’s 400℠ ETF (the “Product”) is not sponsored or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron's 400 IndexSM is determined, composed and calculated by the Index Provider without regard to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 IndexSM to the Index Provider or the Sub-Licensee to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron's 400 IndexSM or in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 IndexSM or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

17 | November 30, 2024

Barron’s 400SM ETF

Additional Information	November 30, 2024 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

18 | November 30, 2024

Barron’s 400SM ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Fund’s Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

19 | November 30, 2024

Barron’s 400SM ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

20 | November 30, 2024

Barron’s 400SM ETF

Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

21 | November 30, 2024

Barron’s 400SM ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF ("BFOR" or the "Fund"). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between the underlying index and the Fund's performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	BFOR

The gross management fee rate for BFOR is higher than the median of its FUSE expense group. BFOR’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of BFOR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to BFOR.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

22 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

BARRON'S 400℠ ETF

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

Level Four Large Cap Growth Active ETF (NASDAQ: LGRO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	5
Notes to Financial Statements and Financial Highlights	6
Report of Independent Registered Public Accounting Firm	12
Additional Information	13
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	14
Proxy Disclosures for Open-End Management Investment Companies	15
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	16
Statement Regarding Basis for Approval of Investment Advisory Contract	17

alpsfunds.com

Level Four Large Cap Growth Active ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (99.71%)
Communication Services (11.05%)
Alphabet, Inc., Class A	25,326	$4,278,828
Meta Platforms, Inc., Class A	5,244	3,011,734
Netflix, Inc.(a)	2,408	2,135,439
Walt Disney Co.	6,939	815,124
Total Communication Services		10,241,125

Consumer Discretionary (16.44%)
Amazon.com, Inc.(a)	24,352	5,062,538
Booking Holdings, Inc.	657	3,417,701
Etsy, Inc.(a)	11,558	634,072
Home Depot, Inc.	4,607	1,977,002
McDonald's Corp.	2,821	835,044
PulteGroup, Inc.	6,768	915,507
RH(a)	6,175	2,378,239
Total Consumer Discretionary		15,220,103

Consumer Staples (1.05%)
Constellation Brands, Inc., Class A	2,959	712,971
Estee Lauder Cos., Inc., Class A	3,591	258,983
Total Consumer Staples		971,954

Energy (1.11%)
Phillips 66	7,700	1,031,646

Financials (15.02%)
Blackrock, Inc.	3,021	3,089,879
Fidelity National Information Services, Inc.	10,979	936,509
Mastercard, Inc., Class A	3,356	1,788,547
Morgan Stanley	16,554	2,178,672
MSCI, Inc.	3,237	1,973,372
PayPal Holdings, Inc.(a)	35,234	3,057,253
Visa, Inc., Class A	2,823	889,471
Total Financials		13,913,703

Health Care (5.27%)
AbbVie, Inc.	5,553	1,015,809
Biogen, Inc.(a)	3,690	592,725
UnitedHealth Group, Inc.	3,893	2,375,509
Vertex Pharmaceuticals, Inc.(a)	1,927	902,087
Total Health Care		4,886,130

Industrials (7.40%)
Fortive Corp.	10,184	807,897
Lockheed Martin Corp.	1,794	949,761
Paycom Software, Inc.	4,095	949,712
TransDigm Group, Inc.	611	765,565
Uber Technologies, Inc.(a)	33,616	2,419,008
United Rentals, Inc.	1,115	965,590
Total Industrials		6,857,533

Information Technology (40.75%)
Apple, Inc.	28,108	6,670,872
Applied Materials, Inc.	7,608	1,329,194

Security Description	Shares	Value
Information Technology (continued)
Broadcom, Inc.	9,946	$1,612,048
Cognizant Technology Solutions Corp., Class A	11,549	929,579
DocuSign, Inc.(a)	27,104	2,159,918
Lam Research Corp.	34,763	2,568,290
Micron Technology, Inc.	13,549	1,327,125
Microsoft Corp.	12,330	5,221,261
Monolithic Power Systems, Inc.	2,280	1,294,219
NVIDIA Corp.	26,377	3,646,620
Palo Alto Networks, Inc.(a)	2,638	1,023,069
Salesforce, Inc.	5,655	1,866,093
ServiceNow, Inc.(a)	2,131	2,236,357
Snowflake, Inc., Class A(a)	18,314	3,201,287
Twilio, Inc., Class A(a)	25,459	2,661,484
Total Information Technology		37,747,416

Real Estate (1.62%)
Zillow Group, Inc.(a)	17,705	1,499,791

TOTAL COMMON STOCKS
(Cost $68,026,801)		92,369,401

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.29%)
Money Market Fund (0.29%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	4.59%	272,444	$272,444

TOTAL SHORT TERM INVESTMENTS

(Cost $272,444)			272,444

TOTAL INVESTMENTS (100.00%)
(Cost $68,299,245)			$92,641,845
OTHER ASSETS IN EXCESS OF LIABILITIES (0.00%)			3,954
NET ASSETS - 100.00%			$92,645,799

(a)	Non-income producing security.

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$92,641,845
Dividends receivable	40,907
Total Assets	92,682,752

LIABILITIES:
Payable to adviser	36,953
Total Liabilities	36,953
NET ASSETS	$92,645,799

NET ASSETS CONSIST OF:
Paid-in capital	$68,388,880
Total distributable earnings/(accumulated losses)	24,256,919
NET ASSETS	$92,645,799

INVESTMENTS, AT COST	$68,299,245

PRICING OF SHARES
Net Assets	$92,645,799
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,628,400
Net Asset Value, offering and redemption price per share	$35.25

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statement of Operations	For the Year Ended November 30, 2024

INVESTMENT INCOME:
Dividend income*	$766,298
Securities lending income	8
Total investment income	766,306

EXPENSES:
Investment adviser fees	403,937
Other expenses	3,371
Total expenses	407,308
NET INVESTMENT INCOME	358,998

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	3,807,783
Net realized loss on foreign currency transactions	(6)
Total Net realized gain	3,807,777
Net change in unrealized appreciation on investments	19,683,905
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	23,491,682
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,850,680

*	Net of foreign tax withholding of $47.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and Financial Highlights).

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
OPERATIONS:
Net investment income	$358,998	$159,824
Net realized gain	3,807,777	9,283,702
Net change in unrealized appreciation/(depreciation)	19,683,905	(5,880,533)
Net increase in net assets resulting from operations	23,850,680	3,562,993

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(472,605)	–
Total distributions	(472,605)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,491,395	79,064,503 *
Cost of shares redeemed	(13,367,369)	(17,483,798)
Net increase from capital share transactions	4,124,026	61,580,705
Net increase in net assets	27,502,101	65,143,698

NET ASSETS:
Beginning of period	65,143,698	–
End of period	$92,645,799	$65,143,698

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,473,400	–
Shares sold	605,000	3,183,400
Shares redeemed	(450,000)	(710,000)
Shares outstanding, end of period	2,628,400	2,473,400

*	On August 22, 2023, the Fund received securities in connection with an in-kind subscription transaction. The seed shares totaled 883,398 with a NAV of $25. For financial reporting purposes, these transactions were treated as purchases of securities and recognized based on the market value of the securities. The value of the initial in-kind subscription was $22,084,950.

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

Level Four Large Cap Growth Active ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$26.34	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.14	0.07
Net realized and unrealized gain	8.95	1.27
Total from investment operations	9.09	1.34

DISTRIBUTIONS:
From net investment income	(0.18)	–
Total distributions	(0.18)	–

NET INCREASE IN NET ASSET VALUE	8.91	1.34
NET ASSET VALUE, END OF PERIOD	$35.25	$26.34
TOTAL RETURN(b)	34.63%	5.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$92,646	$65,144

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	0.44%	1.01	%(c)
Portfolio turnover rate(d)	8%	0%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Level Four Large Cap Growth Active ETF (the “Fund”). The investment objective of the Fund is to seek maximum total return and above peer average risk-adjusted return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

The Sub-Adviser manages multiple separately managed accounts (the “SMAs”) that contributed specific assets to the Fund (the “Contribution”). The Adviser and Sub-Adviser paid all costs surrounding the Contribution. The Contribution was tax free, and the cost basis of the SMAs were carried forward to the Fund for tax and financial reporting purposes. The Contribution resulted in seed shares totaling 883,398 with a Net Asset Value of $25. The details of the Contribution are shown below:

Net Assets	Market Value of Investments	Cost of Investments	Unrealized Appreciation
$ 22,084,950	$ 22,084,950	$ 11,545,722	$ 10,539,228

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

6 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

Level Four Large Cap Growth Active ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$92,369,401	$–	$–	$92,369,401
Short Term Investments	272,444	–	–	272,444
Total	$92,641,845	$–	$–	$92,641,845

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

7 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Level Four Large Cap Growth Active ETF	$3,705,864	$(3,705,864)

The tax character of the distributions paid during the fiscal year ended November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
Level Four Large Cap Growth Active ETF	$472,605	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Level Four Large Cap Growth Active ETF	$–	$131,843

The Fund used capital loss carryovers during the year ended November 30, 2024 in the amount of $102,008.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses	Net Unrealized Appreciation/(Depreciation) on Investments	Total
Level Four Large Cap Growth Active ETF	$46,201	$(131,843)	$–	$24,342,561	$24,256,919

8 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Level Four Large Cap Growth Active ETF
Gross appreciation (excess of value over tax cost)	$25,395,229
Gross depreciation (excess of tax cost over value)	(1,052,668)
Net unrealized appreciation/(depreciation)	$24,342,561
Cost of investments for income tax purposes	$68,299,284

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2024, the Fund did not have any securities on loan.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

9 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$12,232,327	$6,344,478

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$15,131,349	$12,967,088

For the year ended November 30, 2024, the Level Four Large Cap Growth Active ETF had in-kind net realized gain of $3,706,016.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

10 | November 30, 2024

Level Four Large Cap Growth Active ETF

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11 | November 30, 2024

Level Four Large Cap Growth Active ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Level Four Large Cap Growth Active ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Level Four Large Cap Growth Active ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period August 22, 2023 (commencement of operations) through November 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period August 22, 2023 (commencement of operations) through November 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

12 | November 30, 2024

Level Four Large Cap Growth Active ETF

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Level Four Large Cap Growth Active ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction	199A
Level Four Large Cap Growth Active ETF	100.00%	90.18%	0.00%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

13 | November 30, 2024

Level Four Large Cap Growth Active ETF

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

Not applicable for this reporting period.

14 | November 30, 2024

Level Four Large Cap Growth Active ETF

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

15 | November 30, 2024

Level Four Large Cap Growth Active ETF

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$—	$162,500
Edmund J. Burke, Trustee	166,500	—	166,500
Jeremy W. Deems, Trustee	174,500	—	174,500
Rick A. Pederson, Trustee	186,500	—	186,500
Joseph F. Keenan, Trustee	40,000	—	40,000
Susan K. Wold, Trustee	40,000	—	40,000
Laton Spahr, President and Trustee*	—	—	—
Total	$770,000	$—	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

16 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Level Four Large Cap Growth Active ETF (the “Fund” or “LGRO”) and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Level Four Capital Management, LLC (the “Sub-Adviser” or “Level Four”) with respect to the Fund (the “Level Four Sub-Advisory Agreement”).

In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 3 month and since inception periods and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	LGRO

The gross management fee rate for LGRO is lower than the median of its FUSE expense group. LGRO’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of LGRO and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to LGRO.

17 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the Level Four Sub-Advisory Agreement.

In evaluating the Level Four Sub-Advisory Agreement the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Level Four with respect to LGRO under the Level Four Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by LGRO compared to those of similar funds managed by other investment advisers; (iii) the profitability to Level Four of its sub-advisory relationship with LGRO and the reasonableness of compensation to Level Four; (iv) the extent to which economies of scale would be realized if, and as, LGRO’s assets increase, and whether the fee level in the Level Four Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by Level Four under the Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the Level Four Sub-Advisory Agreement, LGRO’s performance, financial information regarding Level Four, information describing Level Four’s current organization and the background and experience of the persons responsible for the day-to-day management of LGRO. Based upon their review, the Board, including the Independent Trustees concluded that Level Four was qualified to oversee the portfolio management of Level Four and that the services provided by Level Four to LGRO are satisfactory.

The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to Level Four with respect to LGRO was 0.25% of LGRO’s average daily net assets out of a total management fee of 0.50% of LGRO’s average daily net assets.

In reviewing LGRO’s profitability with respect to Level Four, the Board, including the Independent Trustees considered the resources involved in managing LGRO.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by Level Four from its relationships with LGRO, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if LGRO’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that LGRO commenced operations on August 22, 2023 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to LGRO.

In voting to approve the Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Level Four Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

At its meeting held on November 8, 2024, the Board, where certain Trustees were not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve a new Investment Sub-Advisory Agreement between the Trust, AAI and Level Four with respect to the Fund (the “New Level Four Sub-Advisory Agreement”) in advance of a transaction involving the transfer of a majority equity position in Carr, Riggs & Ingram, LLC (“CRI”), the parent company of Level Four, to a group of new investors which include Centerbridge Partners, L.P. and Bessemer Venture Partners (the “Transaction”). The Transaction closing constitutes a deemed “assignment” of the Level Four Sub-Advisory Agreement and therefore results in the automatic termination of such agreement under the Investment Company Act of 1940, as amended. The New Level Four Sub-Advisory Agreement contains materially identical terms as compared to the Level Four Sub-Advisory Agreement.

The Board, including the Independent Trustees, discussed the Transaction, Level Four, the Level Four Sub-Advisory Agreement and the New Level Four Sub-Advisory Agreement, as applicable. The Independent Trustees also met separately to consider the foregoing. At the Board meeting and throughout the process of considering the Transaction, the Board, including the Independent Trustees, was advised by counsel to the Independent Trustees and counsel to the Trust.

18 | November 30, 2024

Level Four Large Cap Growth Active ETF

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

In their consideration of the New Level Four Sub-Advisory Agreement, counsel to the Independent Trustees and counsel to the Trust requested certain materials from Level Four and reviewed their responses thereto. The Board communicated with representatives of Level Four regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Fund and its shareholders. In this regard, the Trustees spoke with representatives of AAI and Level Four during the Board meeting and, with respect to the Independent Trustees, in private session to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of AAI and Level Four indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund, or (ii) the capabilities of Level Four to continue to provide the same level of sub-advisory services to the Fund. AAI recommended that the Board approve the New Level Four Sub-Advisory Agreement.

In determining whether to approve the New Level Four Sub-Advisory Agreement, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of the New Level Four Sub-Advisory Agreement, including the fees payable by AAI to Level Four, are the same as the Level Four Sub-Advisory Agreement, but for the new commencement date;

•	assurances from Level Four that the manner in which the Fund’s assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction, and that Level Four will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Fund by Level Four;

•	Level Four’s financial condition, its parent company’s (CRI’s) financial condition, as well as the financial condition of the two new investors in CRI in connection with the Transaction;

•	that while the operations of Level Four are expected to continue without change following the Transaction, Level Four expects to benefit indirectly from the Transaction;

•	the potential adverse effects on the Fund in the event the Transaction is completed and the New Level Four Sub-Advisory Agreement is not approved;

•	the fact that Fund shareholders will not bear any costs in connection with the Transaction because Level Four or its affiliates have committed to pay the expenses of the Fund in connection with the Transaction; and

•	representations from Level Four that there are no other material updates to the information provided by Level Four to the Board in support of the Board’s consideration and approval of the continuance of the Level Four Sub-Advisory Agreement at its June 2024 meetings.

In voting to approve the New Level Four Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the New Level Four Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

Annual Financial Statements & Other Information

November 30, 2024

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	3
RiverFront Strategic Income Fund	5
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	10
RiverFront Dynamic US Dividend Advantage ETF	11
RiverFront Strategic Income Fund	12
Financial Highlights	13
Notes to Financial Statements and Financial Highlights	16
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	26
Proxy Disclosures for Open-End Management Investment Companies	27
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	28
Statement Regarding Basis for Approval of Investment Advisory Contract	29

alpsfunds.com

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
CORPORATE BONDS (73.07%)
Communications (1.15%)
Charter Communications
Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/2025	$50,000	$49,981
Comcast Corp.
4.150%, 10/15/2028	214,000	211,004
Total Communications		260,985

Consumer Discretionary (15.20%)
Ford Motor Co.
9.625%, 04/22/2030	295,000	345,679
Ford Motor Credit Co. LLC
7.350%, 11/04/2027	480,000	506,441
General Motors Financial Co., Inc.
6.400%, 01/09/2033	729,000	773,709
Goodyear Tire & Rubber Co.
4.875%, 03/15/2027	213,000	208,563
Hyatt Hotels Corp.
5.750%, 04/23/2030	729,000	754,633
Marriott International, Inc.
4.000%, 04/15/2028(a)	488,000	478,571
Toyota Motor Credit Corp.
3.950%, 06/30/2025	373,000	371,548
Total Consumer Discretionary		3,439,144

Consumer Staples (1.78%)
Dollar Tree, Inc.
4.000%, 05/15/2025	405,000	403,102
Total Consumer Staples		403,102

Energy (8.40%)
Hess Midstream Operations LP
4.250%, 02/15/2030(b)	213,000	200,430
Kinetik Holdings LP
6.625%, 12/15/2028(b)	848,000	868,871
Marathon Oil Corp.
4.400%, 07/15/2027	401,000	399,513
Phillips 66 Co.
5.250%, 06/15/2031	423,000	430,827
Total Energy		1,899,641

Financials (24.12%)
Bank of America Corp.
4.250%, 10/22/2026	298,000	295,475
5Y US TI + 3.23%(c)(d)	525,000	537,859
Blue Owl Credit Income Corp.
7.750%, 01/15/2029	848,000	906,347
Citigroup, Inc.
4.450%, 09/29/2027	387,000	382,963
6.625%, 06/15/2032	126,000	137,508
FNB Corp.
5.150%, 08/25/2025	441,000	440,684

Security Description	Principal Amount	Value
Financials (continued)
FS KKR Capital Corp.
4.250%, 02/14/2025(b)	$405,000	$403,950
Host Hotels & Resorts LP
4.000%, 06/15/2025	265,000	263,341
Iron Mountain, Inc.
4.875%, 09/15/2027(b)	407,000	401,108
JPMorgan Chase & Co.
4.250%, 10/01/2027	252,000	250,843
Morgan Stanley
5.000%, 11/24/2025	443,000	443,610
PNC Financial Services Group, Inc.
5Y US TI + 3.238%(c)(d)	525,000	532,635
Royal Bank of Canada
6.000%, 11/01/2027	443,000	460,435
Total Financials		5,456,758

Health Care (1.32%)
CVS Health Corp.
4.300%, 03/25/2028	86,000	84,366
HCA, Inc.
5.375%, 09/01/2026	213,000	214,137
Total Health Care		298,503

Industrials (5.06%)
Boeing Co.
4.875%, 05/01/2025	385,000	384,585
Ingersoll Rand, Inc.
5.700%, 08/14/2033	729,000	760,586
Total Industrials		1,145,171

Materials (0.95%)
DuPont de Nemours, Inc.
4.725%, 11/15/2028	213,000	214,854
Total Materials		214,854

Technology (6.76%)
Concentrix Corp.
6.850%, 08/02/2033	729,000	748,808
Flex, Ltd.
5.250%, 01/15/2032	300,000	300,849
Micron Technology, Inc.
5.375%, 04/15/2028	471,000	480,018
Total Technology		1,529,675

Utilities (8.33%)
Dominion Energy, Inc.
4.250%, 06/01/2028	488,000	482,179
Public Service Enterprise Group, Inc.
5.850%, 11/15/2027	480,000	496,777
Southern California Gas Co.
5.200%, 06/01/2033	429,000	438,813

See Notes to Financial Statements and Financial Highlights.

1 | November 30, 2024

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC
7.750%, 10/15/2031(b)	$439,000	$466,715
Total Utilities		1,884,484

TOTAL CORPORATE BONDS
(Cost $16,440,912)		16,532,317

GOVERNMENT BONDS (21.59%)
United States Treasury Bond
6.125%, 08/15/2029	729,000	792,105
4.375%, 05/15/2034	350,000	354,840
4.750%, 11/15/2043	2,289,000	2,375,106
4.000%, 11/15/2052	950,000	885,986
3.625%, 05/15/2053	547,000	477,343
TOTAL GOVERNMENT BONDS
(Cost $5,027,831)		4,885,380

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.29%)
Money Market Fund (4.29%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier Class)	4.59%	969,566	$969,566

TOTAL SHORT TERM INVESTMENTS

(Cost $969,566)			969,566

TOTAL INVESTMENTS (98.94%)
(Cost $22,438,309)			$22,387,263
OTHER ASSETS IN EXCESS OF LIABILITIES (1.06%)			239,205
NET ASSETS - 100.00%			$22,626,468

Investment Abbreviations:

TI - Treasury Index

Reference Rates:

5Y US TI - 5 Year US TI as of November 30, 2024 was 4.05%

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2024, the market value of those securities was $478,571, representing 2.12% of net assets.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,341,074, representing 10.35% of net assets.
(c)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2024. Security description includes the reference rate and spread if published and available.
(d)	Securities are perpetual and thus do not have a predetermined maturity date.

See Notes to Financial Statements and Financial Highlights.

2 | November 30, 2024

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
COMMON STOCKS (98.21%)
Communication Services (3.64%)
Alphabet, Inc., Class A	3,548	$599,434
Alphabet, Inc., Class C	10,224	1,743,090
TEGNA, Inc.	27,435	514,955
Total Communication Services		2,857,479

Consumer Discretionary (11.66%)
Amazon.com, Inc.(a)	15,999	3,326,032
Ethan Allen Interiors, Inc.	16,052	493,278
H&R Block, Inc.	22,456	1,331,192
Nordstrom, Inc.	27,736	629,884
Perdoceo Education Corp.	68,967	1,893,144
TJX Cos., Inc.	7,994	1,004,766
Upbound Group, Inc.	13,915	478,537
Total Consumer Discretionary		9,156,833

Consumer Staples (2.82%)
Altria Group, Inc.	11,475	662,566
B&G Foods, Inc.(b)	104,878	700,585
Coca-Cola Co.	7,695	493,096
Philip Morris International, Inc.	2,680	356,601
Total Consumer Staples		2,212,848

Energy (8.35%)
Antero Midstream Corp.	83,002	1,325,542
Crescent Energy Co.	76,572	1,138,625
Devon Energy Corp.	8,293	314,719
EOG Resources, Inc.	8,426	1,122,849
Exxon Mobil Corp.	7,255	855,800
Kinder Morgan, Inc.	42,170	1,192,146
VAALCO Energy, Inc.(b)	119,297	610,801
Total Energy		6,560,482

Financials (18.59%)
Fidelity National Information Services, Inc.	14,296	1,219,449
First Financial Corp.	15,950	778,998
First Horizon National Corp.	41,047	867,323
FNB Corp.	28,665	491,605
Fulton Financial Corp.	27,698	597,723
Hanmi Financial Corp.	36,110	955,109
Heritage Commerce Corp.	68,960	732,355
Old Republic International Corp.	33,853	1,319,251
OneMain Holdings, Inc.	11,244	644,843
Ready Capital Corp.(b)	37,700	277,849
Starwood Property Trust, Inc.	15,633	318,444
TrustCo Bank Corp. NY	20,260	754,482
Universal Insurance Holdings, Inc.	35,866	811,648
US Bancorp	25,702	1,369,660
Valley National Bancorp	53,953	574,060
Veritex Holdings, Inc.	19,505	593,147
Visa, Inc., Class A	3,224	1,015,818
Washington Trust Bancorp, Inc.	22,450	833,793

Security Description	Shares	Value
Financials (continued)
Western Union Co.	40,474	$445,619
Total Financials		14,601,176

Health Care (1.70%)
Amgen, Inc.	1,846	522,178
National Research Corp.	41,358	813,098
Total Health Care		1,335,276

Industrials (6.67%)
Apogee Enterprises, Inc.	13,375	1,126,309
Deluxe Corp.	37,679	873,023
Genco Shipping & Trading, Ltd.	37,669	597,807
Lockheed Martin Corp.	1,024	542,116
MSC Industrial Direct Co. Inc, Class A, Class A(b)	5,199	446,490
Paychex, Inc.	3,716	543,539
Pitney Bowes, Inc.	137,972	1,112,054
Total Industrials		5,241,338

Information Technology (32.09%)
Apple, Inc.	27,011	6,410,521
Cisco Systems, Inc.	23,434	1,387,527
Hewlett Packard Enterprise Co.	65,320	1,386,090
International Business Machines Corp.	6,440	1,464,520
Microsoft Corp.	14,182	6,005,510
NVIDIA Corp.	55,670	7,696,378
QUALCOMM, Inc.	5,422	859,550
Total Information Technology		25,210,096

Materials (2.45%)
Greif, Inc.	6,622	501,550
Myers Industries, Inc.	62,550	725,580
Ramaco Resources, Inc.	54,854	699,389
Total Materials		1,926,519

Real Estate (6.61%)
Camden Property Trust	4,040	508,232
Curbline Properties Corp.(a)	21,258	515,719
Global Medical REIT, Inc.	94,775	842,550
Invitation Homes, Inc.	13,743	470,698
Medical Properties Trust, Inc.	103,111	452,657
Piedmont Office Realty Trust, Inc., Class A	33,013	314,284
SITE Centers Corp.	10,436	161,967
Tanger, Inc.	27,351	1,011,166
Universal Health Realty Income Trust	21,627	912,443
Total Real Estate		5,189,716

Utilities (3.63%)
Clearway Energy, Inc., Class C	40,562	1,196,174
Evergy, Inc.	7,014	453,315

See Notes to Financial Statements and Financial Highlights.

3 | November 30, 2024

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2024

Security Description	Shares	Value
Utilities (continued)
Public Service Enterprise Group, Inc.	12,766	$1,203,834
Total Utilities		2,853,323

TOTAL COMMON STOCKS
(Cost $61,447,368)		77,145,086

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.34%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier Class)
(Cost $1,351,731)	4.59%	1,351,731	$1,351,731

Investments Purchased with Collateral from Securities Loaned (0.62%)
State Street Navigator
Securities Lending
Government Money Market Portfolio, 4.63%
(Cost $488,375)		488,375	488,375
TOTAL SHORT TERM INVESTMENTS

(Cost $1,840,106)			1,840,106

TOTAL INVESTMENTS (100.55%)
(Cost $63,287,474)			$78,985,192
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.55%)			(429,549)
NET ASSETS - 100.00%			$78,555,643

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,227,393.

See Notes to Financial Statements and Financial Highlights.

4 | November 30, 2024

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
CORPORATE BONDS (77.20%)
Communications (4.97%)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.500%, 05/01/2026(a)	$341,000	$340,754
Charter Communications Operating LLC / Charter Communications Operating Capital
6.150%, 11/10/2026	893,000	912,231
Netflix, Inc.
4.375%, 11/15/2026	616,000	615,503
Sirius XM Radio, Inc.
5.000%, 08/01/2027(a)	720,000	708,307
T-Mobile USA, Inc.
4.750%, 02/01/2028	1,076,000	1,072,714
Warnermedia Holdings, Inc.
6.412%, 03/15/2026	343,000	343,007
Total Communications		3,992,516

Consumer Discretionary (13.97%)
Brink's Co.
6.500%, 06/15/2029(a)	832,000	851,150
Ford Motor Credit Co. LLC 6.950%, 03/06/2026	753,000	767,215
General Motors Financial Co., Inc.
5.400%, 04/06/2026	710,000	715,145
Goodyear Tire & Rubber Co.
5.000%, 05/31/2026	782,000	774,164
Group 1 Automotive, Inc.
6.375%, 01/15/2030(a)	868,000	879,965
Hilton Domestic Operating Co., Inc.
5.750%, 05/01/2028(a)	893,000	894,402
Hyatt Hotels Corp.
5.750%, 01/30/2027	735,000	748,930
Las Vegas Sands Corp.
6.000%, 08/15/2029	808,000	828,106
Lennar Corp.
4.750%, 11/29/2027	740,000	742,824
Marriott International, Inc.
4.900%, 04/15/2029	710,000	715,590
MGM Resorts International
5.500%, 04/15/2027	760,000	760,255
Newell Brands, Inc.
6.375%, 09/15/2027	893,000	908,276
Service Corp. International
5.750%, 10/15/2032	891,000	888,811
Volkswagen Group of America Finance LLC
6.450%, 11/16/2030(a)	725,000	761,333
Total Consumer Discretionary		11,236,166

Security Description	Principal Amount	Value
Consumer Staples (2.68%)
Anheuser-Busch InBev Worldwide, Inc.
4.750%, 01/23/2029	$648,000	$654,634
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co Sarl
5.125%, 02/01/2028	720,000	722,152
Post Holdings, Inc.
6.250%, 02/15/2032(a)	772,000	780,975
Total Consumer Staples		2,157,761

Energy (8.00%)
Columbia Pipelines Holding Co. LLC
6.042%, 08/15/2028(a)	753,000	777,663
DCP Midstream Operating LP
5.375%, 07/15/2025	393,000	393,927
EQM Midstream Partners LP
6.375%, 04/01/2029(a)	1,116,000	1,139,850
Hess Midstream Operations LP
6.500%, 06/01/2029(a)	808,000	828,433
Hilcorp Energy I LP / Hilcorp Finance Co.
7.250%, 02/15/2035(a)	891,000	872,852
Kinetik Holdings LP
6.625%, 12/15/2028(a)	753,000	771,533
Murphy Oil Corp.
6.000%, 10/01/2032	891,000	873,068
Sunoco LP / Sunoco Finance Corp.
7.000%, 09/15/2028(a)	753,000	775,733
Total Energy		6,433,059

Financials (21.67%)
Aircastle, Ltd.
6.500%, 07/18/2028(a)	753,000	785,989
American Express Co.
5.850%, 11/05/2027	796,000	824,096
Ares Capital Corp.
7.000%, 01/15/2027	720,000	745,924
Avolon Holdings Funding, Ltd.
6.375%, 05/04/2028(a)	766,000	795,301
Banco Santander SA
5.147%, 08/18/2025	720,000	721,361
Block, Inc.
6.500%, 05/15/2032(a)	784,000	805,344
Blue Owl Credit Income Corp.
7.750%, 01/15/2029	720,000	769,540
Blue Owl Technology Finance Corp. II
6.750%, 04/04/2029(a)	760,000	767,212
Capital One Financial Corp.
4.200%, 10/29/2025	648,000	643,963
Citigroup, Inc.
4.450%, 09/29/2027	1,000,000	989,569
EPR Properties
4.750%, 12/15/2026	615,000	611,661

See Notes to Financial Statements and Financial Highlights.

5 | November 30, 2024

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
Financials (continued)
HAT Holdings I LLC / HAT Holdings II LLC
8.000%, 06/15/2027(a)	$832,000	$868,521
HSBC USA, Inc.
5.294%, 03/04/2027	772,000	783,954
Iron Mountain, Inc.
4.875%, 09/15/2027(a)	694,000	683,951
JPMorgan Chase & Co.
4.250%, 10/01/2027	1,000,000	995,409
KeyBank NA/Cleveland OH
5.850%, 11/15/2027	753,000	774,567
Macquarie Airfinance Holdings, Ltd.
6.400%, 03/26/2029(a)	832,000	861,004
Omega Healthcare Investors, Inc.
5.250%, 01/15/2026	399,000	399,678
OneMain Finance Corp.
6.625%, 01/15/2028	808,000	824,970
Penske Truck Leasing Co. Lp / PTL Finance Corp.
6.050%, 08/01/2028(a)	753,000	783,088
Royal Bank of Canada
6.000%, 11/01/2027	796,000	827,328
Starwood Property Trust, Inc.
4.750%, 03/15/2025	308,000	308,706
VICI Properties LP / VICI Note Co., Inc.
4.250%, 12/01/2026(a)	871,000	856,130
Total Financials		17,427,266

Health Care (3.12%)
DaVita, Inc.
4.625%, 06/01/2030(a)	694,000	650,525
GE HealthCare Technologies, Inc.
5.600%, 11/15/2025	753,000	758,255
HCA, Inc.
5.375%, 02/01/2025	320,000	319,972
5.625%, 09/01/2028	760,000	776,314
Total Health Care		2,505,066

Industrials (7.14%)
Boeing Co.
4.875%, 05/01/2025	740,000	739,201
Hillenbrand, Inc.
6.250%, 02/15/2029	760,000	775,652
L3Harris Technologies, Inc.
5.400%, 07/31/2033	956,000	978,548
MasTec, Inc.
4.500%, 08/15/2028(a)	664,000	648,400
TransDigm, Inc.
6.375%, 03/01/2029(a)	772,000	785,546
Trinity Industries, Inc.
7.750%, 07/15/2028(a)	808,000	843,874

Security Description	Principal Amount	Value
Industrials (continued)
United Rentals North America, Inc.
6.000%, 12/15/2029(a)	$954,000	$971,938
Total Industrials		5,743,159

Materials (8.97%)
Alcoa Nederland Holding BV
7.125%, 03/15/2031(a)	760,000	795,868
ArcelorMittal SA
6.550%, 11/29/2027	753,000	788,134
Avient Corp.
6.250%, 11/01/2031(a)	891,000	901,548
Ball Corp.
6.000%, 06/15/2029	760,000	774,060
Berry Global, Inc.
4.875%, 07/15/2026(a)	336,000	334,975
Celanese US Holdings LLC
6.800%, 11/15/2030	753,000	793,334
Freeport-McMoRan, Inc.
5.000%, 09/01/2027	343,000	343,867
Methanex Corp.
5.125%, 10/15/2027	625,000	614,366
Sasol Financing USA LLC
4.375%, 09/18/2026	399,000	385,465
Sealed Air Corp./Sealed Air Corp US
6.125%, 02/01/2028(a)	760,000	768,120
Standard Industries, Inc.
5.000%, 02/15/2027(a)	720,000	708,226
Total Materials		7,207,963

Technology (2.82%)
CDW LLC / CDW Finance Corp.
3.569%, 12/01/2031	8,000	7,175
Concentrix Corp.
6.600%, 08/02/2028	1,076,000	1,102,930
Gen Digital, Inc.
5.000%, 04/15/2025(a)	499,000	498,498
Microchip Technology, Inc.
4.250%, 09/01/2025	664,000	661,116
Total Technology		2,269,719

Utilities (3.86%)
American Electric Power Co., Inc.
5.750%, 11/01/2027	796,000	820,329
AmeriGas Partners LP / AmeriGas Finance Corp.
5.875%, 08/20/2026	669,000	658,095
Calpine Corp.
5.250%, 06/01/2026(a)	100,000	99,520
NRG Energy, Inc.
5.750%, 01/15/2028	720,000	721,416

See Notes to Financial Statements and Financial Highlights.

6 | November 30, 2024

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC
7.750%, 10/15/2031(a)	$753,000	$800,539
Total Utilities		3,099,899

TOTAL CORPORATE BONDS
(Cost $61,782,303)		62,072,574

GOVERNMENT BONDS (19.84%)
United States Treasury Bond
4.375%, 05/15/2034	979,000	992,538
4.750%, 11/15/2043	3,444,000	3,573,554
4.500%, 02/15/2044	4,160,000	4,172,350
4.625%, 05/15/2044	1,299,000	1,323,559
4.000%, 11/15/2052	6,314,000	5,888,545
TOTAL GOVERNMENT BONDS
(Cost $16,848,850)		15,950,546

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.80%)
Money Market Fund (1.80%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier Class)	4.59%	1,446,701	$1,446,701

TOTAL SHORT TERM INVESTMENTS

(Cost $1,446,701)			1,446,701

TOTAL INVESTMENTS (98.84%)
(Cost $80,077,854)			$79,469,821
OTHER ASSETS IN EXCESS OF LIABILITIES (1.16%)			934,563
NET ASSETS - 100.00%			$80,404,384

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $26,397,071, representing 32.83% of net assets.

See Notes to Financial Statements and Financial Highlights.

7 | November 30, 2024

RiverFront ETFs

Statements of Assets and Liabilities	November 30, 2024

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value(a)	$22,387,262	$78,985,192	$79,469,821
Dividend receivable	–	91,690	–
Interest receivable	247,548	–	962,959
Receivable for investments sold	9,512	–	2,172
Total Assets	22,644,322	79,076,882	80,434,952

LIABILITIES:
Payable to adviser	9,389	32,864	30,568
Payable for collateral upon return of securities loaned	–	488,375	–
Other Payables	8,465	–	–
Total Liabilities	17,854	521,239	30,568
NET ASSETS	$22,626,468	$78,555,643	$80,404,384

NET ASSETS CONSIST OF:
Paid-in capital	$26,230,819	$66,903,452	$96,470,903
Total distributable earnings/(accumulated losses)	(3,604,351)	11,652,191	(16,066,519)
NET ASSETS	$22,626,468	$78,555,643	$80,404,384

INVESTMENTS, AT COST	$22,438,309	$63,287,474	$80,077,854

PRICING OF SHARES
Net Assets	$22,626,468	$78,555,643	$80,404,384
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,000,000	1,350,002	3,475,000
Net Asset Value, offering and redemption price per share	$22.63	$58.19	$23.14

(a)	Includes $-, $1,227,393, and $-, respectively, of securities on loan.

See Notes to Financial Statements and Financial Highlights.

8 | November 30, 2024

RiverFront ETFs

Statements of Operations	For the Year Ended November 30, 2024

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,142,338	$–	$4,578,269
Dividend Income	33,229	2,462,613	108,443
Securities Lending Income	–	6,097	–
Total Investment Income	1,175,567	2,468,710	4,686,712

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	126,160	391,856	442,596
Other expenses	1,069	3,200	4,191
Total expenses	127,229	395,056	446,787
NET INVESTMENT INCOME	1,048,338	2,073,654	4,239,925

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(362,460)	5,409,430	(2,090,548)
NET REALIZED GAIN/(LOSS)	(362,460)	5,409,430	(2,090,548)
Net change in unrealized appreciation on investments	1,207,623	12,905,982	4,930,029
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	1,207,623	12,905,982	4,930,029
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	845,163	18,315,412	2,839,481
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,893,501	$20,389,066	$7,079,406

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements and financial highlights).

See Notes to Financial Statements and Financial Highlights.

9 | November 30, 2024

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$1,048,338	$1,118,562
Net realized loss	(362,460)	(2,678,063)
Net change in unrealized appreciation	1,207,623	2,316,487
Net increase in net assets resulting from operations	1,893,501	756,986

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,052,360)	(1,130,961)
Total distributions	(1,052,360)	(1,130,961)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	554,488	–
Shares redeemed	(4,507,572)	(17,228,796)
Net decrease from share transactions	(3,953,084)	(17,228,796)

Net decrease in net assets	(3,111,943)	(17,602,771)

NET ASSETS:
Beginning of period	25,738,411	43,341,182
End of period	$22,626,468	$25,738,411

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,175,000	1,950,000
Shares sold	25,000	–
Shares redeemed	(200,000)	(775,000)
Shares outstanding, end of period	1,000,000	1,175,000

See Notes to Financial Statements and Financial Highlights.

10 | November 30, 2024

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$2,073,654	$2,186,831
Net realized gain	5,409,430	554,903
Net change in unrealized appreciation	12,905,982	189,124
Net increase in net assets resulting from operations	20,389,066	2,930,858

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,072,969)	(2,143,621)
Total distributions	(2,072,969)	(2,143,621)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,992,312	2,355,358
Shares redeemed	(16,833,938)	(22,942,546)
Net decrease from share transactions	(12,841,626)	(20,587,188)

Net increase/(decrease) in net assets	5,474,471	(19,799,951)

NET ASSETS:
Beginning of period	73,081,172	92,881,123
End of period	$78,555,643	$73,081,172

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,600,002	2,075,002
Shares sold	75,000	50,000
Shares redeemed	(325,000)	(525,000)
Shares outstanding, end of period	1,350,002	1,600,002

See Notes to Financial Statements and Financial Highlights.

11 | November 30, 2024

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023
OPERATIONS:
Net investment income	$4,239,925	$3,767,987
Net realized loss	(2,090,548)	(1,911,709)
Net change in unrealized appreciation	4,930,029	1,453,519
Net increase in net assets resulting from operations	7,079,406	3,309,797

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,267,963)	(3,786,149)
Total distributions	(4,267,963)	(3,786,149)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,613,424	23,160,799
Shares redeemed	(38,533,107)	(15,931,141)
Net increase/(decrease) from share transactions	(33,919,683)	7,229,658

Net increase/(decrease) in net assets	(31,108,240)	6,753,306

NET ASSETS:
Beginning of period	111,512,624	104,759,318
End of period	$80,404,384	$111,512,624

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,950,000	4,625,000
Shares sold	200,000	1,025,000
Shares redeemed	(1,675,000)	(700,000)
Shares outstanding, end of period	3,475,000	4,950,000

See Notes to Financial Statements and Financial Highlights.

12 | November 30, 2024

RiverFront Dynamic Core Income ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$21.91	$22.23	$25.35	$26.21	$25.22

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.95	0.75	0.47	0.47	0.50
Net realized and unrealized gain/(loss)	0.73	(0.29)	(2.71)	(0.87)	0.99
Total from investment operations	1.68	0.46	(2.24)	(0.40)	1.49

DISTRIBUTIONS:
From net investment income	(0.96)	(0.78)	(0.50)	(0.46)	(0.50)
From net realized gains	–	–	(0.38)	–	–
Total distributions	(0.96)	(0.78)	(0.88)	(0.46)	(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.72	(0.32)	(3.12)	(0.86)	0.99
NET ASSET VALUE, END OF PERIOD	$22.63	$21.91	$22.23	$25.35	$26.21
TOTAL RETURN(b)	7.80%	2.12%	(9.02)%	(1.51)%	5.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,626	$25,738	$43,341	$117,873	$112,724

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	4.24%	3.40%	2.03%	1.83%	1.94%
Portfolio turnover rate(c)	17%	54%	50%	45%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

13 | November 30, 2024

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$45.68	$44.76	$44.92	$37.03	$33.98

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.41	1.25	1.46	0.62	0.56
Net realized and unrealized gain/(loss)	12.50	0.89	(0.21)	7.90	3.08
Total from investment operations	13.91	2.14	1.25	8.52	3.64

DISTRIBUTIONS:
From net investment income	(1.40)	(1.22)	(1.41)	(0.63)	(0.59)
Total distributions	(1.40)	(1.22)	(1.41)	(0.63)	(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	12.51	0.92	(0.16)	7.89	3.05
NET ASSET VALUE, END OF PERIOD	$58.19	$45.68	$44.76	$44.92	$37.03
TOTAL RETURN(b)	30.90%	4.96%	2.86%	23.13%	10.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$78,556	$73,081	$92,881	$132,524	$133,294

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.75%	2.84%	3.23%	1.47%	1.68%
Portfolio turnover rate(c)	28%	50%	104%	0%	75%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

14 | November 30, 2024

RiverFront Strategic Income Fund

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.53	$22.65	$24.53	$24.79	$24.69

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.01	0.78	0.55	0.55	0.81
Net realized and unrealized gain/(loss)	0.63	(0.12)	(1.82)	(0.18)	0.13 (b)
Total from investment operations	1.64	0.66	(1.27)	0.37	0.94

DISTRIBUTIONS:
From net investment income	(1.03)	(0.78)	(0.61)	(0.63)	(0.84)
Total distributions	(1.03)	(0.78)	(0.61)	(0.63)	(0.84)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.61	(0.12)	(1.88)	(0.26)	0.10
NET ASSET VALUE, END OF PERIOD	$23.14	$22.53	$22.65	$24.53	$24.79
TOTAL RETURN(c)	7.42%	2.98%	(5.20)%	1.52%	3.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$80,404	$111,513	$104,759	$142,893	$118,984
Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.41%	3.47%	2.35%	2.23%	3.32%
Portfolio turnover rate(d)	42%	52%	24%	50%	54%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

15 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

16 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

17 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2024:

RiverFront Dynamic Core Income ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$16,532,317	$–	$16,532,317
Government Bonds*	–	4,885,380	–	4,885,380
Short Term Investments	969,566	–	–	969,566
Total	$969,566	$21,417,697	$–	$22,387,263

RiverFront Dynamic US Dividend Advantage ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$77,145,086	$–	$–	$77,145,086
Short Term Investments	1,840,106	–	–	1,840,106
Total	$78,985,192	$–	$–	$78,985,192

RiverFront Strategic Income Fund
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$62,072,574	$–	$62,072,574
Government Bonds*	–	15,950,546	–	15,950,546
Short Term Investments	1,446,701	–	–	1,446,701
Total	$1,446,701	$78,023,120	$–	$79,469,821

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions.

	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
RiverFront Dynamic Core Income ETF	$(22,992)	$22,992
RiverFront Dynamic US Dividend Advantage ETF	2,686,265	(2,686,265)
RiverFront Strategic Income Fund	35,869	(35,869)

18 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

The tax character of the distributions paid during the fiscal years ended November 30, 2024 and November 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
RiverFront Dynamic Core Income ETF	$1,052,360	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	2,072,969	–	–
RiverFront Strategic Income Fund	4,267,963	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
RiverFront Dynamic Core Income ETF	$1,130,961	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	2,143,621	–	–
RiverFront Strategic Income Fund	3,786,149	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2024, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$2,105,228	$1,435,351
RiverFront Dynamic US Dividend Advantage ETF	4,335,814	–
RiverFront Strategic Income Fund	8,098,631	7,258,685

The RiverFront Dynamic US Dividend Advantage ETF used capital loss carryovers during the year ended November 30, 2024, in the amount of $2,213,951.

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis for each Fund were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$1,937	$290,287	$1,196
Accumulated net realized loss on investments	(3,540,579)	(4,335,814)	(15,357,316)
Net unrealized appreciation/(depreciation) on Investments	(65,709)	15,697,718	(710,399)
Other cumulative effect of timing differences	–	–	–
Total	$(3,604,351)	$11,652,191	$(16,066,519)

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$364,897	$19,749,952	$842,196
Gross depreciation (excess of tax cost over value)	(430,606)	(4,052,234)	(1,552,595)
Net unrealized appreciation/(depreciation)	(65,709)	15,697,718	(710,399)
Cost of investments for income tax purposes	$22,452,971	$63,287,474	$80,180,218

The difference between book-basis and tax-basis is primarily due to the difference between premium amortization due to Accounting Standards Update 2017-08.

19 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2024, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund's lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2024:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$1,227,393	$488,375	$777,618	$1,265,993

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. As of November 30, 2024, Riverfront Dynamic Core Income ETF and Riverfront Strategic Income ETF did not have any securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2024:

RiverFront Dynamic US Dividend Advantage ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$488,375	$–	$–	$–	$488,375
Total Borrowings					488,375
Gross amount of recognized liabilities for securities lending (collateral received)					$488,375

20 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

21 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions, U.S. Government securities and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$1,819,796	$1,300,442
RiverFront Dynamic US Dividend Advantage ETF	20,980,683	21,949,835
RiverFront Strategic Income Fund	26,880,409	25,995,554

For the year ended November 30, 2024, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$3,139,119	$2,785,911
RiverFront Strategic Income Fund	12,027,008	13,298,752

For the year ended November 30, 2024, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$544,345	$4,425,833
RiverFront Dynamic US Dividend Advantage ETF	4,258,217	16,983,045
RiverFront Strategic Income Fund	4,509,432	36,302,909

For the year ended November 30, 2024, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(20,674)
RiverFront Dynamic US Dividend Advantage ETF	3,102,496
RiverFront Strategic Income Fund	57,780

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of each Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

22 | November 30, 2024

RiverFront ETFs

Notes to Financial Statements and Financial Highlights	November 30, 2024

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

23 | November 30, 2024

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of RiverFront Dynamic Core Income ETF,

RiverFront Dynamic US Dividend Advantage ETF and RiverFront Strategic Income Fund

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Strategic Income Fund (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2024, the results of their operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2025

24 | November 30, 2024

RiverFront ETFs

Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction	199A Dividends
RiverFront Dynamic Core Income ETF	0.00%	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	90.82%	83.38%	9.37%
RiverFront Strategic Income Fund	0.00%	0.00%	0.00%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

25 | November 30, 2024

RiverFront ETFs

Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

On March 14, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year or period ended November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 7, 2023, upon the recommendation of the Funds’ Audit Committee, the Board approved the appointment of Cohen, effective upon the resignation of BBD, as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2023.

During the fiscal year or period ended November 30, 2022, and during the subsequent interim period through March 14, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

26 | November 30, 2024

RiverFront ETFs

Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

27 | November 30, 2024

RiverFront ETFs

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

28 | November 30, 2024

RiverFront ETFs

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Core Income ETF (“RFCI”), and RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) (each a “Fund” and collectively “the Funds” or the "RiverFront ETFs") and (ii) the Investment Sub-Advisory Agreements between the Trust or AAI and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds (the “RiverFront Sub-Advisory Agreements”). In evaluating the renewal of the Investment Advisory Agreement with respect to each of the Funds, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees reviewed and noted the relatively small sizes of the Funds and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i)	RIGS

The gross management fee rate for RIGS is lower than the median of its FUSE expense group. RIGS’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RIGS and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RIGS.

29 | November 30, 2024

RiverFront ETFs

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

(ii)	RFCI

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI’s net expense ratio is higher than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFCI and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFCI.

(iii)	RFDA

The gross management fee rate for RFDA is lower than the median of its FUSE expense group. RFDA’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFDA and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFDA.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board, including the Independent Trustees, discussed the RiverFront Sub-Advisory Agreements.

In evaluating the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the RiverFront ETFs under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the RiverFront ETFs compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the RiverFront ETFs and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the RiverFront ETFs’ assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the RiverFront ETFs’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the RiverFront ETFs. Based upon their review, the Board, including the Independent Trustees concluded that RiverFront was qualified to oversee the portfolio management of the RiverFront ETFs and that the services provided by RiverFront to the RiverFront ETFs are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees considered that the contractual sub- advisory fee to be paid to RiverFront with respect to each of RFCI and RFDA was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to RFCI’s average daily net assets, and 0.52% with respect to RFDA’s average daily net assets, respectively.

In reviewing the Riverfront ETFs’ profitability with respect to RiverFront, the Board, including the Independent Trustees, considered the costs and resources required to manage the RiverFront ETFs.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with each RiverFront ETF, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if the RiverFront ETFs’ assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Funds’ investors. They also noted that the RiverFront ETFs have experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each RiverFront ETF.

30 | November 30, 2024

RiverFront ETFs

Statement Regarding Basis for Approval of Investment Advisory Contract	November 30, 2024 (Unaudited)

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

31 | November 30, 2024

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETFs.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Financial Statements & Other Information

November 30, 2024

ALPS | Smith Core Plus Bond ETF (NYSE ARCA: SMTH)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Financial Statements and Financial Highlights for Open-End Management Investment Companies
Schedule of Investments	1
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements and Financial Highlights	20
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	27
Proxy Disclosures for Open-End Management Investment Companies	28
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	29
Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract	30

alpsfunds.com

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
BANK LOANS (1.94%)

Aerospace & Defense (0.45%)
TransDigm, Inc.
1M US SOFR + 3.25%, 02/28/2031(a)	$5,855,918	$5,861,159

Casinos & Gaming (0.20%)
Caesars Entertainment, Inc.
1M US SOFR + 2.75%, 02/06/2031(a)	2,489,994	2,505,942

Consumer Finance (0.48%)
Boost Newco Borrower LLC
3M US SOFR + 2.50%, 01/31/2031(a)	6,095,000	6,161,375

Financial Services (0.04%)
Jane Street Group LLC
3M US SOFR + 2.00%, 01/26/2028	524,276	527,102

Industrials (0.36%)
Chart Industries, Inc.
3M US SOFR + 2.50%, 03/18/2030(a)	2,326,426	2,340,244
GFL Environmental, Inc.
3M US SOFR + 2.00%, 06/27/2031	2,299,000	2,308,736
Total Industrials		4,648,980
Pipeline (0.23%)
Buckeye Partners LP
1M US SOFR + 2.00%, 11/22/2030(a)	2,974,233	2,984,926

Travel & Lodging (0.18%)
Carnival Corp.
1M US SOFR + 2.75%, 08/09/2027(a)	2,325,274	2,349,015

TOTAL BANK LOANS
(Cost $24,957,998)		25,038,499

Security Description	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (4.25%)

Fannie Mae
Series 2000-34, Class TZ,
8.500%, 10/25/2030	$103,282	$108,747
Security Description	Principal Amount	Value (Note 2)
Series 2001-51, Class PZ,
6.500%, 10/25/2031	$104,378	$108,247
Series 2002-60, Class FV,
30D US SOFR + 1.114%, 04/25/2032(a)	8,042	8,120
Series 2002-90, Class A1,
6.500%, 06/25/2042	187,445	191,962
Series 2003-119, Class ZP,
4.000%, 12/25/2033	38,640	37,162
Series 2003-18, Class A1,
6.500%, 12/25/2042	38,903	39,321
Series 2003-30, Class JQ,
5.500%, 04/25/2033	2,222	2,278
Series 2003-47, Class PE,
5.750%, 06/25/2033	36,252	37,356
Series 2004-92, Class TB,
5.500%, 12/25/2034	8,165	8,419
Series 2005-122, Class PY,
6.000%, 01/25/2036	26,282	27,174
Series 2005-27, Class GH,
5.500%, 04/25/2035	115,000	114,895
Series 2005-3, Class CH,
5.250%, 02/25/2035	4,345	4,430
Series 2005-48, Class TD,
5.500%, 06/25/2035	19,164	19,803
Series 2005-75, Class ZP,
5.750%, 09/25/2035	132,762	137,176
Series 2005-99, Class AC,
5.500%, 12/25/2035	38,000	37,976
Series 2006-125, Class KY,
5.500%, 01/25/2037	201,990	211,147
Series 2006-78, Class BZ,
6.500%, 08/25/2036	329,196	347,000
Series 2007-36, Class PH,
5.500%, 04/25/2037	109,464	113,283
Series 2008-24, Class WD,
5.500%, 02/25/2038	76,750	76,822
Series 2008-6, Class A,
5.000%, 02/25/2038	190,954	189,280
Series 2009-106, Class LK,
5.500%, 08/25/2037	667,404	670,437
Series 2009-106, Class DZ,
4.500%, 01/25/2040	218,773	212,664
Series 2009-77, Class NX,
5.500%, 10/25/2039	774,624	776,707
Series 2010-123, Class BP,
4.500%, 11/25/2040	98,674	97,925
Series 2010-141, Class AL,
4.000%, 12/25/2040	16,472	15,960
Series 2010-2, Class GZ,
5.000%, 01/25/2040	119,483	117,099
Series 2010-41, Class NB,
5.000%, 05/25/2040	78,051	79,026
Series 2010-85, Class NJ,
4.500%, 08/25/2040	342,800	333,604

1 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2010-9, Class ME,
5.000%, 02/25/2040	$27,062	$27,256
Series 2011-110, Class ED,
2.500%, 04/25/2041	114,125	110,527
Series 2011-121, Class JP,
4.500%, 12/25/2041	14,581	14,134
Series 2011-145, Class JA,
4.500%, 12/25/2041	4,186	4,128
Series 2011-148, Class P,
4.000%, 09/25/2041	159,460	156,337
Series 2011-29, Class JC,
4.000%, 03/25/2041	220,629	210,181
Series 2012-103, Class PY,
3.000%, 09/25/2042	8,000	6,790
Series 2012-108, Class PL,
3.000%, 10/25/2042	49,601	44,971
Series 2012-111, Class PB,
1.750%, 06/25/2042	130,436	116,919
Series 2012-111, Class B,
7.000%, 10/25/2042	214,750	230,696
Series 2012-112, Class DA,
3.000%, 10/25/2042	189,323	171,640
Series 2012-120, Class QC,
2.500%, 11/25/2042	151,000	106,950
Series 2012-128, Class NP,
2.500%, 11/25/2042	78,172	52,221
Series 2012-128, Class JE,
2.000%, 09/25/2042	147,193	130,555
Series 2012-129, Class HT,
2.000%, 12/25/2032	372,368	328,003
Series 2012-133, Class KA,
2.500%, 07/25/2042	129,259	110,110
Series 2012-136, Class PL,
3.500%, 12/25/2042	418,000	387,151
Series 2012-137, Class CZ,
4.000%, 12/25/2042	161,478	151,673
Series 2012-139, Class GB,
2.500%, 12/25/2042	50,000	36,942
Series 2012-152, Class PB,
3.500%, 01/25/2043	22,000	21,069
Series 2012-154, Class PW,
3.000%, 10/25/2042	204,497	177,625
Series 2012-16, Class K,
4.000%, 10/25/2041	90,536	88,742
Series 2012-17, Class JA,
3.500%, 12/25/2041	71,183	66,611
Series 2012-19, Class CB,
3.500%, 03/25/2042	265,000	244,084
Series 2012-26, Class MA,
3.500%, 03/25/2042	44,905	42,022
Series 2012-28, Class PT,
4.000%, 03/25/2042	314,257	299,053
Series 2012-29, Class NM,
3.500%, 04/25/2042	50,000	41,432
Series 2012-30, Class DZ,
4.000%, 04/25/2042	201,174	194,197
Security Description	Principal Amount	Value (Note 2)
Series 2012-35, Class EP,
2.000%, 11/25/2040	$112,256	$108,550
Series 2012-36, Class MB,
2.000%, 08/25/2041	515,053	499,919
Series 2012-37, Class CA,
2.000%, 01/25/2040	192,553	185,683
Series 2012-39, Class NB,
4.000%, 04/25/2042	32,000	28,913
Series 2012-47, Class HF,
30D US SOFR + 0.514%, 05/25/2027(a)	7,803	7,804
Series 2012-51, Class HJ,
3.500%, 05/25/2042	62,156	53,667
Series 2012-56, Class WB,
3.500%, 05/25/2042	9,113	8,428
Series 2012-83, Class AC,
3.000%, 08/25/2042	85,000	73,422
Series 2012-90, Class PB,
2.500%, 01/25/2042	71,505	67,911
Series 2013-10, Class GD,
2.000%, 02/25/2033	151,834	140,709
Series 2013-123, Class AG,
2.500%, 02/25/2033	1,061,783	1,037,463
Series 2013-14, Class PC,
1.250%, 03/25/2043	226,616	187,570
Series 2013-18, Class NG,
2.000%, 12/25/2042	48,760	43,058
Series 2013-35, Class KL,
2.000%, 04/25/2033	100,021	92,631
Series 2013-37, Class PK,
3.500%, 04/25/2043	300,000	272,944
Series 2013-41, Class JL,
1.500%, 04/25/2038	194,849	176,198
Series 2013-44, Class Z,
3.000%, 05/25/2043	708,107	543,749
Series 2013-67, Class KZ,
2.500%, 04/25/2043	144,374	117,456
Series 2013-7, Class PZ,
2.000%, 02/25/2043	190,015	112,638
Series 2013-86, Class Z,
3.000%, 08/25/2043	174,284	129,071
Series 2013-86, Class LG,
3.500%, 08/25/2043	178,000	152,547
Series 2013-86, Class CY,
4.500%, 08/25/2043	1,320,900	1,237,389
Series 2013-9, Class BC,
6.500%, 07/25/2042	154,475	162,547
Series 2014-14, Class PA,
3.500%, 02/25/2044	103,529	100,595
Series 2014-6, Class Z,
2.500%, 02/25/2044	262,137	226,718
Series 2014-8, Class Z,
3.000%, 03/25/2034	126,155	119,489
Series 2015-27, Class ME,
3.500%, 10/25/2044	30,000	27,861

2 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2015-47, Class AY,
3.000%, 07/25/2045	$84,099	$74,127
Series 2015-58, Class ZL,
3.000%, 08/25/2045	264,534	221,922
Series 2015-65, Class LD,
3.500%, 01/25/2036	124,000	117,095
Series 2016-26, Class PA,
3.000%, 10/25/2045	120,008	111,780
Series 2016-28, Class TA,
3.250%, 07/25/2043	494,202	387,255
Series 2016-37, Class BK,
3.000%, 06/25/2046	63,447	60,413
Series 2016-42, Class DA,
3.000%, 07/25/2045	114,306	107,468
Series 2016-6, Class PA,
3.000%, 11/25/2044	123,588	117,863
Series 2016-79, Class JC,
2.500%, 11/25/2046	340,168	267,602
Series 2017-10, Class FA,
30D US SOFR + 0.514%, 03/25/2047(a)	27,234	26,896
Series 2017-15, Class PE,
3.500%, 04/25/2046	48,031	45,802
Series 2017-25, Class QH,
3.000%, 04/25/2047	287,762	252,848
Series 2017-38, Class JA,
3.000%, 03/25/2047	62,583	56,035
Series 2017-38, Class JG,
2.500%, 03/25/2047	350,932	307,049
Series 2017-98, Class JC,
2.500%, 11/25/2047	154,067	134,398
Series 2018-15, Class KG,
2.500%, 01/25/2048	99,225	84,027
Series 2018-2, Class BA,
3.000%, 02/25/2045	103,675	101,259
Series 2018-25, Class AL,
3.500%, 04/25/2048	98,000	86,214
Series 2018-28, Class CA,
3.000%, 05/25/2048	104,510	92,681
Series 2018-35, Class LB,
3.500%, 05/25/2048	106,000	92,811
Series 2018-6, Class PA,
3.000%, 02/25/2048	66,691	58,437
Series 2018-8, Class KL,
2.500%, 03/25/2047	91,337	81,170
Series 2018-94, Class KD,
3.500%, 12/25/2048	70,366	64,942
Series 2019-36, Class NJ,
3.000%, 07/25/2049	100,000	82,858
Series 2019-74, Class GL,
3.500%, 12/25/2049	174,253	128,991
Series 2019-81, Class ML,
2.500%, 01/25/2050	119,847	76,095
Series 2020-10, Class DA,
3.500%, 03/25/2060	95,270	85,123
Security Description	Principal Amount	Value (Note 2)
Series 2020-38, Class LC,
1.500%, 06/25/2040	$112,514	$102,494
Series 2021-6, Class KU,
1.500%, 02/25/2051	191,229	110,750
Series 2021-66, Class HU,
1.500%, 10/25/2051	228,998	112,907
Series 2021-72, Class NA,
1.500%, 10/25/2051	98,025	55,520
Series 2021-87, Class QB,
2.000%, 12/25/2051	46,230	27,845
Series 2021-94, Class PU,
2.000%, 01/25/2052	39,318	25,072
Series 2022-90, Class AY,
4.500%, 12/25/2041	405,000	388,572
Series 2024-39, Class AZ,
3.000%, 11/25/2047	131,962	103,860
		17,861,150
Freddie Mac
Series 1998-2034, Class Z,
6.500%, 02/15/2028	5,196	5,282
Series 1998-2045, Class PD,
6.750%, 04/15/2028	115,075	116,241
Series 1998-2098, Class ZB,
6.000%, 11/15/2028	109,450	110,166
Series 1998-2104, Class QH,
6.500%, 12/15/2028	148,221	151,571
Series 2002-2412, Class OF,
30D US SOFR + 1.064%, 12/15/2031(a)	37,476	37,854
Series 2002-2422, Class TA,
6.500%, 02/15/2032	265,465	276,553
Series 2002-2455, Class GK,
6.500%, 05/15/2032	19,131	19,929
Series 2002-2489, Class PE,
6.000%, 08/15/2032	338,241	349,186
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	2,603	2,528
Series 2003-2554, Class MN,
5.500%, 01/15/2033	4,996	5,101
Series 2003-2646, Class ZN,
5.000%, 07/15/2033	144,962	143,966
Series 2003-2673, Class PE,
5.500%, 09/15/2033	152,300	155,794
Series 2003-2725, Class TA,
4.500%, 12/15/2033	34,329	34,143
Series 2004-2768, Class PW,
4.250%, 03/15/2034	9,055	8,900
Series 2005-2944, Class OH,
5.500%, 03/15/2035	48,562	50,216
Series 2005-2973, Class GE,
5.500%, 05/15/2035	206,000	208,318
Series 2005-2978, Class CN,
5.500%, 05/15/2035	153,475	158,652
Series 2005-3033, Class WY,
5.500%, 09/15/2035	97,893	100,969

3 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2006-3108, Class PZ,
6.000%, 02/15/2036	$191,489	$201,652
Series 2006-3137, Class XP,
6.000%, 04/15/2036	3,201	3,357
Series 2007-3388, Class DZ,
5.500%, 11/15/2037	241,523	241,716
Series 2008-3485, Class MA,
5.500%, 07/15/2036	37,829	39,218
Series 2009-3533, Class CB,
4.500%, 05/15/2029	53,185	52,760
Series 2009-3575, Class D,
4.500%, 03/15/2037	181,796	176,620
Series 2009-3587, Class DA,
4.500%, 10/15/2039	75,501	74,541
Series 2010-3626, Class ME,
5.000%, 01/15/2040	32,492	33,093
Series 2010-3638, Class DB,
5.000%, 02/15/2040	75,000	72,622
Series 2010-3645, Class WD,
4.500%, 02/15/2040	15,000	14,621
Series 2010-3662, Class QB,
5.000%, 03/15/2038	107,596	106,897
Series 2010-3674, Class QN,
5.750%, 05/15/2036	363,142	347,920
Series 2010-3681, Class MT,
4.717%, 02/15/2038(a)(b)	93,640	84,178
Series 2010-3704, Class CT,
7.000%, 12/15/2036	633,420	669,620
Series 2010-3764, Class QY,
4.000%, 11/15/2030	1,292,772	1,281,273
Series 2010-3772, Class NE,
4.500%, 12/15/2040	172,000	158,333
Series 2011-3924, Class LC,
4.000%, 09/15/2041	116,903	112,242
Series 2011-3943, Class LA,
3.000%, 10/15/2026	95,811	94,359
Series 2011-3954, Class PG,
2.500%, 07/15/2041	45,967	43,646
Series 2011-3957, Class BZ,
4.000%, 11/15/2041	171,729	163,858
Series 2011-3966, Class NA,
4.000%, 12/15/2041	134,540	130,440
Series 2011-3968, Class G,
3.000%, 12/15/2026	99,564	98,069
Series 2012-3990, Class GY,
3.500%, 01/15/2042	97,000	84,316
Series 2012-3992, Class HZ,
4.000%, 01/15/2042	592,376	565,246
Series 2012-3994, Class HJ,
2.000%, 06/15/2041	348,459	331,931
Series 2012-3997, Class EC,
3.500%, 02/15/2042	62,765	53,727
Series 2012-4029, Class NE,
2.500%, 03/15/2041	159,326	154,515
Series 2012-4050, Class ND,
2.500%, 09/15/2041	8,844	8,659
Security Description	Principal Amount	Value (Note 2)
Series 2012-4068, Class PE,
3.000%, 06/15/2042	$10,000	$9,032
Series 2012-4075, Class PB,
3.000%, 07/15/2042	24,273	22,003
Series 2012-4077, Class BE,
4.000%, 07/15/2042	15,000	13,626
Series 2012-4093, Class PA,
3.000%, 08/15/2042	68,392	61,918
Series 2012-4096, Class BY,
2.000%, 08/15/2042	190,000	148,321
Series 2012-4101, Class QN,
3.500%, 09/15/2042	5,809	5,393
Series 2012-4112, Class CP,
2.000%, 01/15/2042	126,030	120,779
Series 2012-4116, Class UC,
2.500%, 10/15/2042	40,000	29,210
Series 2012-4117, Class EB,
3.500%, 10/15/2042	83,000	70,684
Series 2012-4118, Class PB,
2.500%, 10/15/2042	146,513	122,505
Series 2012-4125, Class KP,
2.500%, 05/15/2041	100,079	95,497
Series 2012-4135, Class AU,
2.000%, 11/15/2042	107,799	82,621
Series 2012-4138, Class HA,
1.250%, 12/15/2027	146,017	141,229
Series 2012-4147, Class LW,
2.000%, 12/15/2032	190,733	173,521
Series 2013-4160, Class HB,
2.500%, 12/15/2032	8,809	8,183
Series 2013-4161, Class BA,
2.500%, 12/15/2041	63,872	61,934
Series 2013-4161, Class ZW,
2.500%, 02/15/2033	165,789	137,895
Series 2013-4161, Class LT,
2.500%, 08/15/2042	9,832	8,936
Series 2013-4171, Class MN,
3.000%, 02/15/2043	46,000	34,985
Series 2013-4193, Class PK,
3.000%, 04/15/2043	87,990	83,350
Series 2013-4224, Class PA,
3.000%, 12/15/2042	413,169	398,024
Series 2013-4224, Class KC,
3.000%, 05/15/2032	70,409	69,449
Series 2013-4229, Class ZA,
4.000%, 07/15/2043	131,480	126,728
Series 2013-4247, Class AK,
4.500%, 12/15/2042	77,669	77,268
Series 2014-4330, Class PE,
3.000%, 11/15/2043	159,513	153,359
Series 2014-4391, Class MZ,
3.000%, 09/15/2044	135,611	120,639
Series 2014-4410, Class BH,
2.500%, 07/15/2033	286,078	283,305
Series 2015-4447, Class PA,
3.000%, 12/15/2044	76,377	71,287

4 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2015-4472, Class MA,
3.000%, 05/15/2045	$115,731	$107,220
Series 2015-4492, Class MA,
4.000%, 07/15/2043	60,857	60,697
Series 2016-4614, Class PB,
3.000%, 01/15/2046	128,698	118,169
Series 2016-4616, Class HP,
3.000%, 09/15/2046	76,985	69,014
Series 2016-4619, Class GP,
3.000%, 10/15/2046	399,741	354,396
Series 2016-4621, Class DA,
3.000%, 12/15/2045	117,201	109,020
Series 2016-4624, Class BA,
2.000%, 04/15/2036	203,426	184,353
Series 2017-4670, Class TY,
3.000%, 03/15/2047	222,000	180,999
Series 2018-4760, Class P,
3.000%, 02/15/2044	85,391	83,785
Series 2018-4792, Class BD,
3.500%, 02/15/2048	104,170	94,369
Series 2018-4813, Class CJ,
3.000%, 08/15/2048	178,940	155,601
Series 2018-4819, Class CB,
4.000%, 08/15/2048	899,858	847,072
Series 2018-4824, Class KQ,
4.000%, 06/15/2046	152,597	150,749
Series 2018-4825, Class B,
4.000%, 07/15/2044	102,707	102,256
Series 2018-4827, Class LA,
3.500%, 08/15/2044	183,916	181,464
Series 2018-4839, Class AE,
4.000%, 04/15/2051	125,654	120,603
Series 2019-4879, Class BC,
3.000%, 04/15/2049	133,856	118,788
Series 2019-4888, Class NW,
3.000%, 05/15/2049	174,400	132,833
Series 2019-4919, Class JL,
2.500%, 09/25/2049	507,932	429,938
Series 2019-4926, Class BP,
3.000%, 10/25/2049	292,077	253,895
Series 2019-4932, Class CB,
3.500%, 03/25/2049	323,466	306,970
Series 2020-4988, Class AK,
1.000%, 07/25/2050	141,860	111,091
Series 2020-4989, Class FA,
30D US SOFR + 0.464%, 08/15/2040(a)	36,644	36,001
Series 2020-4989, Class FB,
30D US SOFR + 0.464%, 10/15/2040(a)	35,270	34,644
Series 2020-5002, Class TJ,
2.000%, 07/25/2050	139,696	117,016
Series 2020-5058, Class LW,
1.250%, 01/25/2051	48,315	23,266
Series 2021-5080, Class CA,
2.000%, 02/25/2051	30,270	17,334
Security Description	Principal Amount	Value (Note 2)
Series 2021-5083, Class MA,
2.000%, 03/25/2051	$12,848	$7,729
Series 2021-5085, Class HA,
1.500%, 03/25/2051	235,175	129,841
Series 2021-5092, Class BC,
2.500%, 06/25/2036	4,265	4,217
Series 2021-5094, Class Z,
2.000%, 07/25/2050	212,510	145,393
Series 2021-5116, Class HJ,
2.000%, 06/25/2051	31,738	17,871
Series 2022-5206, Class ZY,
3.500%, 03/25/2052	148,049	115,288
Series 2022-5224, Class HL,
4.000%, 04/25/2052	100,000	91,081
Series 2024-5407, Class LB,
6.000%, 05/25/2054	9,033,173	9,235,351
		24,314,793
Freddie Mac Strips
Series 2016-349, Class 300,
3.000%, 05/15/2046	105,916	99,469

Freddie Mac Structured Pass-Through Certificates
Series 2002-41, Class 3A,
4.351%, 07/25/2032(a)	13,534	12,465

Ginnie Mae
Series 2003-40, Class PZ,
5.500%, 05/16/2033	325,372	324,538
Series 2003-52, Class AP,
–%, 06/16/2033(c)	14,280	12,360
Series 2004-1, Class TE,
5.000%, 06/20/2033	45,886	45,630
Series 2004-87, Class BC,
4.500%, 10/20/2034	5,891	5,871
Series 2005-13, Class BG,
5.000%, 02/20/2035	71,713	71,999
Series 2005-20, Class GZ,
5.000%, 02/16/2035	193,686	193,400
Series 2005-51, Class DC,
5.000%, 07/20/2035	3,670	3,686
Series 2005-73, Class PH,
5.000%, 09/20/2035	124,379	124,328
Series 2006-17, Class NZ,
6.000%, 04/20/2036	188,548	194,710
Series 2006-20, Class QB,
6.000%, 04/20/2036	210,900	213,337
Series 2006-38, Class ZK,
6.500%, 08/20/2036	151,002	150,566
Series 2008-38, Class PL,
5.500%, 05/20/2038	16,016	16,336
Series 2008-50, Class KB,
6.000%, 06/20/2038	53,348	54,805
Series 2008-55, Class PL,
5.500%, 06/20/2038	17,561	17,715

5 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2008-60, Class JP,
5.500%, 07/20/2038	$50,601	$51,036
Series 2008-7, Class PQ,
5.000%, 02/20/2038	5,353	5,332
Series 2008-7, Class PB,
5.000%, 02/20/2038	156,250	155,627
Series 2009-15, Class FM,
1M CME TERM SOFR + 1.155%, 03/20/2039(a)	39,124	39,250
Series 2009-45, Class ZB,
6.000%, 06/20/2039	377,409	392,281
Series 2009-47, Class LT,
5.000%, 06/20/2039	74,073	74,057
Series 2009-61, Class AP,
4.000%, 08/20/2039	38,558	37,516
Series 2009-94, Class FA,
1M CME TERM SOFR + 0.814%, 10/16/2039(a)	20,870	20,890
Series 2010-29, Class AD,
3.500%, 10/20/2039	92,852	89,554
Series 2010-H20, Class AF,
1M CME TERM SOFR + 0.444%, 10/20/2060(a)	18,175	18,110
Series 2011-100, Class MY,
4.000%, 07/20/2041	23,453	22,690
Series 2011-150, Class DW,
3.000%, 07/16/2041	136,884	119,980
Series 2011-71, Class ZC,
5.500%, 07/16/2034	48,330	48,857
Series 2011-H11, Class FB,
1M CME TERM SOFR + 0.614%, 04/20/2061(a)	21,156	21,125
Series 2012-108, Class PB,
2.750%, 09/16/2042	38,000	30,488
Series 2012-108, Class CB,
2.500%, 09/20/2042	17,000	13,668
Series 2012-116, Class BY,
3.000%, 09/16/2042	10,000	8,073
Series 2012-124, Class LD,
2.000%, 10/20/2042	136,849	103,999
Series 2012-32, Class PE,
3.500%, 03/16/2042	144,000	130,409
Series 2012-40, Class PW,
4.000%, 01/20/2042	110,931	107,735
Series 2012-61, Class MY,
3.000%, 05/16/2042	25,000	20,890
Series 2012-65, Class LM,
3.000%, 05/20/2042	125,920	115,386
Series 2012-77, Class MU,
2.500%, 06/20/2042	156,704	132,763
Series 2012-84, Class QH,
2.500%, 07/16/2042	123,617	109,066
Series 2012-97, Class BP,
2.500%, 08/20/2042	146,000	113,254
Security Description	Principal Amount	Value (Note 2)
Series 2012-H14, Class FK,
1M CME TERM SOFR + 0.694%, 07/20/2062(a)	$29,430	$29,412
Series 2012-H20, Class PT,
5.227%, 07/20/2062(a)	247,464	246,733
Series 2013-117, Class ED,
4.000%, 08/20/2043	41,000	38,109
Series 2013-149, Class BP,
3.500%, 10/20/2043	24,000	20,611
Series 2013-152, Class HL,
4.000%, 06/20/2043	100,000	91,903
Series 2013-22, Class GB,
2.500%, 08/20/2042	78,152	69,182
Series 2013-41, Class MY,
3.000%, 03/20/2043	19,079	17,109
Series 2013-44, Class CE,
2.500%, 03/16/2043	215,730	168,133
Series 2013-58, Class C,
2.500%, 04/20/2043	161,384	134,575
Series 2013-9, Class KY,
3.000%, 01/20/2043	25,000	21,958
Series 2013-H06, Class KB,
4.700%, 01/20/2063(a)	168,885	167,736
Series 2014-129, Class KJ,
3.000%, 07/16/2039	100,000	84,544
Series 2014-21, Class PB,
4.000%, 02/16/2044	22,000	19,701
Series 2014-32, Class DA,
3.500%, 02/20/2044	163,826	140,988
Series 2014-H25, Class FB,
1M CME TERM SOFR + 0.594%, 12/20/2064(a)	122,424	122,281
Series 2015-27, Class GA,
2.481%, 12/20/2044(a)	119,792	120,861
Series 2015-31, Class B,
3.000%, 02/20/2045	200,000	177,856
Series 2015-H29, Class FA,
1M CME TERM SOFR + 0.814%, 10/20/2065(a)	726	725
Series 2016-163, Class B,
3.000%, 10/20/2046	40,000	30,217
Series 2016-46, Class Z,
3.000%, 04/20/2046	32,332	21,670
Series 2016-66, Class AB,
6.441%, 08/20/2034(a)	764,958	795,953
Series 2016-H08, Class FT,
1M CME TERM SOFR + 0.834%, 02/20/2066(a)	29,584	29,604
Series 2017-107, Class T,
3.000%, 01/20/2047	119,766	118,270
Series 2017-11, Class PZ,
4.000%, 01/20/2047	273,453	217,097
Series 2017-134, Class CG,
2.500%, 09/20/2047	160,000	135,302

6 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2017-H14, Class FD,
1M CME TERM SOFR + 0.584%, 06/20/2067(a)	$24,822	$24,708
Series 2018-115, Class CA,
3.500%, 08/20/2048	108,715	101,857
Series 2018-14, Class P,
2.250%, 08/20/2046	651,530	575,634
Series 2018-H07, Class FE,
1M CME TERM SOFR + 0.464%, 02/20/2068(a)	5,989	5,970
Series 2019-108, Class NJ,
3.500%, 08/20/2049	122,857	109,739
Series 2019-119, Class JE,
3.000%, 09/20/2049	68,377	60,499
Series 2019-145, Class PA,
3.500%, 08/20/2049	225,605	213,247
Series 2019-153, Class JZ,
3.000%, 12/20/2049	214,579	189,003
Series 2019-158, Class LA,
3.500%, 04/20/2049	310,319	298,006
Series 2019-20, Class AB,
3.250%, 02/20/2049	216,718	202,530
Series 2019-85, Class KG,
3.000%, 06/20/2043	132,864	127,499
Series 2020-116, Class CA,
1.000%, 08/20/2050	120,343	54,889
Series 2020-149, Class WB,
1.000%, 10/20/2050	54,095	23,221
Series 2020-15, Class JH,
2.500%, 02/20/2050	78,648	66,579
Series 2020-67, Class UA,
2.000%, 05/20/2050	126,605	84,750
Series 2020-98, Class CE,
3.000%, 07/20/2050	11,510	10,197
Series 2020-H20, Class FA,
1M CME TERM SOFR + 0.464%, 04/20/2070(a)	164,605	161,889
Series 2021-225, Class EU,
2.000%, 12/20/2051	50,288	30,653
Series 2021-76, Class ND,
1.250%, 08/20/2050	2,429	1,900
Series 2021-97, Class JT,
2.000%, 06/20/2051	108,852	57,984
Series 2021-H08, Class AF,
30D US SOFR + 0.30%, 01/20/2068(a)	935,603	928,033
Series 2021-H19, Class FM,
30D US SOFR + 0.82%, 12/20/2071(a)	187,710	186,964
Series 2022-24, Class BC,
4.000%, 02/20/2052	187,956	176,628
Series 2022-36, Class UP,
2.000%, 11/20/2051	100,000	62,710
Series 2023-113, Class JD,
6.000%, 08/20/2053	175,000	181,328
Security Description	Principal Amount	Value (Note 2)
Series 2023-173, Class DX,
6.000%, 11/20/2053	$780,000	$804,309
Series 2023-19, Class GZ,
5.000%, 02/20/2053	567,936	519,657
Series 2023-19, Class WB,
5.665%, 11/20/2051(a)	110,642	113,214
Series 2023-81, Class AL,
4.500%, 08/20/2040	275,000	268,411
Series 2024-20, Class PL,
7.500%, 02/20/2054	237,000	273,852
Series 2024-22, Class EL,
3.000%, 02/20/2054	120,000	93,110
Series 2024-57, Class JL,
1.000%, 05/20/2051	105,000	53,668
		12,494,485
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $54,010,811)		54,782,362

Security Description	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.65%)

Fannie Mae-Aces
Series 2016-M11, Class AL,
2.944%, 07/25/2039	113,089	101,603
Series 2018-M15, Class 1A2,
3.700%, 01/25/2036	200,000	187,711
Series 2020-M10, Class X2,
1.843%, 12/25/2030(a)(b)	5,473,153	341,265
Series 2020-M15, Class X1,
1.556%, 09/25/2031(a)(b)	4,499,669	284,971
Series 2021-M21, Class X,
0.839%, 03/25/2028	58,968,636	860,464
		1,776,014

Freddie Mac Multiclass Certificates Series 2020-P003
Series 2020-P003, Class A3,
1.956%, 09/25/2046	1,400,000	1,061,515

Freddie Mac Multifamily Structured Pass Through Certificates
Series 2017-KW03, Class X1,
0.912%, 06/25/2027(a)(b)	35,531,093	545,477
Series 2017-Q006, Class A2,
3.693%, 04/25/2028(a)	1,995,336	1,901,805
Series 2018-Q007, Class APT2,
7.415%, 10/25/2047(a)	798,841	799,953
Series 2019-Q010, Class APT3,
3.111%, 02/25/2027(a)	907,247	879,885
Series 2020-KG04, Class X1,
0.935%, 11/25/2030(a)(b)	4,947,788	194,264
Series 2020-Q014, Class X,
2.780%, 10/25/2055(a)(b)	4,404,012	673,953

7 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2023-KJ45, Class A2,
4.660%, 01/25/2031	$600,000	$600,880
		5,596,217
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $8,361,980)		8,433,746

Security Description	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (13.72%)

Fannie Mae Pool
Series 2006-,
5.500%, 01/01/2037	196,407	197,913
Series 2007-,
5.500%, 08/01/2037	373,959	375,285
Series 2007-943003,
5.500%, 08/01/2047	31,049	30,988
Series 2008-,
6.340%, 08/01/2038	1,233,697	1,229,508
Series 2009-,
5.000%, 12/01/2039	363,506	359,848
5.450%, 11/01/2037	150,702	149,435
5.500%, 02/01/2037	313,354	315,960
Series 2012-AM1671,
2.100%, 12/01/2027	13,942	13,448
Series 2013-,
3.000%, 01/01/2043	387,573	352,203
Series 2015-,
2.830%, 04/01/2030	221,440	204,135
3.410%, 01/01/2032	143,385	134,300
3.500%, 06/01/2030	187,220	181,960
3.600%, 02/01/2040	593,620	554,511
5.544%, 03/01/2038	594,321	607,630
Series 2015-AM8674,
2.810%, 04/01/2025	77,390	76,656
Series 2016-,
3.100%, 03/01/2033	189,105	171,799
4.500%, 01/01/2039	213,315	211,540
Series 2017-,
2.000%, 07/01/2032	196,698	182,392
2.500%, 01/01/2047	170,566	143,873
3.000%, 10/01/2027	1,351,427	1,302,019
3.210%, 11/01/2032	60,000	54,130
3.260%, 08/01/2029	145,026	137,935
3.630%, 01/01/2037	683,142	622,881
5.911%, 05/01/2048	767,084	786,466
7.000%, 02/01/2030	476,448	487,944
Series 2017-AN6670,
3.210%, 09/01/2027	27,955	26,882
Series 2017-AN7060,
2.930%, 10/01/2027	70,000	66,948
Series 2018-,
3.000%, 01/01/2048	282,283	254,071
3.485%, 04/01/2028	750,000	728,876
3.545%, 04/01/2028	488,667	476,267
Security Description	Principal Amount	Value (Note 2)
4.000%, 11/01/2040	$453,324	$440,427
4.220%, 11/01/2028	218,000	217,288
4.500%, 07/01/2040	107,368	105,394
4.500%, 02/01/2041	513,344	503,909
5.500%, 12/01/2048	85,127	86,481
Series 2018-387770,
3.625%, 07/01/2028	115,000	111,776
Series 2018-387983,
3.630%, 08/01/2028	201,159	193,233
Series 2018-AN8272,
3.170%, 02/01/2028	200,000	192,771
Series 2019-,
3.340%, 05/01/2031	235,094	221,257
3.800%, 01/01/2029	104,097	101,308
4.000%, 08/01/2048	131,189	125,506
Series 2020-,
2.010%, 04/01/2030	189,586	168,194
Series 2021-,
1.270%, 12/01/2029	187,006	160,067
2.000%, 09/01/2051	1,077,340	877,584
2.500%, 09/01/2051	1,335,701	1,102,246
6.000%, 01/01/2039	256,623	260,252
Series 2022-,
3.010%, 04/01/2032	105,000	95,329
3.680%, 04/01/2032	310,000	289,090
3.890%, 07/01/2032	200,000	191,312
Series 2023-,
4.070%, 07/01/2033	120,000	115,815
4.490%, 06/01/2028	40,000	39,904
4.520%, 07/01/2033	220,000	219,358
4.610%, 11/01/2030	177,999	179,217
4.670%, 07/01/2030	185,000	185,708
4.775%, 03/01/2035	350,000	352,555
4.790%, 03/01/2028	200,000	201,362
4.920%, 08/01/2028	200,000	201,538
4.980%, 08/01/2028	199,460	200,737
5.090%, 01/01/2029	274,000	279,500
5.130%, 10/01/2028	40,000	40,756
5.320%, 02/01/2033	250,000	259,218
5.350%, 07/01/2033	800,000	811,655
5.470%, 11/01/2033	1,973,927	2,002,197
5.555%, 01/01/2030	1,000,000	1,027,628
6.000%, 10/01/2028	3,295,000	3,455,902
6.220%, 06/01/2032	2,100,000	2,209,833
6.500%, 07/01/2053	4,569,941	4,711,101
6.500%, 08/01/2053	1,594,752	1,638,843
7.000%, 04/01/2053	1,011,401	1,035,990
7.500%, 01/01/2054	3,371,249	3,649,863
Series 2024-,
5.340%, 07/01/2029	4,500,000	4,608,360
5.790%, 01/01/2029	750,000	775,048
5.810%, 06/01/2031	937,000	972,632
5.810%, 03/01/2034	1,574,000	1,596,709
6.000%, 06/01/2054	1,365,088	1,384,201
6.000%, 07/01/2054	1,727,928	1,748,977
6.470%, 01/01/2034	1,170,000	1,188,791
7.000%, 02/01/2054	4,544,899	4,861,490

8 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
7.000%, 05/01/2054	$1,964,738	$2,042,761
7.500%, 12/01/2053	1,511,708	1,583,742
7.500%, 01/01/2054	508,205	525,011
7.500%, 03/01/2054	388,583	401,433
		60,389,062
Freddie Mac Gold Pool
Series 2004-,
5.500%, 07/01/2034	73,406	73,553
Series 2005-,
5.500%, 11/01/2035	103,189	105,374
Series 2013-,
3.000%, 04/01/2043	1,362,020	1,218,158
Series 2015-,
4.500%, 06/01/2034	499,093	496,728
Series 2024-,
2.500%, 02/01/2047	2,294,178	1,972,249
		3,866,062
Freddie Mac Non Gold Pool
Series 2016-,
5Y US TI + 1.24%, 06/01/2045(a)	441,274	429,419

Freddie Mac Pool
Series 2018-,
3.500%, 03/01/2043	327,220	304,048
4.500%, 01/01/2036	17,145	16,616
5.500%, 07/01/2033	112,517	112,647
Series 2019-,
3.000%, 10/01/2049	236,685	205,506
Series 2020-,
2.000%, 06/01/2050	670,612	528,412
Series 2021-,
1.000%, 11/01/2036	152,516	130,463
1.500%, 10/01/2036	4,228,311	3,661,957
Series 2022-,
3.000%, 12/01/2051	328,567	282,051
Series 2023-,
4.350%, 01/01/2033	1,000,000	982,587
4.450%, 04/01/2030	1,000,000	988,871
5.100%, 06/01/2028	1,150,000	1,163,665
Series 2024-,
5.030%, 02/01/2029	5,000,000	5,029,729
6.500%, 01/01/2054	3,439,128	3,545,101
7.000%, 08/01/2054	2,844,921	2,903,637
		19,855,290
Ginnie Mae I Pool
Series 2011-,
4.500%, 03/15/2041	614,645	606,042
Series 2013-,
3.500%, 02/15/2043	575,881	537,799
3.500%, 06/15/2043	124,356	116,622
Series 2015-,
3.000%, 07/15/2045	677,213	605,895
		1,866,358
Security Description	Principal Amount	Value (Note 2)
Ginnie Mae II Pool
Series 2011-,
4.000%, 10/20/2041	$409,757	$389,422
Series 2012-,
3.500%, 04/20/2042	130,489	120,066
3.500%, 05/20/2042	138,820	127,249
3.500%, 11/20/2042	177,225	162,992
4.500%, 03/20/2042	1,025,899	1,034,216
Series 2013-,
3.000%, 01/20/2043	688,406	615,510
3.000%, 03/20/2043	451,581	412,659
Series 2016-,
3.750%, 09/20/2046	123,454	115,477
3.750%, 10/20/2046	130,119	121,793
Series 2017-,
3.000%, 11/20/2047	1,082,560	960,123
3.750%, 07/20/2047	2,584,930	2,357,053
Series 2018-,
4.500%, 02/20/2048	709,448	688,880
4.500%, 05/20/2048	864,774	832,925
4.500%, 09/20/2048	48,178	47,074
Series 2019-,
4.500%, 11/20/2049	879,713	849,450
5.000%, 07/20/2049	681,968	675,227
6.000%, 05/20/2049	110,168	113,416
Series 2020-,
3.000%, 03/20/2050	301,650	261,619
3.500%, 12/20/2049	920,223	822,760
6.500%, 05/20/2039	221,273	230,454
Series 2021-,
2.000%, 03/20/2051	641,439	511,719
2.000%, 09/20/2051	2,959,440	2,353,285
2.500%, 09/20/2036	500,631	449,909
2.500%, 02/20/2051	2,874,285	2,401,297
2.500%, 12/20/2051	409,958	346,540
3.000%, 08/20/2051	31,662	28,432
3.500%, 02/20/2051	530,318	488,962
6.500%, 11/20/2036	176,594	182,508
6.500%, 09/20/2051	301,605	314,122
Series 2022-,
3.000%, 12/20/2044	8,747	7,693
3.500%, 01/20/2052	115,576	103,599
3.500%, 03/20/2052	2,007,360	1,797,854
4.000%, 12/20/2051	324,225	299,887
5.000%, 11/20/2052	277,009	270,479
5.500%, 07/20/2035	198,702	205,319
6.000%, 12/20/2037	109,013	112,948
7.000%, 11/20/2052	269,482	279,828
Series 2023-,
5.500%, 08/20/2053	142,134	142,745
6.000%, 09/20/2053	2,185,768	2,239,870
6.500%, 09/20/2053	647,926	668,282
6.500%, 10/20/2053	46,452	47,918
6.500%, 11/20/2053	1,857,635	1,913,573
7.000%, 11/20/2053	121,131	123,475
7.500%, 10/20/2063	226,050	231,799
8.000%, 12/20/2063	1,929,083	2,014,296

9 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Series 2024-,
3.000%, 10/20/2050	$4,590,928	$4,006,656
6.000%, 01/20/2054	365,200	374,305
6.000%, 02/20/2054	3,359,888	3,444,387
6.000%, 06/20/2054	1,729,744	1,769,398
6.000%, 11/20/2064	18,581,013	18,691,080
6.500%, 01/20/2054	4,094,197	4,211,897
6.500%, 08/20/2054	5,504,046	5,668,511
6.500%, 04/20/2064	1,911,564	1,931,306
6.500%, 05/20/2064	4,157,691	4,217,740
6.500%, 09/20/2064	1,364,603	1,376,649
6.500%, 10/20/2064	4,397,014	4,442,423
7.000%, 12/20/2063	415,047	425,364
8.000%, 12/20/2053	665,522	687,119
8.000%, 08/20/2054	5,748,341	6,042,545
8.000%, 09/20/2054	1,706,468	1,769,012
8.000%, 10/20/2059	123,075	127,318
8.000%, 12/20/2063	2,712,188	2,807,146
		90,467,560
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $176,108,706)		176,873,751

	Principal	Value
CORPORATE BONDS (31.67%)

Aerospace & Defense (3.21%)
Boeing Co.
2.20%, 02/04/2026	3,950,000	3,818,293
6.53%, 05/01/2034(d)	5,604,000	5,961,510
7.01%, 05/01/2064(d)	5,616,000	6,120,956
Howmet Aerospace, Inc.
3.00%, 01/15/2029	2,812,000	2,627,137
L3Harris Technologies, Inc.
5.35%, 06/01/2034	7,656,000	7,817,316
5.40%, 07/31/2033	3,000,000	3,070,758
RTX Corp.
6.10%, 03/15/2034	10,958,000	11,793,613
Total Aerospace & Defense		41,209,583

Airlines (1.01%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(d)	1,348,868	1,339,193
AS Mileage Plan IP, Ltd.
5.02%, 10/20/2029(d)	4,125,000	4,032,586
5.31%, 10/20/2031(d)	3,400,000	3,333,273
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(d)	370,583	355,292
Southwest Airlines Co.
5.25%, 05/04/2025	2,750,000	2,750,675
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.88%, 10/15/2027	1,228,320	1,259,137
Total Airlines		13,070,156
Security Description	Principal Amount	Value (Note 2)
Automobiles Manufacturing (1.55%)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	$2,370,000	$2,329,955
6.80%, 05/12/2028	3,700,000	3,859,312
7.35%, 03/06/2030	4,250,000	4,561,336
General Motors Financial Co., Inc.
SOFRINDX + 1.30%, 04/07/2025(a)(e)	3,510,000	3,520,146
Hyundai Capital America
5.45%, 06/24/2026(d)	1,942,000	1,959,229
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028(d)	2,550,000	2,606,482
Volkswagen Group of America Finance LLC
3.95%, 06/06/2025(d)	1,000,000	995,149
Total Automobiles Manufacturing		19,831,609

Banks (2.26%)
Citizens Financial Group, Inc.
1D US SOFR + 1.91%, 07/23/2032(a)	3,000,000	3,061,835
Cooperatieve Rabobank UA
3.75%, 07/21/2026	1,750,000	1,713,796
Danske Bank A/S
1Y US TI + 0.95%, 03/01/2028(a)(d)	2,588,000	2,621,601
1Y US TI + 1.35%, 09/11/2026(a)(d)	2,000,000	1,948,855
1Y US TI + 1.40%, 03/01/2030(a)(d)	1,870,000	1,915,986
Discover Bank
5Y US TI + 1.73%, 08/09/2028(a)	1,394,000	1,414,671
Goldman Sachs Bank USA
1D US SOFR + 0.777%, 03/18/2027(a)	1,393,000	1,402,457
Intesa Sanpaolo SpA
1Y US TI + 3.90%, 06/20/2054(a)(d)	1,900,000	2,116,769
Regions Financial Corp.
1D US SOFR + 2.06%, 09/06/2035(a)	2,770,000	2,782,020
Synovus Financial Corp.
1D US SOFR + 2.347%, 11/01/2030(a)	1,150,000	1,171,203
Truist Bank
3.30%, 05/15/2026	1,950,000	1,909,545
Truist Financial Corp.
1D US SOFR + 1.571%, 08/05/2032(a)	212,000	213,016
1D US SOFR + 2.361%, 06/08/2034(a)	2,300,000	2,397,430
Wells Fargo & Co.
1D US SOFR + 2.02%, 04/24/2034(a)	4,300,000	4,357,121
Total Banks		29,026,305

10 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Biotechnology (1.39%)
Amgen, Inc.
5.25%, 03/02/2033	$5,450,000	$5,540,319
5.51%, 03/02/2026	2,700,000	2,700,043
5.75%, 03/02/2063	5,300,000	5,399,979
Royalty Pharma PLC
5.40%, 09/02/2034	4,375,000	4,355,613
Total Biotechnology		17,995,954

Cable & Satellite (0.88%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 05/01/2032	1,250,000	1,105,405
4.50%, 06/01/2033(d)	2,250,000	1,953,445
6.38%, 09/01/2029(d)	1,900,000	1,910,843
Cox Communications, Inc.
5.45%, 09/01/2034(d)	2,002,000	1,979,689
5.95%, 09/01/2054(d)	1,752,000	1,712,401
Sirius XM Radio, Inc.
5.00%, 08/01/2027(d)	2,806,000	2,760,430
Total Cable & Satellite		11,422,213

Casinos & Gaming (0.06%)
Caesars Entertainment, Inc.
8.13%, 07/01/2027(d)	763,000	778,791

Commercial Finance (0.38%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
6.50%, 07/15/2025	4,791,000	4,828,554

Consumer Finance (1.05%)
American Express Co.
1D US SOFR + 1.42%, 07/26/2035(a)	1,338,000	1,357,281
Boost Newco Borrower LLC
7.50%, 01/15/2031(d)	2,300,000	2,431,312
Discover Financial Services
SOFRINDX + 3.37%, 11/02/2034(a)(e)	6,161,000	7,181,425
Fiserv, Inc.
5.60%, 03/02/2033	1,500,000	1,555,029
Synchrony Financial
3.70%, 08/04/2026	1,000,000	977,903
Total Consumer Finance		13,502,950

Containers & Packaging (0.21%)
Sonoco Products Co.
5.00%, 09/01/2034	2,816,000	2,749,498

Diversified Banks (0.92%)
Bank of America Corp.
1D US SOFR + 1.91%, 04/25/2034(a)	3,117,000	3,166,423
Security Description	Principal Amount	Value (Note 2)
JPMorgan Chase & Co.
1D US SOFR + 0.93%, 04/22/2028(a)	$1,934,000	$1,970,606
1D US SOFR + 1.07%, 12/15/2025(a)	3,000,000	3,000,320
1D US SOFR + 1.62%, 01/23/2035(a)	3,676,000	3,745,198
Total Diversified Banks		11,882,547

Electrical Equipment Manufacturing (0.05%)
Trimble, Inc.
4.75%, 12/01/2024	650,000	650,000

Entertainment Content (0.91%)
Paramount Global
4.20%, 05/19/2032	10,175,000	9,160,606
Warnermedia Holdings, Inc.
4.28%, 03/15/2032	2,835,000	2,559,350
Total Entertainment Content		11,719,956

Entertainment Resources (0.11%)
Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc.
6.63%, 05/01/2032(d)	1,338,000	1,372,184

Exploration & Production (2.11%)
Devon Energy Corp.
5.20%, 09/15/2034	1,080,000	1,055,723
5.75%, 09/15/2054	1,512,000	1,458,450
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(d)	3,000,000	2,978,570
7.25%, 02/15/2035(d)	4,247,000	4,160,498
Occidental Petroleum Corp.
5.55%, 10/01/2034	4,194,000	4,173,539
7.88%, 09/15/2031	9,775,000	11,039,142
Permian Resources Operating LLC
9.88%, 07/15/2031(d)	428,000	474,787
Range Resources Corp.
4.88%, 05/15/2025	1,952,000	1,949,010
Total Exploration & Production		27,289,719

Financial Services (2.83%)
Charles Schwab Corp.
1D US SOFR + 2.01%, 08/24/2034(a)	4,500,000	4,824,006
SOFRINDX + 1.05%, 03/03/2027(a)(e)	3,218,000	3,248,500
Goldman Sachs Group, Inc.
1D US SOFR + 1.552%, 04/25/2035(a)	1,095,000	1,148,175
Jane Street Group / JSG Finance, Inc.
6.13%, 11/01/2032(d)	1,544,000	1,551,526
7.13%, 04/30/2031(d)	2,100,000	2,187,059

11 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Morgan Stanley
1D US SOFR + 2.05%, 11/01/2034(a)	$3,593,000	$3,969,462
5Y US TI + 2.43%, 01/19/2038(a)	2,761,000	2,825,195
UBS Group AG
1D US SOFR + 1.73%, 05/14/2032(a)(d)	3,100,000	2,752,329
1D US SOFR + 3.92%, 08/12/2033(a)(d)	11,230,000	12,156,669
1Y US TI + 1.80%, 09/22/2029(a)(d)	1,750,000	1,830,834
Total Financial Services		36,493,755

Food & Beverage (1.13%)
General Mills, Inc.
5.25%, 01/30/2035	2,650,000	2,677,298
J M Smucker Co.
6.20%, 11/15/2033	2,750,000	2,954,863
Pilgrim's Pride Corp.
6.25%, 07/01/2033	3,600,000	3,777,548
6.88%, 05/15/2034	4,692,000	5,130,789
Total Food & Beverage		14,540,498

Government Agencies (0.05%)
Tennessee Valley Authority
2.22%, 05/01/2029(a)	30,197	682,452

Health Care Facilities & Services (0.58%)
HCA, Inc.
2.38%, 07/15/2031	4,100,000	3,462,879
5.38%, 02/01/2025	1,300,000	1,299,888
5.50%, 06/01/2033	2,700,000	2,727,565
Total Health Care Facilities & Services		7,490,332

Industrial Other (0.14%)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	1,788,000	1,841,504

Integrated Oils (0.23%)
TotalEnergies Capital SA
5.49%, 04/05/2054	2,892,000	2,920,743

Machinery Manufacturing (0.19%)
Nordson Corp.
4.50%, 12/15/2029	2,556,000	2,519,418

Manufactured Goods (0.15%)
Chart Industries, Inc.
7.50%, 01/01/2030(d)	1,810,000	1,893,096

Medical Equipment & Devices Manufacturing (1.29%)
Alcon Finance Corp.
5.38%, 12/06/2032(d)	5,900,000	6,047,425
Security Description	Principal Amount	Value (Note 2)
Solventum Corp.
5.45%, 03/13/2031(d)	$2,850,000	$2,892,928
5.60%, 03/23/2034(d)	4,650,000	4,722,818
5.90%, 04/30/2054(d)	2,855,000	2,923,996
Total Medical Equipment & Devices Manufacturing		16,587,167

Metals & Mining (0.19%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	2,400,000	2,398,610

Oil & Gas Services & Equipment (0.05%)
Transocean Poseidon, Ltd.
6.88%, 02/01/2027(d)	618,000	621,529

Pharmaceuticals (0.95%)
AbbVie, Inc.
5.05%, 03/15/2034	2,123,000	2,150,759
Bristol-Myers Squibb Co.
5.20%, 02/22/2034	2,750,000	2,816,185
5.55%, 02/22/2054	4,735,000	4,900,225
Pfizer Investment Enterprises Pte, Ltd.
4.75%, 05/19/2033	2,350,000	2,326,139
Total Pharmaceuticals		12,193,308

Pipeline (2.18%)
Buckeye Partners LP
4.50%, 03/01/2028(d)	3,010,000	2,900,389
6.88%, 07/01/2029(d)	3,475,000	3,547,294
Energy Transfer LP
7.38%, 02/01/2031(d)	2,639,000	2,783,100
EnLink Midstream LLC
5.63%, 01/15/2028(d)	1,212,000	1,233,864
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(d)	4,800,000	4,183,492
4.32%, 12/30/2039(d)	3,250,000	2,587,951
Gray Oak Pipeline LLC
2.60%, 10/15/2025(d)	2,998,000	2,936,452
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.50%, 07/15/2027	4,800,000	4,853,587
6.88%, 01/15/2029	3,060,000	3,135,016
Total Pipeline		28,161,145

Power Generation (0.50%)
Vistra Operations Co. LLC
5.13%, 05/13/2025(d)	2,700,000	2,700,653
5.50%, 09/01/2026(d)	3,850,000	3,845,975
Total Power Generation		6,546,628

Publishing & Broadcasting (0.35%)
Nexstar Media, Inc.
4.75%, 11/01/2028(d)	2,400,000	2,268,020
5.63%, 07/15/2027(d)	2,225,000	2,194,537
Total Publishing & Broadcasting		4,462,557

12 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

Security Description	Principal Amount	Value (Note 2)
Real Estate (0.82%)
CoStar Group, Inc.
2.80%, 07/15/2030(d)	$2,700,000	$2,381,961
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(d)	1,885,000	1,907,175
VICI Properties LP
5.13%, 05/15/2032	3,389,000	3,351,258
VICI Properties LP / VICI Note Co., Inc.
4.63%, 06/15/2025(d)	3,000,000	2,987,745
Total Real Estate		10,628,139

Refining & Marketing (0.39%)
HF Sinclair Corp.
4.50%, 10/01/2030	2,594,000	2,489,986
5.00%, 02/01/2028	1,000,000	995,244
5.88%, 04/01/2026	1,500,000	1,513,640
Total Refining & Marketing		4,998,870

Retail - Consumer Discretionary (0.11%)
ERAC USA Finance LLC
5.20%, 10/30/2034(d)	1,455,000	1,476,840

Software & Services (0.71%)
Accenture Capital, Inc.
4.50%, 10/04/2034	1,150,000	1,118,669
Leidos, Inc.
5.75%, 03/15/2033	2,834,000	2,921,919
VMware LLC
2.20%, 08/15/2031	1,550,000	1,304,157
4.70%, 05/15/2030	3,860,000	3,817,121
Total Software & Services		9,161,866

Supermarkets & Pharmacies (1.23%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.50%, 02/15/2028(d)	3,900,000	3,981,046
Kroger Co.
5.00%, 09/15/2034	8,839,000	8,789,955
5.50%, 09/15/2054	3,194,000	3,168,633
Total Supermarkets & Pharmacies		15,939,634

Travel & Lodging (0.69%)
Carnival Corp.
10.50%, 06/01/2030(d)	5,728,000	6,148,742
Royal Caribbean Cruises, Ltd.
6.25%, 03/15/2032(d)	2,721,000	2,782,144
Total Travel & Lodging		8,930,886

Utilities (0.20%)
American Water Capital Corp.
5.15%, 03/01/2034	2,487,000	2,529,679
Security Description	Principal Amount	Value (Note 2)
Waste & Environment Services & Equipment (0.37%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	$3,657,000	$3,647,082
6.75%, 01/15/2031(d)	1,143,000	1,186,770
Total Waste & Environment Services & Equipment		4,833,852
Wireless Telecommunications Services (0.24%)
Verizon Communications, Inc.
4.78%, 02/15/2035(d)	3,174,000	3,096,035

TOTAL CORPORATE BONDS
(Cost $403,873,032)		408,278,562

GOVERNMENT BONDS (43.97%)

U.S. Treasury Bonds (43.97%)
U.S. - United States Treasury Notes
3.50%, 09/30/2026	37,123,000	36,664,763
3.50%, 09/30/2029	64,517,000	62,861,232
3.75%, 08/31/2026	59,943,000	59,465,329
4.13%, 10/31/2026	33,602,000	33,557,373
4.13%, 10/31/2029	72,558,000	72,679,876
4.38%, 07/31/2026	29,375,000	29,441,553
4.50%, 05/15/2027	27,148,000	27,369,638
United States Treasury Bond
3.88%, 08/15/2034	46,072,000	44,902,203
4.13%, 08/15/2044	65,257,000	62,136,900
4.25%, 11/15/2034	53,437,000	53,683,311
4.25%, 08/15/2054	15,157,000	14,827,809
4.50%, 11/15/2054	39,975,000	40,815,099
4.63%, 05/15/2044	14,545,000	14,819,991
United States Treasury Inflation Indexed Bonds
1.88%, 07/15/2034	7,143,986	7,112,619
2.13%, 02/15/2054	6,767,918	6,724,013
Total U.S. Treasury Bonds		567,061,709
TOTAL GOVERNMENT BONDS
(Cost $563,984,746)		567,061,709

	Shares	Value (Note 2)
PREFERRED STOCK (2.44%)

Energy (0.14%)
Pipeline (0.14%)
Energy Transfer LP, Series B, 6.625%(a)(f)	600,000	$593,808
Energy Transfer LP, Series F, 5Y US TI + 5.134%(a)(f)	1,250,000	1,254,313
Total Energy		1,848,121

Financials (1.46%)
Banks (0.37%)
Bank of Hawaii., 8.000%(f)	58,866	1,565,836

13 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

	Shares	Value (Note 2)
Wells Fargo & Co., Series U, 5.875%(a)(f)	3,108,000	$3,108,579
		4,674,415

Consumer Finance (0.10%)
American Express Co., 5Y US TI + 2.854%(a)(f)	1,317,000	1,260,821

Diversified Banks (0.25%)
HSBC Holdings PLC, 5Y US TI + 3.298%(a)(f)	1,589,000	1,594,496
HSBC Holdings PLC, 5Y US TI + 3.191%(a)(f)	1,589,000	1,601,010

Financial Services (0.50%)
Charles Schwab Corp., Series G, 5Y US TI + 4.971%(a)(f)	4,619,000	4,613,291
Goldman Sachs Group, Inc., Series Y, 10Y US TI + 2.40%(a)(f)	670,000	672,662
Goldman Sachs Group, Inc., Series X, 5Y US TI + 2.809%(a)(f)	1,159,000	1,215,683
		6,501,636

Life Insurance (0.24%)
Jackson Financial, Inc., 5Y US TI + 3.728%(a)(f)	21,475	589,918
Prudential Financial, Inc., 3M CME TERM SOFR + 3.031%(a)	2,495,000	2,492,375
		3,082,293

Total Financials		18,714,671

Government (0.51%)
Government Agencies (0.51%)
CoBank ACB(f)(g)	2,545,000	2,592,550
Farm Credit Bank of Texas, Series 4, 5Y US TI + 5.415%(a)(d)(f)	2,910,000	2,899,960
Farm Credit Bank of Texas, 5Y US TI + 3.291%(a)(f)	1,008,000	1,055,814
		6,548,324

Total Government		6,548,324

Utilities (0.33%)
Utilities (0.33%)
Entergy Corp., 5Y US TI + 2.67%(a)	1,258,000	1,293,399
National Rural Utilities Cooperative Finance Corp., 3M CME TERM SOFR + 3.172%(a)	1,200,000	1,200,160
National Rural Utilities Cooperative Finance Corp.,
5Y US TI + 3.533%(a)	300,000	313,176
		Shares	Value (Note 2)
Sempra, 5Y US TI + 2.868%(a)		1,559,000	$1,484,590
			4,291,325

Total Utilities			4,291,325

TOTAL PREFERRED STOCK
(Cost $30,910,216)			31,402,441

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.06%)

Money Market Fund (0.06%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	4.58%	763,875	763,875

TOTAL SHORT TERM INVESTMENTS
(Cost $763,875)			763,875

TOTAL INVESTMENTS (98.70%)
(Cost $1,262,971,364)			$1,272,634,945

Other Assets In Excess Of Liabilities (1.30%)			16,719,903

NET ASSETS (100.00%)			$1,289,354,848

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

TI - Treasury Index

SOFRINDX - US SOFR Secured Overnight Financing Rate Compounded Index

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2024 was 4.59%

10Y US TI - 10 Year US TI as of November 30, 2024 was 4.18%

30D US SOFR - 30 Day SOFR as of November 30, 2024 was 4.67%

1M US SOFR - 1 Month SOFR as of November 30, 2024 was 4.53%

1M CME TERM SOFR – 1 Month CME TERM SOFR as of November 30, 2024 was 4.53%

3M US SOFR - 3 Month SOFR as of November 30, 2024 was 4.47%

3M CME TERM SOFR – 3 Month CME TERM SOFR as of November 30, 2024 was 4.47%

1Y US TI - 1 Year US Treasury Bill as of November 30, 2024 was 4.30%

5Y US TI - 5 Year US TI as of November 30, 2024 was 4.05%

14 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Schedule of Investments	November 30, 2024

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Interest only security.
(c)	Issued with zero coupon.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2024, the aggregate market value of those securities was $161,077,266, representing 12.49% of net assets.
(e)	The SOFRINDX is a compounded average of the daily Secured Overnight Financing Rate determined by reference to the SOFR Index for any interest period.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Non-Income Producing Security.

See Notes to Financial Statements and Financial Highlights.

15 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Statement of Assets and Liabilities	November 30, 2024

ASSETS:
Investments, at value	$1,272,634,945
Cash	108,934
Receivable for investments sold	49,009
Interest receivable	11,222,986
Receivable for shares sold	14,239,793
Total Assets	1,298,255,667

LIABILITIES:
Payable for investments purchased	8,332,603
Payable to adviser	568,216
Total Liabilities	8,900,819
NET ASSETS	$1,289,354,848

NET ASSETS CONSIST OF:
Paid-in capital	$1,279,570,680
Total distributable earnings/(accumulated losses)	9,784,168
NET ASSETS	$1,289,354,848

INVESTMENTS, AT COST	$1,262,971,364

PRICING OF SHARES
Net Assets	$1,289,354,848
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	49,800,000
Net Asset Value, offering and redemption price per share	$25.89

See Notes to Financial Statements and Financial Highlights.

16 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Statement of Operations	For the Period December 05, 2023
(Commencement of Operations) to November 30, 2024

INVESTMENT INCOME:
Interest	$33,125,791
Dividend Income*	867,945
Total investment income	33,993,736

EXPENSES:
Investment adviser fees	3,886,637
Other expenses	26,547
Net expenses	3,913,184
NET INVESTMENT INCOME	30,080,552

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	178,500
Net change in unrealized appreciation on investments	9,663,581
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,842,081
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,922,633

*	Net of foreign tax withholding of $555.

See Notes to Financial Statements and Financial Highlights.

17 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Statement of Changes in Net Assets

For the Period December 05, 2023 (Commencement of Operations) to November 30, 2024
OPERATIONS:
Net investment income	$30,080,552
Net realized gain	178,500
Net change in unrealized appreciation	9,663,581
Net increase in net assets resulting from operations	39,922,633

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(30,138,720)
Total distributions	(30,138,720)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,279,570,935
Net increase from capital share transactions	1,279,570,935
Net increase in net assets	1,289,354,848

NET ASSETS:
Beginning of period	–
End of period	$1,289,354,848

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	49,800,000
Shares redeemed	–
Shares outstanding, end of period	49,800,000

See Notes to Financial Statements and Financial Highlights.

18 | November 30, 2024

ALPS | Smith Core Plus Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

For the Period December 05, 2023 (Commencement of Operations) to November 30, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	1.15
Net realized and unrealized gain	0.84
Total from investment operations	1.99

DISTRIBUTIONS:
From net investment income	(1.10)
Total distributions	(1.10)

NET INCREASE IN NET ASSET VALUE	0.89
NET ASSET VALUE, END OF PERIOD	$25.89
TOTAL RETURN(b)	8.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,289,355

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.59% (c)
Ratio of net investment income to average net assets	4.57% (c)
Portfolio turnover rate(d)	169%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements and Financial Highlights.

19 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Notes to Financial Statements and Financial Highlights	November 30, 2024

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2024, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS | Smith Core Plus Bond ETF (the “Fund”). The investment objective of the Fund is to seek above average total return from a combination of current income and capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. The Fund primarily effects creations and redemptions partly or wholly for cash, rather than in-kind. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Trust’s Board of Trustees (the “Board”), which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

20 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Notes to Financial Statements and Financial Highlights	November 30, 2024

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

21 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Notes to Financial Statements and Financial Highlights	November 30, 2024

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2024:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Core Plus Bond ETF
Bank Loans	$–	$25,038,499	$–	$25,038,499
Collateralized Mortgage Obligations	–	54,782,362	–	54,782,362
Commercial Mortgage-Backed Securities	–	8,433,746	–	8,433,746
Mortgage-Backed Securities	–	176,873,751	–	176,873,751
Corporate Bonds	682,452	407,596,110	–	408,278,562
Government Bonds	–	567,061,709	–	567,061,709
Preferred Stock	2,155,754	29,246,687	–	31,402,441
Short Term Investments	763,875	–	–	763,875
Total	$3,602,081	$1,269,032,864	$–	$1,272,634,945

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2024.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2024, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from the Fund’s 2023 excise tax:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS | Smith Core Plus Bond ETF	$(255)	$255

The tax character of the distributions paid during the period ended November 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2024
ALPS | Smith Core Plus Bond ETF	$30,138,720	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2024, the Fund did not have available capital losses to carry forward to the next tax year.

22 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Notes to Financial Statements and Financial Highlights	November 30, 2024

As of November 30, 2024, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

ALPS | Smith Core Plus Bond ETF
Accumulated net investment income	$2,587,213
Net unrealized appreciation on investments	7,196,955
Total	$9,784,168

As of November 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS | Smith Core Plus Bond ETF
Gross appreciation (excess of value over tax cost)	$10,484,085
Gross depreciation (excess of tax cost over value)	(3,287,130)
Net unrealized appreciation/(depreciation)	$7,196,955
Cost of investments for income tax purposes	$1,265,437,990

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.59% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Smith Capital Investors, LLC (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.30% of the Fund’s average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

23 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Notes to Financial Statements and Financial Highlights	November 30, 2024

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | Smith Core Plus Bond ETF	$2,472,536,893	$1,177,257,304

For the period ended November 30, 2024, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
ALPS | Smith Core Plus Bond ETF	$1,549,419,722	$983,587,695

For the period ended November 30, 2024, there were no in-kind transactions or realized gain/(loss) on in-kind transactions

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. An additional variable charge for cash creations, redemptions, partial cash creations or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with buying or selling the applicable securities.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

24 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS | Smith Core Plus Bond ETF
and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS | Smith Core Plus Bond ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2024, the related statements of operations and changes in net assets, and the financial highlights for the period December 5, 2023 (commencement of operations) through November 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations, changes in net assets, and the financial highlights for the period December 5, 2023 (commencement of operations), through November 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
January 29, 2025

25 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Additional Information	November 30, 2024 (Unaudited)

TAX INFORMATION

The ALPS | Smith Core Plus Bond ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | Smith Core Plus Bond ETF	0%	0%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

26 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

Not applicable for this reporting period.

27 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Proxy Disclosures for Open-End Management Investment Companies	November 30, 2024 (Unaudited)

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held on July 19, 2024. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To elect seven Trustees.

	Shares Voted in Favor	Shares Voted Against/ Withheld or Abstentions	Proposal Approved
Mary K. Anstine	223,143,090	2,894,793	Yes
Edmund J. Burke	223,362,578	2,672,643	Yes
Jeremy W. Deems	221,670,341	4,361,535	Yes
Rick A. Pederson	213,137,140	12,259,226	Yes
Joseph F. Keenan	223,547,500	2,483,867	Yes
Susan K. Wold	223,460,006	2,571,857	Yes
Laton Spahr	223,439,610	2,593,995	Yes

28 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	November 30, 2024 (Unaudited)

The following chart provides certain information about the Trustee fees paid by the Trust for the year ended November 30, 2024:

	Aggregate Regular Compensation From the Trust	Aggregate Special Compensation From the Trust	Total Compensation From the Trust
Mary K. Anstine, Trustee	$162,500	$–	$162,500
Edmund J. Burke, Trustee	166,500	–	166,500
Jeremy W. Deems, Trustee	174,500	–	174,500
Rick A. Pederson, Trustee	186,500	–	186,500
Joseph F. Keenan, Trustee	40,000	–	40,000
Susan K. Wold, Trustee	40,000	–	40,000
Laton Spahr, President and Trustee*	–	–	–
Total	$770,000	$–	$770,000

*	Mr. Spahr, the President of the Trust, is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

29 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract	November 30, 2024 (Unaudited)

At its meetings held on June 3, 2024 and June 18, 2024, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee was not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS | Smith Core Plus Bond ETF ("SMTH" or the "Fund") and (ii) the Investment Sub-Advisory Agreement between the Trust, AAI and Smith Capital Investors, LLC (the “Sub-Adviser” or “Smith Capital”) with respect to the Fund (the “Smith Capital Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 3 month and since inception periods and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

(i)	SMTH

The gross management fee rate for SMTH is higher than the median of its FUSE expense group. SMTH’s net expense ratio is higher than the median of its FUSE expense group.

With respect to AAI profitability from SMTH, the Independent Trustees noted that current profitability levels were not unreasonable.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

30 | November 30, 2024

ALPS | Smith Core Plus Bond ETF
Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract	November 30, 2024 (Unaudited)

The Board, including the Independent Trustees, discussed the Smith Capital Sub-Advisory Agreement.

In evaluating the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Smith Capital with respect to SMTH under the Smith Capital Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by SMTH compared to those of similar funds managed by other investment advisers; (iii) the profitability to Smith Capital of its sub-advisory relationship with SMTH and the reasonableness of compensation to Smith Capital; (iv) the extent to which economies of scale would be realized if, and as, SMTH’s assets increase, and whether the fee level in the Smith Capital Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by Smith Capital under the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the Smith Capital Sub-Advisory Agreement, SMTH’s performance, financial information regarding Smith Capital, information describing Smith Capital’s current organization and the background and experience of the persons responsible for the day-to-day management of SMTH. Based upon their review, the Board, including the Independent Trustees concluded that Smith Capital was qualified to oversee the portfolio management of Smith Capital and that the services provided by Smith Capital to SMTH are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to Smith Capital with respect to SMTH was 0.30% of SMTH’s average daily net assets out of a total management fee of 0.59% of SMTH’s average daily net assets.

In reviewing Smith Capital’s profitability with respect to SMTH, the Board, including the Independent Trustees considered the resources involved in managing SMTH.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by Smith Capital from its relationships with SMTH, known as fall-out benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if SMTH’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that SMTH commenced operations on December 5, 2023 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to SMTH.

In voting to approve the Smith Capital Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Smith Capital Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

31 | November 30, 2024

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc.,
a FINRA member, is the distributor for the ETF.

alpsfunds.com
1-866-759-5679

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Changes in and Disagreements with Accountants is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Proxy Disclosures for Open-End Management Investment Companies is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Any Remuneration Paid to Directors, Officers, and Others is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Report..

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 of Form N-CSR is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 7, 2025

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	February 7, 2025
-35-